UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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AMERICAN STATES WATER COMPANY

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of 2016 Annual Meeting of Shareholders

Date:	May 17, 2016

Time:	10:00 a.m., Pacific Time

Location:	The Langham
1401 South Oak Knoll Avenue
Pasadena, California 91106

Record Date:	March 23, 2016

Agenda:	To elect the following directors to class II of the board of directors to serve until the annual meeting in 2019 or until their successors are duly elected and qualified:

Dr. Diana M. Bontá
Mr. Lloyd E. Ross
Mr. Robert J. Sprowls;

To approve the 2016 Stock Incentive Plan;

Advisory vote to approve the compensation of our named executive officers;

To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm; and

To transact any other business which may properly come before the 2016 annual meeting or any adjournment thereof.

By order of the board of directors:

/s/ Eva G. Tang
Eva G. Tang
Corporate Secretary

San Dimas, California
April 5, 2016

Important Notice Regarding the Availability of Proxy Materials For the Shareholders Meeting to Be Held on May 17, 2016

Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to furnish our proxy statement, a proxy card and our Annual Report on Form 10-K for the year ended December 31, 2015 primarily via the Internet at www.proxyvote.com. As a result, on or about April 5, 2016, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials. This Notice contains instructions on how to access our proxy materials over the Internet and how to request a paper copy of our proxy materials. On or about April 5, 2016, we are mailing to all of our remaining shareholders a paper copy of our proxy materials. Shares must be voted either by telephone, Internet or by completing and returning a proxy card as provided in our proxy statement. Shares cannot be voted by marking, writing on and/or returning this Notice or any other notice regarding our proxy materials.

Directions for Attending the 2016 Annual Meeting

We will hold the 2016 annual meeting at The Langham, 1401 South Oak Knoll Avenue, Pasadena, California 91106.

For shareholders of record, either the detachable portion of your proxy card or your Notice is your ticket to the 2016 annual meeting. Please present your ticket when you reach the registration area at the 2016 annual meeting.

For shareholders who hold shares through a brokerage firm, bank or other shareholder of record, your admission ticket is the copy of your latest account statement showing your investment in our common shares. Please present your account statement to one of our representatives at the 2016 annual meeting. You cannot vote your shares at the 2016 annual meeting unless you have obtained a legal proxy from your broker, bank or other shareholder of record. A copy of your account statement is not sufficient for this purpose.

Directions to The Langham

American States Water Company

Proxy Statement for 2016 Annual Meeting

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April 5, 2016

American States Water Company

630 East Foothill Blvd.

San Dimas, California 91773

2016 Proxy Statement

The Securities and Exchange Commission, or SEC, has adopted rules to allow us to elect to use the Internet as our primary means of furnishing our proxy statement, electronic proxy card and our Annual Report on Form 10-K for the year ended December 31, 2015 to our shareholders. As a result, on or about April 5, 2016, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials referred to herein as the Notice. The Notice contains instructions on how to access our proxy materials over the Internet at www.proxyvote.com and how to request a paper copy of our proxy materials. The proxy materials will be posted on the Internet no later than the date we begin mailing the Notice. On or about April 5, 2016, we are mailing to all remaining shareholders a paper copy of our proxy materials. We are sending a Notice or proxy materials to each of our shareholders of record in connection with the solicitation by our board of directors of proxies to be voted at our 2016 annual meeting and any adjournments thereof.

We have set the record date for determining the shareholders entitled to vote at the 2016 annual meeting as the close of business on March 23, 2016. As of March 23, 2016, we had 36,552,419 common shares outstanding. We do not have any other outstanding equity securities. Each of our common shares is entitled to one vote.

We will hold our 2016 annual meeting on May 17, 2016 at 10:00 a.m., Pacific Time, at The Langham, 1401 South Oak Knoll Avenue, Pasadena, California 91106.

INFORMATION ABOUT THE 2016 ANNUAL MEETING

What is the purpose of the 2016 annual meeting?

At our 2016 annual meeting, we will ask our shareholders to elect directors to class II who will serve until our annual meeting of shareholders in 2019 or until our shareholders duly elect their qualified successors. We will also ask shareholders to approve the 2016 Stock Incentive Plan, or 2016 plan, and to approve an advisory vote approving the compensation of our named executive officers, commonly referred to as a “say-on-pay” proposal. In addition, we will ask shareholders to ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm and to vote on any other matter which may properly come before the 2016 annual meeting or any adjournment, including any proposal to adjourn the 2016 annual meeting.

Even if you are able to attend the 2016 annual meeting, we encourage you to vote early using the mail, telephone or Internet methods described below.

Who may attend the 2016 annual meeting?

Our shareholders and our representatives may attend our 2016 annual meeting. If you are a shareholder of record on the record date, you must bring either the detachable portion of your proxy card or your Notice in order to gain admission to our 2016 annual meeting. You are a shareholder of record if your shares are registered directly in your name. We mailed this proxy statement or the Notice directly to you if you are a shareholder of record.

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If you are a shareholder who holds shares through a brokerage firm, bank or other shareholder of record on the record date, you must bring a copy of your latest account statement showing your investment in our common shares. If you are a beneficial owner of our shares, your broker, bank, trustee or nominee sent this proxy statement or the Notice to you.

How may I vote my shares in person at the 2016 annual meeting?

If you are the shareholder of record, you may vote your shares in person at the 2016 annual meeting if you have either the detachable portion of your proxy card or your Notice as proof of identification. If you are the beneficial owner of shares held in street name, you may vote your shares at the meeting if you obtained a legal proxy from your broker, bank or other shareholder of record. Participants in Golden State Water Company’s 401(k) plan may not vote their 401(k) shares in person at the 2016 annual meeting since the 401(k) plan trustee is the shareholder of record of these shares.

How may I vote my shares without attending the 2016 annual meeting?

All proxies that shareholders properly sign and return, unless properly revoked, will be voted at the 2016 annual meeting or any adjournment thereof in accordance with the instructions indicated on the proxy.

You may vote your shares without attending the 2016 annual meeting by mail, telephone or Internet.

Voting by Mail

▪	If you received a paper copy of the proxy materials, you may sign, date and return your proxy card in the pre-addressed, postage-paid envelope provided.

Voting by Telephone

▪	You may vote by proxy using the toll-free telephone number listed on the proxy card. Please have your Notice or the proxy card in hand before calling.

▪	If your shares are held through a brokerage firm, bank or other shareholder of record, you may vote by telephone only if the shareholder of record (broker, bank or other shareholder of record) offers that option to you.

▪	Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on May 16, 2016 in order to be voted at the 2016 annual meeting. Participants in Golden State Water Company’s 401(k) plan may vote their 401(k) plan shares by telephone, but must do so by the date set forth below.

Voting by Internet

▪	You may also vote by proxy using the Internet. The Internet address is www.proxyvote.com which is also listed on the Notice and the proxy card. Please have the proxy card or Notice in hand before going online. You may also view our proxy statement and 2015 annual report at this website. If your shares are held through a brokerage firm, bank or other shareholder of record, you may vote by the Internet only if the shareholder of record (broker, bank or other shareholder of record) offers that option to you.

▪	Votes submitted by Internet must be received by 11:59 p.m., Eastern Time, on May 16, 2016 in order to be voted at the 2016 annual meeting. Participants in Golden State Water Company’s 401(k) plan may vote their 401(k) plan shares by Internet, but must do so by the date set forth below.

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Regardless of whether or not you attend the 2016 annual meeting in person, we encourage all of our shareholders to vote using one of the methods described above.

Participants in Golden State Water Company’s 401(k) plan may vote their 401(k) plan shares by mail, phone or Internet as described above. Votes submitted by telephone or using the Internet must be received by 11:59 p.m., Eastern Time, on May 13, 2016 in order for us to forward your instructions to the 401(k) plan trustee. The trustee will vote 401(k) plan shares as to which no directions are received in the same ratio as 401(k) plan shares with respect to which directions are received from other participants in the 401(k) plan, unless contrary to the Employee Retirement Income Security Act of 1974.

May I change my vote after I submit a proxy?

You may revoke your proxy at any time before the named proxies vote at the 2016 annual meeting by any of the following methods:

▪	filing with us a written notice of revocation of the proxy bearing a later date,

▪	attending the 2016 annual meeting and voting in person, or

▪	presenting a written notice of the revocation of the proxy at the 2016 annual meeting.

If you hold your shares through a broker, bank or other shareholder of record, then you must obtain a legal proxy in order to take any of these actions.

Please bear in mind that your execution of a proxy will not affect your right to attend the 2016 annual meeting or any adjournment thereof and vote in person; however, your attendance at the 2016 annual meeting will not, by itself, revoke your proxy, unless you take one of the actions listed above.

How may I cast my vote?

In the election of directors, you may vote your shares for the nominees in the following manner:

▪	“FOR ALL” of the nominees,

▪	“WITHHOLD ALL” (you may withhold your authority to vote for any individual nominee(s) by marking the “For All Except” box and writing the number(s) of the nominee(s) on the line provided), or

▪	“FOR ALL EXCEPT,” and write the number(s) of the nominee(s) on the line provided for any individual nominee(s) for whom you choose to withhold your authority to vote.

With respect to the advisory vote to approve the compensation of our named executive officers, the vote to approve the 2016 plan and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, you may vote your shares in the following manner:

▪	“FOR,”

▪	“AGAINST,” or

▪	“ABSTAIN.”

Each share is entitled to one vote on each of these matters.

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May I cumulate my votes for a director?

You may not cumulate your votes for a director (i.e., cast for any candidate a number of votes greater than the number of common shares that you hold on the record date) unless you or another shareholder:

▪	places the candidate’s name in nomination prior to the voting, and

▪	prior to the voting, gives notice of an intention to cumulate votes at the 2016 annual meeting.

If you or any other shareholder gives notice prior to voting of an intention to cumulate votes, then all shareholders may cumulate their votes for candidates who have been nominated.

How does the board recommend that I vote at the 2016 annual meeting?

Our board recommends that you vote your shares:

▪	“FOR ALL” of the nominees for class II director,

▪	“FOR” approval of the 2016 plan,

▪	“FOR” approval of the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and any related material disclosed in this proxy statement, referred to herein as a “say-on-pay” advisory vote, and

▪	“FOR” the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

How will the named proxies vote if I send in my proxy without voting instructions?

The named proxies will vote “FOR ALL” of the board’s nominees to be elected as directors, “FOR” approval of the 2016 plan, “FOR” the approval of the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and any related materials disclosed in this proxy statement, and “FOR” the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm if you send in your proxy without voting instructions. The named proxies will also vote in favor of such other matters as are incident to the conduct of the 2016 annual meeting, unless otherwise instructed.

How will the named proxies vote if a nominee is unable to serve as director?

In the event any one or more of the nominees is withdrawn from nomination as a director or is unable to serve for any reason, a contingency not now anticipated, the named proxies may vote for a substitute nominee or nominees, unless otherwise instructed by a shareholder on his or her proxy.

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What vote is required to approve each of the proposals?

Proposal 1

Candidates for the board of directors receiving the highest number of affirmative votes of the shares entitled to vote at the 2016 annual meeting in person or by proxy (up to the number of directors to be elected) will be elected. Votes cast against a candidate or votes withheld will have no legal effect. Brokers are not authorized to vote on this proposal unless you instruct otherwise.

Proposal 2

A majority of our common shares present at the 2016 annual meeting in person or by proxy must vote in favor of the 2016 plan, in order for us to approve grants of stock awards under the 2016 plan, provided that the shares voting affirmatively also constitute at least a majority of the required quorum at the 2016 annual meeting. Abstentions on this proposal will have the effect of a vote against the proposal. Brokers are only authorized to vote on this proposal in accordance with your instructions.

Proposal 3

The compensation of the named executive officers, as disclosed pursuant to the compensation rules of the SEC, including the compensation discussion and analysis, compensation tables and any related material disclosed in this proxy statement will be approved upon an affirmative vote of a majority of our common shares represented in person or by proxy and voting, provided that the shares voting affirmatively also constitute at least a majority of the required quorum at the 2016 annual meeting. Abstentions on this proposal will not be considered as a vote cast for or against this proposal. Brokers are not authorized to vote on this proposal unless you instruct otherwise. This vote is advisory and non-binding on the company, the compensation committee and the board.

Proposal 4

The appointment of PricewaterhouseCoopers LLP, as our independent registered public accounting firm, will be ratified by the affirmative vote of those present in person or by proxy and voting, provided that the shares voting affirmatively also constitute at least a majority of the required quorum at the 2016 annual meeting. Abstentions on this proposal will not be considered as a vote cast for or against this proposal. Brokers are authorized to vote on this proposal unless you instruct otherwise.

What happens if cumulative voting for directors occurs?

If we conduct voting for directors by cumulative voting, then you may cast a number of votes equal to the number of directors authorized multiplied by the number of shares you have a right to vote. You may cast your votes for a single candidate or you may distribute your votes on the same principle among as many candidates in whatever proportion you desire.

The accompanying proxy will grant the named proxies discretionary authority to vote cumulatively if cumulative voting applies. Unless you instruct the named proxies otherwise, the named proxies will vote equally for each of the candidates for the office of director; provided, however, that if sufficient numbers of our shareholders exercise cumulative voting rights to elect one or more candidates, the named proxies will:

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▪	determine the number of directors they may elect,

▪	select such number from among the named candidates,

▪	cumulate their votes, and

▪	cast their votes for each candidate among the number they are entitled to vote.

What is the quorum requirement for the 2016 annual meeting?

A quorum is present if shareholders holding a majority of shares entitled to vote on the record date are present at the 2016 annual meeting, either in person or by proxy. We will count shares represented by proxies that reflect abstentions and broker non-votes as present and entitled to vote for purposes of determining the presence of a quorum. The term “broker non-vote” refers to shares held by brokers or nominees who have not received instructions on how to vote from the beneficial owners or persons entitled to vote if the broker or nominee indicates on the proxy that the broker or nominee does not have discretionary power to vote on the matter.

Who bears the costs of proxy distribution and solicitation?

We will bear the entire cost of preparing, assembling, printing and mailing proxy statements and the costs of any additional materials which the board may furnish to you. We will solicit proxies by U.S. mail in the case of beneficial owners that own 1,000 or more shares or, in the case of all other shareholders, brokers, banks and other nominees, by mailing a notice containing instructions on how to access our proxy materials and vote. We have engaged the services of Morrow & Co., LLC, 470 West Avenue, Stamford, Connecticut 06902 for $8,000 to assist us in soliciting proxies. We may also solicit proxies by telephone, or personally, by directors, officers and regular employees of the company who will receive no extra compensation for performing these services.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are either registered differently or appear in more than one account. Please provide us with voting instructions for all proxy and voting instruction cards that you receive.

Who will serve as inspector of election?

The board of directors has appointed Broadridge Financial Solutions, Inc. to act as the inspector of election. The inspector of election will count all votes cast, whether in person or by proxy.

How is an annual meeting adjourned?

Shareholders may adjourn an annual meeting by the affirmative vote of a majority of the shares represented at the annual meeting, in person or by proxy, even if a quorum is not present. If a proposal is made to adjourn the 2016 annual meeting in order to enable management to continue to solicit proxies in favor of a proposal, the proxies will be voted in favor of adjournment, unless otherwise instructed.

In the absence of a quorum at the 2016 annual meeting, no business may be transacted at the 2016 annual meeting other than an adjournment. We may conduct any business at an adjourned meeting which we could have conducted at the original meeting.

We are not required to give you notice of an adjournment of an annual meeting if we announce the time and place of the adjournment at the annual meeting at which the adjournment takes place. We must, however, give you notice of the adjourned meeting if the adjournment is for more than 45 days or, if after the adjournment, we set a new record date for the adjourned meeting.

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BOARD STRUCTURE AND COMMITTEES

How is the board of directors structured?

The board of directors currently consists of nine directors, with an independent non-management director serving as its chair. The board is divided into three classes (class I, class II and class III). Shareholders elect directors in each class to serve for a three-year staggered term expiring in successive years or until shareholders duly elect their successors. The term of the class I directors will expire at the 2018 annual meeting. The term of the class III directors will expire at the 2017 annual meeting. The term of the directors elected to class II at this annual meeting will expire at the 2019 annual meeting.

Mr. Lloyd E. Ross, the chair of the board, is a non-voting ex-officio member of all committees of the board, is the presiding director for executive sessions of the board and acts as lead director of the board. The board holds executive sessions of the board following regularly scheduled meetings and on an as-needed basis. Some of these sessions are non-management executive sessions. Currently, Mr. Robert J. Sprowls, who is also president and chief executive officer of the company, is the only employee director that participates in executive sessions of the board. He does not participate in non-management executive sessions. The board held four executive sessions of the board in 2015, one of which included a non-management executive session.

The board of directors has determined that Mr. Ross and seven of the other members of the board are independent directors of the company. The board believes that this leadership structure, in which the chair is an independent director acting as the lead director, ensures a greater role for the other independent directors in the oversight of the company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the board. The board further believes that this leadership structure is preferred by a significant number of our shareholders. The board has used this leadership structure since the formation of the company as a holding company in 1998.

What is the board’s role in risk oversight?

The board does not manage risk. Rather the board oversees enterprise risk management, or ERM, performed under the direction of the chief executive officer and chief financial officer. The board satisfies this responsibility by obtaining information from each committee chair regarding the committee’s risk oversight activities and from regular reports directly from officers and other key management personnel responsible for risk identification, risk management and risk mitigation strategies. The reporting processes are designed to provide visibility to the board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Diana M. Bontá was appointed as a liaison between the board and management with respect to providing additional oversight of the company’s ERM programs. Dr. Bontá reports to the full board regarding management’s implementation of the company’s ERM program and other matters relevant to the risk oversight responsibilities of the board.

The board has not established a risk oversight committee. Instead, each committee oversees risks within its area of responsibility.

The audit and finance committee considers financial risks and exposures, particularly financial reporting, tax, accounting, disclosure and internal control over financial reporting, financial policies, investment guidelines, credit and liquidity matters and the company’s retirement plans. The audit and finance committee receives regular reports from the internal auditor of the company in order to assist it in overseeing financial risks. The audit and finance committee is not responsible for the oversight of non-financial risks. The oversight of non-financial risks is performed by the full board and other committees.

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The nominating and governance committee considers risks and exposures relating to corporate governance and succession planning for the board and the chief executive officer. The nominating and governance committee is also responsible for making recommendations regarding the delegation of risk oversight responsibilities to committees of the board and the policies and procedures for coordinating the risk oversight responsibilities of the board, the ERM liaison, if any, and each of the committees and the board.

The compensation committee considers risks associated with executive and employee compensation programs. The ASUS committee oversees the risks and exposures associated with the company’s contracted services operations at American States Utility Services, Inc. and its subsidiaries, or ASUS.

What are the procedures for changing the number of directors?

Under our bylaws, the board of directors may increase the authorized number of directors up to eleven without obtaining shareholder approval so long as we list our common shares on the New York Stock Exchange. We currently have nine directors on our board. The board of directors may also decrease the number of authorized directors to no less than six without obtaining shareholder approval. If the number of authorized directors is decreased to six, then the board will cease to be classified; provided, that the decrease in the number of directors cannot shorten the term of any incumbent director.

Unless otherwise approved by our shareholders, the board of directors will cease to be classified if our common shares are not listed on the New York Stock Exchange.

How are vacancies filled on the board of directors?

The majority of the remaining directors may fill vacancies on the board, except those existing as a result of a removal of a director, though less than a quorum. If the board consists of only one director, the sole remaining director may fill all vacancies on the board. Each director so elected will hold office until the end of the term of the director who has been removed, or until the director’s successor has been duly elected and qualified. Our shareholders also have the right to elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

Under what circumstances may a director be removed from the board?

Under California law, a member of the board of directors may be removed:

▪	by the board of directors as the result of a felony conviction or court declaration of unsound mind,

▪	by the shareholders without cause, or

▪	by court order for fraudulent or dishonest acts or gross abuse of authority or discretion.

Generally, shareholders may not remove a director if the votes cast against removal are sufficient to elect the director if voted cumulatively at an election of directors held at the time of removal. In addition, no director may be removed by shareholders by written consent unless all shareholders vote for removal of the director.

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What committees does the board of directors have?

The board has three standing committees:

▪	an audit and finance committee,

▪	a nominating and governance committee, and

▪	a compensation committee.

Each committee operates under a written charter which identifies the purpose of the committee and its primary functions and responsibilities. Copies of these committee charters are available on our website at www.aswater.com.

The board has also established two committees, one known as the ASUS committee, to aid in efforts with respect to our contracted services business, and an issuance committee. The ASUS committee operates under a written charter. The issuance committee does not operate under a charter. Instead certain matters are delegated to it from time to time by the board with respect to an issuance of securities.

How often did the board and each of the committees meet during 2015?

During 2015:

▪	directors met, as a board, six times,

▪	the audit and finance committee met six times,

▪	the nominating and governance committee met four times,

▪	the compensation committee met seven times, and

▪	the ASUS committee met four times.

No board member in 2015 attended less than 75% of the meetings of the board. No committee member in 2015 attended less than 75% of the committee meetings of any committee in which he or she was a member.

NOMINATING AND GOVERNANCE COMMITTEE

What are the functions of the nominating and governance committee?

The nominating and governance committee assesses qualifications of candidates to fill vacancies on the board and makes recommendations to the board regarding candidates to fill these vacancies. The nominating and governance committee also

▪	recommends to the board changes in the company’s corporate governance policies and procedures and CEO and board succession;

▪	recommends to the board a director training program for the year;

▪	reviews and oversees management’s preparation of our Corporate Social Responsibility Report; and

▪	reviews its charter and assesses its own performance annually.

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How does the nominating and governance committee assess candidates to fill vacancies on the board?

The nominating and governance committee assesses nominees for directors on the basis of a number of qualifications, including:

▪	a reputation for integrity, honesty and adherence to high ethical standards;

▪	holding or having held a generally recognized position of leadership;

▪	business acumen, business or governmental experience and an ability to exercise sound business judgment in matters that relate to our current and long-term objectives;

▪	an interest and ability to understand the sometimes conflicting interests of our various constituencies, including shareholders, employees, customers, regulators, creditors and the general public;

▪	an interest and ability to act in the interests of all shareholders;

▪	an ability to work constructively with groups with diverse perspectives and to tolerate opposing viewpoints;

▪	a commitment to service on the board, including commitment demonstrated by prior board service; and

▪	a willingness to challenge and stimulate management.

Each director, other than the chief executive officer of the company, is also expected to satisfy the independence requirements of the board.

In addition to the criteria set forth above, the nominating and governance committee considers how the skills and attributes of each individual candidate or incumbent director work together to create a board that is collegial, engaged and effective in performing its duties. In order to achieve this objective, the committee believes that the background and qualifications of the directors, considered as a group, should provide a significant mix and diversity of professional and personal experience, knowledge and skills that will allow the board to fulfill its responsibilities. The committee construes the concept of diversity broadly so as to include a variety of opinions, perspectives, personal experiences and backgrounds and other differentiating characteristics, including gender and ethnicity.

The process used by the committee in assessing candidates for director is a subjective one. The committee has considered knowledge, skills and experience in the following areas to be helpful to the board in selecting nominees for director:

▪	finance

▪	accounting

▪	engineering

▪	real estate

▪	construction

▪	government contracting

▪	public utility and/or other regulated industry

▪	corporate governance

▪	customer and community service

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For information on the specific backgrounds and qualifications of our current directors, see “Proposal 1: Election of Directors.”

As part of its annual self-assessment process, the board also evaluates itself and/or directors on a variety of criteria, including:

▪	independence

▪	commitment, time and energy devoted to service on the board

▪	overall contributions to the board

▪	attendance at, and preparation for, board and committee meetings

▪	effectiveness as chair of the board

▪	collegiality

▪	understanding the role of the board and the committees on which he or she serves

▪	judgment and appropriateness of comments

▪	skill set relative to board needs

▪	understanding of the company’s business, industry and risks

▪	opportunity to engage and stimulate management

In May 2015, upon recommendation of the nominating and governance committee, the board approved a resolution to change the maximum age at which the board may nominate a director for election, absent extraordinary circumstances, to 75 from 72 in order to enable the board to retain the experience and talent of its current board members. Five members of our board are over the age of 70 and three of these members have served on the board for less than ten years.

The nominating and governance committee considers candidates recommended by board members, professional search firms, shareholders and other persons, in addition to board members whose terms may be expiring. The manner in which the nominating and governance committee evaluates a new person as a nominee does not differ based on who makes the nomination.

What is the role of the board in the nomination process?

After the board receives the nominating and governance committee’s recommendations on nominees, the board then nominates director candidates the board deems most qualified for election at an annual meeting.

If a vacancy or a newly created board seat occurs between annual meetings, the board is responsible for filling the vacancy or newly created board seat in accordance with our bylaws as described above under the heading, “How are vacancies filled on the board of directors?”

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Who are the members of the nominating and governance committee?

Ms. Holloway is the chair of the nominating and governance committee. Mr. Anderson and Dr. Bontá are members of this committee. Mr. Ross serves as a non-voting ex-officio member of this committee.

How may a shareholder nominate a person to serve on the board?

You may submit the name of a person for election as a director either by submitting a recommendation to the nominating and governance committee or by directly submitting a name for consideration at a shareholder meeting. In either event, you must submit the name of the nominee in writing to our corporate secretary at our corporate headquarters between February 17, 2017 and March 3, 2017, in order for your nominee to be considered for election as a director at the 2017 annual meeting. If we change the 2017 annual meeting date by more than 30 days from the date of our 2016 annual meeting or the date a special meeting is held, you will have another opportunity to submit nominations. In this case, the corporate secretary must receive your nomination at our corporate headquarters no later than the close of business on the tenth day following the earlier of the date on which we mail you notice of the meeting or we publicly disclose the meeting date.

Your notice to the corporate secretary must contain:

▪	all information that the SEC requires us to disclose in our proxy statement about the nominee,

▪	a consent by the nominee to be named in the proxy statement and to serve as a director if elected,

▪	the name and address of the record and beneficial owner, if any, of the shares making the nomination, and

▪	the number of shares held.

If you submit a name for consideration by the nominating and governance committee, we may also ask you to provide other information reasonably related to the recommended individual’s qualifications as a nominee. The person recommended should be able to, upon request and with reasonable advance notice, meet with one or more members of the nominating and governance committee and/or the board of directors to inquire into the nominee’s qualifications and background and otherwise to be interviewed for purposes of the nomination.

If you plan to submit a name directly for nomination as a director at a shareholder meeting, you must comply with all requirements of the Securities Exchange Act of 1934 in connection with soliciting shareholders to vote for your nominee.

We have made no material changes in 2016 to these procedures for the nomination of directors.

Have we paid fees to any third party to assist us in evaluating or identifying potential nominees to the board?

We have not paid any fees for assistance in identifying potential candidates to fill a vacancy on the board in 2015.

Did we receive any nominations for director from certain large beneficial owners of our common shares?

Since our previous annual meeting, we have not received any nominations from a shareholder or a group of shareholders owning more than 5% of our outstanding common shares.

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AUDIT AND FINANCE COMMITTEE

Who are the members of the audit and finance committee?

Ms. Anderson is the chair of the audit and finance committee. Mr. Fielder and Ms. Wilkins are members of this committee. Mr. Ross serves as a non-voting ex-officio member of this committee.

Does the audit and finance committee have any audit committee financial experts?

The board of directors determined that all members of the audit and finance committee are:

▪	financially literate,

▪	Ms. Anderson and Ms. Wilkins are “audit committee financial experts,” and

▪	all members of the audit and finance committee are independent under the standards set forth in Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the New York Stock Exchange.

Audit and Finance Committee Report

Functions of the Audit and Finance Committee

The audit and finance committee:

▪	reviews significant public documents containing financial statements provided to shareholders and regulatory agencies and reviews all periodic reports filed with the SEC;

▪	discusses with the company’s independent registered public accounting firm its plans, if any, to use the work of internal auditors;

▪	reviews the internal audit function, including its competence and objectivity and proposed audit plans for the coming year, including intended levels of support for and coordination with the external audit process;

▪	discusses with the internal auditors and the company’s independent registered public accounting firm, the financial statements and the results of the audit;

▪	discusses with the company’s independent registered public accounting firm any significant matters regarding internal controls over financial reporting that have come to its attention during the conduct of the audit;

▪	reviews the qualifications of our independent registered public accounting firm and appoints (and has sole authority to terminate) our independent registered public accounting firm;

▪	approved the engagement of a new lead audit partner to take effect on January 1, 2016 in accordance with the auditor rotation rules of the SEC;

▪	reviews and approves fees charged by our independent registered public accounting firm;

▪	reviews and evaluates the effectiveness of our process for assessing significant financial risks and the steps management takes to minimize these financial risks;

▪	reviews and makes recommendations to the board of directors regarding related party transactions;

▪	reviews accounting and financial human resources;

▪	establishes procedures for the receipt, retention and treatment of complaints that the company receives regarding accounting, internal controls or auditing matters and for the confidential

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anonymous submission by our employees of concerns regarding questionable accounting or auditing matters or related party transactions;

▪	reviews the committee’s charter and its own performance annually; and

▪	oversees the company’s compliance with legal and regulatory requirements.

Management has the primary responsibility for our financial statements, internal controls, disclosure controls and the financial reporting process. PricewaterhouseCoopers LLP, our registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report based on its findings. The audit and finance committee’s responsibility is to monitor and oversee our financial reporting process. PricewaterhouseCoopers LLP reports directly to the audit and finance committee and, if requested, the board of directors.

Discussions with Independent Auditors

PricewaterhouseCoopers LLP provided to the audit and finance committee the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit and finance committee concerning independence, and the audit and finance committee discussed with PricewaterhouseCoopers LLP the independent accountant’s independence. The audit and finance committee also reviewed and discussed our audited consolidated financial statements with PricewaterhouseCoopers LLP and matters related to the audit required by the Public Company Accounting Oversight Board, including the firm’s evaluation of our internal control over financial reporting and the overall quality of our financial reporting.

Discussions with Management

The committee reviewed and discussed with management the company’s audited consolidated financial statements for 2015. Management has represented to the audit and finance committee that our internal controls over financial reporting have no material weaknesses and that management prepared the company’s consolidated financial statements in accordance with generally accepted accounting principles.

Recommendation for Inclusion in Form 10-K

Based upon the audit and finance committee’s discussions with management and PricewaterhouseCoopers LLP, the audit and finance committee’s review of the representations of management and the reports and presentations of PricewaterhouseCoopers LLP to the audit and finance committee, the audit and finance committee recommended that the board of directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC.

This report is submitted by:

Sarah J. Anderson, Chair

John R. Fielder, Member

Janice F. Wilkins, Member

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COMPENSATION COMMITTEE

What are the functions of the compensation committee?

Our compensation committee, which consists entirely of independent directors:

▪	reviews the performance of our executive officers in January of each year and at the time of the hiring or promotion of an executive officer;
▪	selects a compensation consultant to assist the committee in evaluating the amount or form of executive and director compensation;
▪	recommends the salary for each executive officer, including the salary of Mr. Sprowls, the president and chief executive officer of the company, for ratification by the independent members of the board;
▪	makes stock awards for each executive officer and manager pursuant to our equity compensation plans;
▪	sets performance standards and makes awards under our equity and non-equity compensation plans;
▪	approves objective and discretionary cash bonuses for executive officers;
▪	approves the amount of stock awards following the end of the performance period based upon the satisfaction of objective performance criteria;
▪	reviews and makes recommendations to the board regarding long-term compensation strategies and changes in the executive compensation program and the terms of our employee benefit and pension plans;
▪	reviews trends in executive compensation and considers changes in accounting principles and tax laws that impact executive compensation;
▪	makes recommendations to the board regarding the terms of employment and severance arrangements applicable to specific executive officers;
▪	reviews and makes recommendations to the board regarding the compensation of directors;
▪	administers the 2000 Stock Incentive Plan, or 2000 plan, and the 2008 Stock Incentive Plan, or 2008 plan, for employees, and the 2003 Non-Employee Directors Stock Plan, or 2003 directors plan, and the 2013 Non-Employee Directors Stock Plan, or 2013 directors plan, for directors; and
▪	reviews and discusses with management the Compensation Discussion & Analysis section of this proxy statement.

The compensation committee has the authority, in its discretion, to hire, retain, terminate and oversee the work of compensation consultants, independent counsel and other advisers to assist the committee in evaluating the amount or form of executive or director compensation. Before retaining any compensation consultant, independent counsel or other such advisers, the compensation committee is required to take into account those factors specified in the Dodd-Frank Act and the rules and regulations promulgated by the SEC thereunder and such other factors that the compensation committee considers appropriate that may affect the independence of such consultants, counsel or advisers. Unless otherwise provided by the board, the compensation committee does not have the authority to delegate its authority to a subcommittee.

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What fees have we paid for services provided by our compensation consultant and its affiliates?

The compensation committee engaged Pearl Meyer, to prepare a survey of executive compensation trends and pay practices of other companies and to make recommendations to the compensation committee regarding the amount and types of compensation to be paid to our executive officers in 2015 (hereafter referred to as the engagement). The aggregate amount of fees paid to Pearl Meyer in 2015 in connection with the engagement was $88,866. The compensation committee had the sole authority to appoint Pearl Meyer, oversee the executive compensation services provided by Pearl Meyer and to approve the compensation paid to Pearl Meyer for these services.

Is our compensation consultant independent?

The compensation committee believes that the consulting advice that it has received from Pearl Meyer was objective. The committee has assessed the independence of Pearl Meyer pursuant to SEC rules and concluded that no conflicts of interest exist between the company and Pearl Meyer (or any individuals working on the company’s account on behalf of Pearl Meyer). In reaching such determination, the committee considered the following factors, all of which were attested to or affirmed by Pearl Meyer:

▪	During 2015, Pearl Meyer provided no services to and received no fees from the company other than in connection with the engagement.
▪	The amount of fees paid or payable by the company to Pearl Meyer for services provided during the 2015 calendar year represented less than 1% of Pearl Meyer’s total revenue for the same period.
▪	Pearl Meyer has adopted and implemented a policy to prevent conflicts of interest or other independence issues.
▪	There are no business or personal relationships between any member of the Pearl Meyer team assigned to the engagement and any member of the compensation committee, other than in respect of the engagement, or any work performed by Pearl Meyer for any other company, board of directors or compensation committee for whom such committee member also serves as an independent director.
▪	There is no business or personal relationships between any member of the Pearl Meyers team assigned to the engagement or Pearl Meyer itself and any executive officer of the company other than in respect of the engagement.
▪	No individual on the Pearl Meyer team assigned to the engagement maintains any direct individual position in the stock of the company.

Compensation Committee Interlocks and Insider Participation

Mr. Anderson is the chair of the compensation committee. Ms. Holloway, Dr. Bontá, and Mr. McNulty are members of this committee. Mr. Ross is a non-voting ex-officio member of this committee.

The board has determined that no member of this committee has a material relationship with the company, either directly or indirectly as a partner, shareholder or officer of an organization that has a material relationship with us or any other relationship with the company that the board of directors determined would affect the independence of that member.

No member of this committee is a current or former officer or employee of the company or any of its subsidiaries. None of the executive officers of the company is (or has been during the past three years) a member of the board of directors or the compensation committee of any company on which any of our directors serves as an executive officer, director or member of the compensation committee. No compensation committee member or any entity in which such member has a 5% or more interest or by

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whom such member is employed has received any consulting, advisory or other compensatory fees paid by the company or any of its subsidiaries, other than fees received by such member for serving on our board of directors, serving on or attending meetings of committees of our board, acting as a liaison between the board and/or its committees and management on matters specified by the board or otherwise working on matters specified by the board. We are not aware of any facts or circumstances that would make any member of the compensation committee an affiliate of the company.

How does the board and each of its committees assess performance?

The nominating and governance committee uses an outside law firm to assist it in conducting an annual performance and needs assessment of the board. Each board member is asked to submit both a subjective and objective assessment of the board as well as suggestions on how to improve board functioning and whether there are any strategic aspects of the company’s business that might merit additional board attention. The results of this assessment are summarized by outside counsel and then distributed to the nominating and governance committee and the board for discussion. Each of the committees also discusses its performance annually.

GOVERNANCE OF THE COMPANY

Is each of our board and committee members independent?

Based on information solicited from each director, the board has determined that none of our directors, other than Mr. Sprowls, has a material relationship with us, either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with us and is otherwise independent under the corporate governance standards of the New York Stock Exchange. We have not adopted any other categorical standards for determining whether a board member is independent.

The board determined that Mr. Anderson, Ms. Anderson, Dr. Bontá, Mr. Fielder, Ms. Holloway, Mr. McNulty, Ms. Wilkins and Mr. Ross are independent directors. In determining that these directors are independent, the board considered the following facts:

▪	none of these directors or any of their immediate family members is or has been an executive officer or employee of the company or any of its subsidiaries at any time;
▪	none of our directors or any of their immediate family members or any “related person” had any indebtedness to us, any business relationship with us or any transaction or proposed transaction with us in excess of $120,000 since January 2015, other than compensation for serving as a director, serving as a member or attending meetings of a committee of the board, serving as a liaison between the board and management or otherwise working on matters specified by the board;
▪	none of these directors or any of their immediate family members received during any twelve-month period within the last three years more than $120,000 in direct compensation from us, other than compensation for serving as a director, serving as a member or attending meetings of a committee of the board, serving as a liaison between the board and management or otherwise working on matters specified by the board;
▪	none of these directors has accepted, either directly or indirectly, any consulting, advisory or other compensatory fee from us, other than compensation for serving as a director, serving as a member or attending meetings of a committee of the board, serving as a liaison between the board and management or otherwise working on matters specified by the board;
▪	no director is, or has been, an employee of any entity, including a charitable organization, that has made payments to, or received payments or charitable contributions from us at any time during the past three years for property or services in an amount which, in any single fiscal

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year, exceeded the greater of $1 million or 2% of the other entity’s consolidated gross revenues reported for that fiscal year;
▪	no immediate family member of any director is an executive officer of any entity, including a charitable organization, that has made payments to, or received payments or charitable contributions from, us at any time during the past three years for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of the other entity’s consolidated gross revenues reported for that fiscal year;
▪	no director or an immediate family member is a current partner or employee of a firm that is our internal or external auditor;
▪	no director or an immediate family member was, within the last three years, a partner or employee of our internal or external auditor and personally worked on our audit during that time;
▪	none of the executive officers of the company is, or has been during the past three years, a member of the board of directors or the compensation committee of any company on which any of our directors serve as an executive officer, director or member of the compensation committee; and
▪	none of our directors is prohibited from serving on our board of directors by the interlocking director rules of the Federal Energy Regulatory Commission.

We did not identify any other businesses or other relationships between us and any non-employee director that would affect the independence of these directors nor did the board consider any other relationships or transactions in determining director independence. The board has also affirmatively determined that all members of the audit and finance committee, nominating and governance committee and compensation committee, including Mr. Ross, are independent directors under the corporate governance listing standards of the New York Stock Exchange and that all members of the audit and finance committee are independent under the standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934.

No member of the audit and finance committee served on more than three public company boards during 2015.

Do we have any relationships with any executive officers?

No executive officer or any of his or her immediate family members had any indebtedness to us, any business relationships with us or any transactions or proposed transactions with us since January 2015.

What procedures do we use for reviewing and approving transactions between us and our directors and executive officers?

We have adopted a code of conduct and guidelines on significant governance issues which include policies and procedures regarding relationships between us and our directors and executive officers. Information about how to obtain a copy of the code of conduct and guidelines on significant governance issues is set forth in this proxy statement under the heading, “Obtaining Additional Information from Us.”

Under the company’s guidelines on significant governance issues, directors are expected to make business opportunities relating to the company’s business available to the company before pursuing the opportunity for the director’s own or another’s account. Neither the board nor the audit and finance committee has approved any other guidelines that would permit a director or executive officer to engage in any transactions or actions that would create a conflict of interest. All conflict of interest transactions

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must be approved by disinterested members of the board and the audit and finance committee in accordance with California law and the rules of the New York Stock Exchange.

Our code of conduct prohibits any director or executive officer from engaging in any transactions or other actions which create a conflict of interest, except under guidelines approved by the board or the audit and finance committee. A conflict of interest arises if a director or executive officer takes an action or has interests that may make it difficult for the director or executive officer to act objectively or effectively and include:

▪	causing the company or any of its subsidiaries to employ or retain a family member as an employee or consultant,
▪	causing the company or any of its subsidiaries to do business with any businesses in which the director, executive officer or any family member stands to gain personally,
▪	making investments which may impair the ability of the director or executive to make decisions on behalf of the company,
▪	taking advantage of business opportunities relating to the company’s business or that are discovered through the use of corporate property, information or position for personal gain, without first offering the opportunity to the company, or
▪	competing with the company.

Our guidelines on significant governance issues also require each director to disclose to the board any financial or personal interest in any transaction that comes before the board for approval. Each director and executive officer is also required to disclose annually any relationships with the company and to declare that all such relationships during the prior year have been disclosed. Our board did not consider any transactions in which any member of the board or executive officer had an interest in 2015 or any related party transactions subject to disclosure under Auditing Standard No. 18.

We do not provide loans, loan guarantees or otherwise extend credit, directly or indirectly, to any of our executive officers or directors.

Have any of our directors, executive officers or affiliates been involved in certain legal proceedings during the past ten years?

None of our current executive officers, directors or any affiliate or owner of more than 5% of our common shares has been a party adverse to us in any material legal proceeding or been involved in any legal proceedings that the SEC has identified as being material to the evaluation of the ability or integrity of a director or executive officer.

What is our policy regarding attendance by board members at our annual meetings?

We adopted a policy that each director should make every reasonable effort to attend each annual meeting of shareholders. All directors were present at our 2015 annual meeting.

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What is the process for shareholders and other interested persons to send communications to our board?

You or any interested person may, at any time, communicate in writing with the chair of the board who presides at regularly scheduled board meetings and executive sessions, any particular director or non-management directors as a group, by writing to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773. We will provide copies of written communications received at this address to the relevant director or the non-management directors as a group unless the corporate secretary, in her reasonable judgment, considers the communications to be improper for submission to the intended recipient(s). Examples of communications considered improper for submission include customer complaints, solicitations, ordinary work employee grievances, communications that do not relate directly or indirectly to our business and communications that relate to improper or irrelevant topics.

What are the requirements for submission of shareholder proposals?

If you want us to include your shareholder proposal in our proxy materials for the 2017 annual meeting, you must submit the proposal to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773. Our corporate secretary must receive your proposal no later than December 7, 2016. Your proposal must also satisfy the other requirements for shareholder proposals set forth in Rule 14a-8 under the Securities Exchange Act of 1934.

A shareholder making a shareholder proposal should state as clearly as possible the course of action that the shareholder believes we should follow. If we place a shareholder proposal on the proxy card, we will provide, in the form of proxy, the means for other shareholders to specify, by checking a box, as to whether they want to approve, disapprove or abstain from voting on the shareholder proposal.

If you want your shareholder proposal to be considered at the 2017 annual meeting and you have not met the deadline for us to include your shareholder proposal in our proxy materials, you may nevertheless submit your proposal for consideration at the 2017 annual meeting if you comply with the following procedures.

You must deliver or mail your notice to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773 stating that you intend to submit a shareholder proposal at our 2017 annual meeting. Our corporate secretary must receive your notice between February 17, 2017 and March 3, 2017, unless we change our 2017 annual meeting date by more than 30 days from the date of our 2016 annual meeting, in which case, our corporate secretary must receive your notice no later than the close of business on the tenth day following the day on which we mail you notice of the meeting or the date on which we publicly disclose the date of the meeting.

Your notice to our corporate secretary must include for each matter you propose to bring before the 2017 annual meeting:

▪	a brief description of the matter you intend to bring before the 2017 annual meeting;
▪	reasons for bringing such matter before the 2017 annual meeting;
▪	the name and address of the record and beneficial owner, if any, of the shares making the proposal;
▪	the number of our common shares you own; and
▪	any material interest you have in the matter.

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STOCK OWNERSHIP

Are there any large owners of our common shares?

The following table identifies shareholders who owned more than 5% of our outstanding common shares on March 28, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(3)
Common Shares	BlackRock Inc. 55 East 52nd Street New York, NY 10055 The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	3,615,605(1) 3,445,746(2)	9.85% 9.39%

(1)          Based on Schedule 13G filed with the SEC on January 25, 2016, BlackRock Inc. has sole voting over 3,513,715 of our common shares and sole dispositive power over 3,615,605 of our common shares.

(2)          Based on Schedule 13G filed with the SEC on February 10, 2016, The Vanguard Group, Inc. has sole voting power over 52,891 of our common shares, sole dispositive power over 3,395,055 of our common shares and shared dispositive power over 50,691 of our common shares.

(3)          Percent of class is calculated based upon the number of our common shares outstanding on March 28, 2016, plus any shares which a person has the right to acquire on or prior to May 27, 2016.

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How much stock do directors and executive officers own?

We are providing you information in the table below regarding the number of our common shares beneficially owned by our directors and executive officers as of March 28, 2016, including common shares which each director and executive officer has a right to acquire on or prior to May 27, 2016.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
James L. Anderson	15,597	*
Sarah J. Anderson	8,598	*
Diana M. Bontá	20,014	*
John R. Fielder	7,045	*
Anne M. Holloway	23,373	*
James F. McNulty	13,954	*
Lloyd E. Ross	35,099	*
Janice F. Wilkins	12,442	*
Robert J. Sprowls	163,619(1)	*
Eva G. Tang	37,502(2)	*
Denise L. Kruger	39,340	*
James C. Cotton, III	5,506	*
Patrick R. Scanlon	38,871	*
Directors and Executive Officers as a Group	523,279(3)	1.43%(4)

*Less than 1%

(1)         Mr. Sprowls has the right to acquire 17,646 and 47,438 of our common shares on or prior to May 27, 2016 through the exercise of stock options granted pursuant to the 2000 plan and 2008 plan, respectively.

(2)          Ms. Tang has the right to acquire 6,816 of our common shares on or prior to May 27, 2016 through the exercise of stock options granted pursuant to the 2008 plan.

(3)         Our directors and executive officers as a group have the right to acquire 77,696 of our common shares on or prior to May 27, 2016 through the exercise of stock options or the pay-out of restricted stock units that have vested. We have not included in this table common shares relating to dividend equivalents that may be received by our directors and executive officers with respect to dividends declared by the board after March 28, 2016 or restricted stock units which the directors will have a right to acquire on the date of the 2016 annual meeting pursuant to the 2013 directors plan.

(4)          Percent of class is calculated based upon the number of our common shares outstanding on March 28, 2016, plus any shares a person has the right to acquire on or prior to May 27, 2016.

_____________________________

Section 16(a) Beneficial Ownership Reporting Compliance

We have adopted procedures to assist our directors and executive officers in complying with Section 16(a) of the Securities Exchange Act of 1934, including assisting directors and executive officers with preparing and filing statements on Form 3, Form 4 and, if applicable, Form 5. We believe, on the basis of our review of the statements filed by directors and executive officers in 2015 that the only Form 4 which was filed late was the Form 4 inadvertently filed one day late by Mr. Sprowls with respect to the sale of common shares upon the exercise of options on July 8, 2015.

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PROPOSAL 1: ELECTION OF DIRECTORS

We have provided information below about each of our directors including their ages, years of service as a director of the company, educational background, business experience, service on other boards and community service activities. The process used by the board in nominating directors is a subjective one and is based on the recommendations of the nominating and governance committee, the background and qualifications of each of the other members of the board, considered as a group, and the evaluation of the performance of each director based on previous service on the board, board committees and as liaisons between management and the board or a committee or otherwise working on matters specified by the board.

What is the experience of each nominee for election as a director?

Our board of directors has nominated three persons as class II directors for a three-year term expiring at the end of our annual meeting of shareholders in 2019 or until their successors are duly elected and qualified.

The ages of the directors reported below are as of March 28, 2016.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” of the nominees listed below.

Dr. Diana M. Bontá

Dr. Bontá is a member of the nominating and governance committee and the compensation committee and serves as enterprise risk management liaison to the board. She also served as a member of the strategy and corporate development committee until it was dissolved in October 2011. She has served as a director since 2007. Dr. Bontá is 65 years old.

As a result of her extensive experience in public health and public affairs, Dr. Bontá brings valuable expertise to the board in the areas of customer and community service and corporate governance.

Dr. Bontá is currently the President and Chief Executive Officer of The Bontá Group, which provides consulting services in healthcare. From January 2012 until June 2013, Dr. Bontá was the President and Chief Executive Officer of The California Wellness Foundation, a private independent foundation with a mission to improve the health of the people in California, by making grants, providing wellness education and preventing disease. From 2004 to January 2012, Dr. Bontá served as the Vice President of Public Affairs of the Kaiser Foundation Health Plan and Hospitals, Southern California Region, where she was responsible for setting the Region’s public policy agenda and providing leadership and oversight of public affairs programs and support for Kaiser Permanente’s external communications and reputation management. She previously served as the first Latina director of the California Department of Health Services from 1999 to 2004. Prior to serving as director of the California Department of Health Services, Dr. Bontá served as director of the Department of Health and Human Services of the City of Long Beach, California.

Dr. Bontá holds doctorate and master degrees in public health from the University of California, Los Angeles. She has held an appointment as an adjunct professor at UCLA’s School of Public Health since 1999 and is a registered nurse.

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Dr. Bontá was appointed by California Governor Davis and again by Governor Schwarzenegger to the Board of Trustees of the Health Professions Education Foundation from 2005-2011. She has been a trustee of the Annie E. Casey Foundation since 2008 and the Archstone Foundation since 2009. Dr. Bontá has served as an appointee of Mayor Antonio Villaraigosa as a commissioner of the City of Los Angeles Board of Fire Commissioners from 2008-2011. Dr. Bontá also previously served as a director/trustee of the Charles R. Drew University of Medicine and Science from 2010-2011, on the Department of Health and Human Services Minority Health Committee from 2008-2011 and on the Pat Brown Institute from 2006-2012.

Mr. Lloyd E. Ross

Mr. Ross has been chair of the board of directors of the company since April 1999 and has served as a director since 1995. He is a non-voting ex-officio member of each of the committees of the board. Mr. Ross is 75 years old.

Mr. Ross brings valuable leadership, business acumen, financial and operational experience to the board. He also has extensive experience in the construction industry which is valuable to the board with respect to the company’s public utility capital improvement programs and the company’s construction activities on military bases.

Mr. Ross has been the principal of L. Ross Consulting since 2003, which provides construction, development and consulting services. He was managing partner of Invermex, LP, a developer of hotels in the southwestern United States and northern Mexico from 1997 to 2003. From 1976, prior to becoming managing partner of Invermex, LP, Mr. Ross was the President and Chief Executive Officer of SMI Construction, a commercial and industrial general contracting firm in Irvine, California. He served on the board of directors of PacifiCare Health Systems from 1985-2005 and as a member of the audit committee and chair of the compensation committee of PacifiCare Health Systems from 2000-2005.

Mr. Ross has served on the board of a number of community organizations. He also volunteers at a food bank in Kalispell, Montana.

Mr. Robert J. Sprowls

Mr. Sprowls has served on the American States Water Company board since May 2009 and the boards of the subsidiary companies since his appointment as President and Chief Executive Officer of the company effective January 2009. Mr. Sprowls is a member of the ASUS committee and the issuance committee. He also served as a member of the strategy and corporate development committee from January 2009 until it was dissolved in October 2011. He is 58 years old.

Mr. Sprowls is the sole management member of the board of directors. As President and Chief Executive Officer of the company since 2009 and Chief Financial Officer for four years prior to that, Mr. Sprowls has an intimate knowledge of the company and its operations and personnel. He has also been in a leadership role in the water industry having served as President and a member of the executive committee of the National Association of Water Companies, a non-profit organization representing private water companies. He has more than

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30 years of experience in business strategy, operations management, corporate finance and business problem-solving for regulated utilities, utility holding companies and highly competitive, non-regulated utility affiliates.

Mr. Sprowls is the President and Chief Executive Officer of American States Water Company and holds similar titles and responsibilities for the company’s subsidiaries, Golden State Water Company, or GSWC, and American States Utility Services, Inc. and its subsidiaries, or ASUS. He also held similar titles at Chaparral City Water Company until its sale on May 31, 2011. Mr. Sprowls joined American States Water Company in June 2004 as Senior Vice President – Finance, Chief Financial Officer, Treasurer and Corporate Secretary. He was promoted to Executive Vice President – Finance, Chief Financial Officer, Treasurer and Corporate Secretary in January 2008 and became Executive Vice President of the company and its subsidiaries in November 2008.

Prior to joining American States Water Company, Mr. Sprowls spent 21 years at CILCORP Inc., or CILCORP, a public utility holding company whose largest subsidiary, Central Illinois Light Company, served approximately 250,000 gas and electric utility customers. During his tenure with CILCORP, Mr. Sprowls held positions as President, Business Unit Leader – Energy Delivery, Chief Financial Officer (CFO) and Treasurer of Central Illinois Light Company, CFO of a non-regulated subsidiary of CILCORP, QST Enterprises Inc., and Vice President and Treasurer of CILCORP. Mr. Sprowls left CILCORP and Central Illinois Light Company following the sale of the company to Ameren Corporation in 2003.

Mr. Sprowls is currently a member of the board of directors of the National Association of Water Companies and a member of the Southern California Leadership Council. He has served on the board of directors of CILCORP Inc. and Central Illinois Light Company. He has been a past chairman and a member of the board of directors of the Illinois Energy Association, a past chairman and a member of the board of directors of Goodwill Industries of Central Illinois and a committee chairman for the Heart of Illinois United Way Campaign.

He holds a BA degree in economics and business administration from Knox College in Illinois and a master in business administration from Bradley University, also in Illinois. He is a Certified Public Accountant (Inactive) and a Certified Management Accountant.

What is the experience of our other directors?

Our board has three class I directors with terms expiring at the end of the annual meeting in 2018 or until their successors are duly elected and qualified.

Mr. James L. Anderson

Mr. Anderson is chair of the compensation committee and a member of our nominating and governance committee. He also served as a member of the strategy and corporate development committee until it was dissolved in October 2011. He has served as a director since 1997. Mr. Anderson is 72 years old.

Mr. Anderson brings strong leadership and management skills to the board developed through his extensive experience as an executive in the insurance industry. His business acumen and operational experience have also enabled him to provide valuable insights to the board and the committees on which he serves.

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Since 2003, Mr. Anderson has been a Senior Vice President of Americo Life, Inc., a privately held life insurance and annuity holding company. He is also a Senior Vice President of several subsidiaries of Americo Life, Inc. engaged in the marketing and underwriting of life and annuity insurance products since 2003. Prior to 2003, he was President of Americo Financial Services, a third-party administrator and marketer of retirement plans for elementary and high school employees and seniors. He also served for ten years as the President and Chief Executive Officer of Fremont Life Insurance Company prior to its acquisition by Americo Life, Inc.

Mr. Anderson has a BS degree in business from Fort Hays Kansas State University.

Ms. Sarah J. Anderson

Ms. Anderson was appointed by the board as a director on March 21, 2012. She has been the chair of the audit and finance committee since May 20, 2013, a member of the issuance committee since May 21, 2013 and was a member of the ASUS committee from May 22, 2012 until May 20, 2013. She was a member of the audit and finance committee prior to her appointment as a chair of the committee. She is 65 years old.

Ms. Anderson brings additional expertise to the board in the areas of accounting and financial advisory services. She also possesses valuable management experience as a result of the various leadership roles that she has held in the accounting profession and in the government and non-profit sectors.

Ms. Anderson retired from Ernst &Young LLP in 2008 where she served for 24 years, 21 years of which she served as an advisory services partner. She served a number of clients, both public and private, across various industries, including utilities, government and service industries. Ms. Anderson served in multiple leadership positions at Ernst & Young LLP, including serving as the managing partner of both the company’s Orange County and Riverside offices.

Ms. Anderson has a BS degree in business administration with a concentration in accounting from Northeastern University. She has been licensed as a California Certified Public Accountant since 1979 and is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

Ms. Anderson served on the California Board of Accountancy from 2006 until 2013 during which she served on the legislative and professional practice committees. She also served as chair of the Board in 2011. Ms. Anderson has also been a member of the Accountancy Licensee Database Committee and the Uniform Accountancy Act Committee for the National Association of State Boards of Accountancy.

Ms. Anderson has served on the board of directors since June 2012 and is the audit committee chair of Reliance Steel & Aluminum Company, and a member of the compensation committee and the nominating and governance committee. She previously served on the board of managers of Kaiser Ventures, LLC as the chair of its audit committee from November 2010 until its liquidation in May 2013.

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Ms. Anderson is also on the board and has been a member of the executive and finance committee of the Pacific Symphony since 2013 and has served on the audit, board affairs, orchestra relations, education and strategic planning committee. She served as chair of the board of the Pacific Symphony from 2009 to 2013 and on the board and the finance and corporate development committees of the South Coast Repertory Theater since October 2015.

Ms. Anderson has been recognized by the Orange County Business Journal as a leading woman in business and has previously been honored as a Business Woman of Achievement by the YMCA and the Greater Riverside Chambers of Commerce.

Ms. Anne M. Holloway

Ms. Holloway is chair of the nominating and governance committee and a member of the compensation committee. She also served as a member of the strategy and corporate development committee until it was dissolved in October 2011. She also served as a member of the audit and finance committee until 2007. Ms. Holloway has served as a director since 1998. Ms. Holloway is 63 years old.

Ms. Holloway brings valuable expertise to the board in human resources, finance and corporate governance matters obtained through her experience in the financial services industry and her experiences in providing strategic advice to Fortune 500 companies.

Ms. Holloway is retired. She was a partner in Navigant Consulting, Inc., a provider of financial and strategic consulting services to Fortune 500 companies, governments and governmental agencies from 1999 to 2000. She served as President of Resolution Credit Services Corp., a subsidiary of Xerox Financial Services, from 1992 to 1998 where she was responsible for, among other things, the successful resolution of financial guarantees on troubled tax-exempt bonds, the restructuring of debt and negotiation with the Resolution Trust Corporation. She also served as Chief Operating Officer of International Insurance Company, another company in the Resolution Group, where she was responsible for operations, human resources and technology. Prior to joining the Resolution Group, Ms. Holloway held various management positions with Shawmut National Corporation, a financial services company.

Ms. Holloway holds a BA degree from Newton College of the Sacred Heart and an MBA from Boston University. She has also participated in the Harvard Business School Executive Management program.

Ms. Holloway served as the chair of the Board of Trustees of Sacred Heart Schools in Atherton, California from 2008 to 2012 and was vice chair from 2012 to 2013. Ms. Holloway has been a member of the site management and development committee of Sacred Heart Schools since 2013.

She is also actively involved in The Michael J. Fox Foundation Parkinson’s Institute in Sunnyvale, California and is currently serving as a board member for City Year San Jose/Silicon Valley, a national organization that helps reduce dropout rates and improve high school proficiency locally in San Jose, California.

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Our board has three class III directors with terms expiring at the end of the annual meeting in 2017 or until their successors are duly elected and qualified.

Mr. John R. Fielder

Mr. Fielder was appointed by the board as a director on January 2, 2013. He has been a member of the audit and finance committee since January 25, 2013 and a member of the ASUS committee since May 20, 2013. He is 70 years old.

Mr. Fielder brings a unique blend of experience in the areas of public utility regulation, strategy, management and information technology matters as a result of over 40 years of experience at Southern California Edison Company.

Mr. Fielder is retired. He was President of Southern California Edison Company from October 2005 until his retirement on December 31, 2010. As President, he was responsible for operations support, customer service, information technology, environmental affairs, state regulatory and public affairs and employee relations. Prior to his position as President of Southern California Edison Company, Mr. Fielder held various leadership positions at Southern California Edison Company, including Senior Vice President of Regulatory Affairs for 14 years and Vice President of Information Services.

Mr. Fielder has served on a number of not-for-profit boards during his career and has served as a board member and a member of the investment and finance committees of the Long Beach Memorial Hospital Foundation since 2010. He has also served as a member of the board of the Rancho Los Cerritos Foundation, which supports an historic property and museum in Long Beach, California, since 2006 and currently has served on the finance committee of the Foundation since 2012. He also served a two-year term as chair of the board of the Long Beach Aquarium of the Pacific in 2011 and 2012 and a term as the chair of the audit committee of the Aquarium in 2013 and 2014. In addition, he has served on the board development committee of Long Beach BLAST, a program to connect college students with youth facing adversity. He has also served on various industry association boards during his career.

Mr. Fielder has a BA degree from the University of California, Santa Barbara, an MBA from the University of California, Los Angeles, and a law degree from Pepperdine School of Law.

Mr. James F. McNulty

Mr. McNulty was appointed to the board in January 2010. He is chair of the ASUS committee, was a member of the nominating and governance committee until May 20, 2013 and became a member of the compensation committee on May 20, 2013. He also served on the strategy and corporate development committee from May 2010 until the committee was dissolved in October 2011. Mr. McNulty is 73 years old.

Mr. McNulty has expertise in engineering, government contracting and project management. As a result of his 24 years of service in the Army and his experience at Parsons Corporation discussed below, he is able to provide valuable insights to the ASUS committee with respect to its oversight of the company’s military utility privatization projects.

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Mr. McNulty is retired. He is the former chairman and Chief Executive Officer of Parsons Corporation, an international engineering, construction and technical and management services firm whose customers include the U.S. government. He retired from Parsons Corporation in May 2008, but continued to serve on the Board and as Chairman of the Board until November 2008. Since 2009, he has also been a director and member of the compensation and nominating and governance committees of ARC Document Solutions, a publicly-traded document management company. Since 2013, he has also served as the chair of the compensation committee of ARC Document Solutions.

Mr. McNulty has a BS degree in engineering from the United States Military Academy at West Point and master degrees from Ohio State University and the Massachusetts Institute of Technology where he was an Alfred P. Sloan Fellow.

Mr. McNulty is a trustee of the Linsly School, his high school alma mater in Wheeling, West Virginia, and is a past member of the board of directors of the Greater Los Angeles Chamber of Commerce, the California Science Center, the Los Angeles Sports Council and the board of trustees of Pomona College. He is a former chairman of Town Hall, Los Angeles.

Ms. Janice F. Wilkins

Ms. Wilkins has been a member of the board since her election to the board in May 2011. She is a member of the audit and finance committee, the issuance committee and the ASUS committee. Ms. Wilkins is 71 years old.

Ms. Wilkins brings extensive expertise to the board in accounting and finance, public company reporting, internal auditing and the development and oversight of ethics and compliance programs.

Ms. Wilkins retired as Vice President of Finance and the Director of Internal Audit for Intel Corporation in June 2010 where she was responsible for global internal audit and investigations, and ethics and compliance operations staffs since 1995. During her 29-year career with Intel Corporation, she held various operational and corporate finance controllership, management and executive positions and managed the human resource organization responsible for compensation and benefits in the U.S.

In 2001, Ms. Wilkins was recognized by Ebony Magazine as one of the top-ranking African American women in corporate America. In 2004, she was named Outstanding Businesswoman of the Year by the Gamma Nu Chapter of Iota Lambda Sorority, with recognition from the U.S. Senator from California, the Mayor of San Francisco and a California State Senator.

Ms. Wilkins holds a BS degree in accounting from Xavier University in New Orleans, Louisiana, and an MBA from Golden Gate University in San Francisco, California. She has been a member of the Institute of Internal Auditors and Financial Executives International. She has also been involved in professional organizations such as the Conference Board, the Audit Director Roundtable, the Compliance and Ethics Leadership Council of the Corporate Executive Board, the General Auditors’ Council of Manufacturers’ Alliance and the National Association of Corporate Directors.

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Ms. Wilkins served as a member of the Board of Trustees of Sacred Heart Schools in Atherton, California, where she chaired the Audit Committee from 2008-2013. She currently serves as a member of the Board of Trustees of Golden Gate University and is a member of the audit and finance committee. In addition, she is a member of the Links, Inc., and serves on the Executive Board and as Treasurer of the Peninsular Bay Chapter of the Links, Inc., since 2015. Ms. Wilkins was a member of the Board of Trustees of her alma mater, Xavier University, in New Orleans where she chaired the Business under-sourced communities committee. Mrs. Wilkins has also served as a member of the Finance Council of St. Pius Church in Redwood City, California.

How did we compensate our directors in 2015?

We paid fees to each of our directors monthly in cash and made awards of restricted stock units to our directors in 2015 pursuant to the terms of the 2013 directors plan as more particularly described below. We also reimbursed each of our directors in 2015 for expenses incurred in the performance of his or her duties as a director.

DIRECTOR(1) COMPENSATION FOR 2015

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Lloyd E. Ross	$145,000	$55,000	$137	$200,137
James L. Anderson	74,400	55,000	137	129,537
Sarah J. Anderson	72,000	55,000	255	127,255
Dr. Diana M. Bontá	64,800	55,000	255	120,055
John R. Fielder	61,800	55,000	255	117,055
Anne M. Holloway	69,900	55,000	137	125,037
James F. McNulty	69,300	55,000	137	124,437
Janice F. Wilkins	61,800	55,000	137	116,937

(1)           Mr. Sprowls, the president and chief executive officer of the company in 2015, was also a director of the company. We did not pay him any additional compensation for his services as a director or member of any committee.

(2)           The amounts in this column reflect the aggregate grant date fair value of the awards on the grant date, computed in accordance with FASB’s accounting guidance ASC Topic 718. We provide information regarding the assumptions used in calculation of these amounts in Note 12 to our audited financial statements for the year ended December 31, 2015 in our Annual Report on Form 10-K filed with SEC. We did not make any other form of stock award to any director in 2015.

(3)           We provide our board members and executive officers a blanket accident insurance policy. The policy is intended to provide coverage for traveling on company business or on assignment for the benefit of our company. We allocated one–third of the three-year premium of $7,786 for coverage under the blanket accident insurance policy equally to our board members and executive officers. The cost was $137 per person in 2015. We also reimburse our board members for the related cost of travel and meals of their spouses when attending regular board and committee meetings.

Director Fees

We paid fees to non-employee directors of the board in 2015 for services rendered on the following basis:

▪	to each non-employee director, an annual retainer of $45,000 for service on the board, payable in equal monthly installments;
▪	to Mr. Ross, an additional annual retainer of $100,000 for his services as chair of the board, payable in equal monthly installments;
▪	to Ms. Anderson, an additional annual retainer of $15,000 for her services as chair of the audit and finance committee, payable in equal monthly installments;

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▪	to Mr. Anderson, an additional annual retainer of $12,000 for his services as chair of the compensation committee, payable in equal monthly installments;
▪	to Ms. Holloway, an additional annual retainer of $7,500 for her services as chair of the nominating and governance committee, payable in equal monthly installments;
▪	to Mr. McNulty, an additional annual retainer of $7,500 for his services as chair of the ASUS committee, payable in equal monthly installments;
▪	to each outside director, other than Mr. Ross, and to each outside director who was a member of a committee, a fee of $1,200 for each board or committee meeting attended, other than the annual organizational meeting and telephonic meetings;
▪	to each non-employee director, other than Mr. Ross, and to each outside director who was a member of a committee, a fee of $600 for each telephonic board or committee meeting attended; and
▪	to Dr. Bontá, $2,400 for serving as the enterprise risk management liaison.

Stock Awards

We granted restricted stock units to each non-employee director on the date of the annual meeting in 2015 for services rendered as a director in an amount equal to an amount established by the board prior to the annual meeting divided by the closing price of our common shares on the trading day immediately preceding the date of the annual meeting as shown on The Wall Street Journal website (www.online.wsj.com). The amount of the grant by the board to directors in 2015 was $55,000 or 1.22 times the annual retainer fee in effect on the date of the grant.

Under the terms of the 2013 directors plan, the amount of restricted stock units granted by the board to directors after the date of the 2012 annual meeting of shareholders may not exceed two times the amount of the then-current annual retainer payable by the company for services rendered as a director for such year, or, if there is no such annual retainer, the average amount of cash compensation received by such non-employee director during the prior fiscal year. In addition, each non-employee directors is entitled to receive restricted stock units on each dividend record date in an amount equal to the cash dividends payable on this date on a number of shares equal to the aggregate number of restricted stock units credited to each non-employee director’s restricted stock unit account divided by the closing price of our common shares on the dividend payment date, as shown on The Wall Street Journal website (www.online.wsj.com), which we refer to as dividend equivalents. Each non-employee director was credited with restricted stock units in 2015 pursuant to the terms of the 2013 directors plan on the first dividend record date following the date of grant with respect to the restricted stock units awarded to such director in 2015.

Under the terms of our 2003 directors plan, each non-employee director who received an award of restricted stock units in 2012 was credited with restricted stock units in 2015 on each dividend record date in an amount equal to the cash dividends payable on this date on a number of shares equal to the aggregate number of undistributed restricted stock units credited to each non-employee director’s restricted stock unit account divided by the closing price of our common shares on the dividend record date, as shown on The Wall Street Journal website (www.online.wsj.com). Under the terms of each award granted in 2012, each non-employee director was entitled to receive one-third of each grant in the form of common shares on the first, second and third anniversaries of the grant.

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Each non-employee director who received an award of restricted stock units in 2003 through 2008 in the form of retirement stock units was also credited in 2015 with restricted stock units on each dividend record date in an amount equal to the cash dividends payable on this date on a number of shares equal to the aggregate number of undistributed restricted stock units credited to each non-employee director’s restricted stock unit account divided by the closing price of our common shares on the dividend record date, as shown on The Wall Street Journal website (www.online.wsj.com). Mr. Anderson, Dr. Bontá, Ms. Holloway and Mr. Ross are the only current directors who have received awards of retirement stock units.

Other Compensation Plans for Directors

We have no incentive compensation, deferred compensation or pension plans for non-employee directors.

Stock Ownership Guidelines

Under our director stock ownership guidelines, as amended in 2014, we have requested each non-employee member of our board to accumulate and hold common shares of the company, restricted stock units or other equity equivalents (other than stock options) granted by the company equal in value to four times his or her annual retainer for board service, plus 1,000 common shares, with the latter to be accumulated and held within three years after his or her appointment as a director. Non-employee directors are also prohibited from selling or transferring common shares awarded by the company until he or she satisfies these requirements, except where the director sells or transfers his or her shares to satisfy applicable tax withholding obligations owed by the director as a result of the receipt or vesting of his or her shares. The nominating and governance committee may suspend or adjust these guidelines if the nominating and governance committee determines that the guidelines are unduly burdensome by reason of personal circumstances affecting a director, are unduly affected by temporary declines in the price of our common shares or there has been a recent change in the compensation of directors. We have not exempted any of our directors from compliance with these guidelines.

We consider these guidelines to have been satisfied once the minimum ownership requirements have been satisfied regardless of subsequent changes in the market value of our common shares. Each member of our board currently satisfies the stock ownership guidelines.

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EXECUTIVE OFFICERS

What has been the business experience of our executive officers during the past five years?

We have set forth the principal occupation of each of our executive officers in the following table. Unless otherwise specified, the principal position of the executive officer is with American States Water Company. Mr. Sprowls, Ms. Tang and Ms. Farrow are also officers of each of our direct and indirect subsidiaries. The age of each executive officer is current as of March 28, 2016.

EXECUTIVE EXPERIENCE TABLE

Name	Principal Occupation and Experience	Age	Held Current Position Since
Robert J. Sprowls	President and Chief Executive Officer	58	January 2009
Eva G. Tang	Senior Vice President – Finance, Chief Financial Officer, Corporate Secretary and Treasurer	60	November 2008
Denise L. Kruger	Senior Vice President – Regulated Utilities of Golden State Water Company	52	January 2008
James C. Cotton, III	Senior Vice President and Procurement Officer of American States Utility Services, Inc. and its subsidiaries; Vice President - Contracts of American States Utility Services, Inc. and its subsidiaries from November 2012 to December 2014; Director of Contracts of American States Utility Services, Inc. and its subsidiaries from June 2008 to November 2012	42	December 2014
Patrick R. Scanlon	Vice President – Water Operations of Golden State Water Company	58	January 2008
Gladys M. Farrow	Vice President – Finance, Treasurer and Assistant Secretary of Golden State Water Company and Treasurer and Assistant Secretary of the other subsidiaries of American States Water Company (1)	51	November 2008
James B. Gallagher	Vice President – Management Services of American States Utility Services, Inc. and its subsidiaries	61	October 2007
William C. Gedney	Vice President – Environmental Quality of Golden State Water Company; Vice President – Asset Management of Golden State Water Company from January 2008 to May 2015	61	May 2015
Granville R. Hodges	Vice President – Operations of American States Utility Services, Inc. and its subsidiaries	56	January 2007
Paul J. Rowley	Vice President –Water Operations of Golden State Water Company; Director of Procurement Services of Golden State Water Company from November 2014; District Manager of Golden State Water Company from March 2007 to November 2014	51	January 2016
Bryan K. Switzer	Vice President – Regulatory Affairs of Golden State Water Company	59	September 2004
(1)	Ms. Farrow also serves as Assistant Secretary of American States Water Company.

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Compensation Discussion and Analysis

In this section, we describe the philosophy and objectives of our executive compensation programs, explain the compensation decision-making process, summarize the individual components of total compensation for our named executive officers and provide you with our assessment of our compensation program in 2015. We provide more detailed information regarding the compensation paid to our named executive officers during the past three years in the tables following this section and in the narrative discussion after each of these tables. For 2015, our named executive officers included:

▪	Robert J. Sprowls, President and Chief Executive Officer,

▪	Eva G. Tang, Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer,

▪	Denise L. Kruger, Senior Vice President-Regulated Utilities of Golden State Water Company,

▪	James C. Cotton, III, Senior Vice President and Procurement Officer of American States Utility Services, Inc., and

▪	Patrick R. Scanlon, Vice President-Water Operations of Golden State Water Company.

Financial Highlights for Continuing Operations

We achieved:

▪	a total shareholder return, including reinvestment of dividends, of 13.9% in 2015 compared to 1.4% for the S&P 500,(1)
▪	2.8% annualized growth in revenue over the past 5 years,
▪	14.2% annualized growth in net income over the past 5 years,
▪	14.0% annualized growth in earnings per share over the past 5 years, and
▪	10.9% annualized growth in dividends over the past 5 years.

The following table compares our cumulative total shareholder return for the five years ended December 31, 2015 to the cumulative total shareholder return for the same period of the S&P 500 and, except as set forth below, the members of our peer group described in this section under “Compensation Committee Process:”

(1)	Copyright© S&P Capital IQ, a division of The McGraw-Hills Companies Inc. All rights reserved.
(2)	The cumulative total shareholder return for Unitil Corp. was calculated through December 16, 2015, the date on which it was acquired by AVANGRID, Inc

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Approach to Compensation

The compensation committee desires to implement the company’s executive compensation program in a manner that will enable the company to:

▪	attract, retain and motivate talented and experienced executives,
▪	provide fair, equitable and reasonable compensation to each executive officer,
▪	reward job performance, and
▪	further align the interests of our executive officers with that of our shareholders and customers.

Executive Compensation Practices at a Glance

WHAT WE DO	WHAT WE DO NOT DO
✓ Pay for Performance: We link pay to performance and shareholder and customer interests by weighting total direct compensation to the achievement of a balanced mix of performance metrics established in advance by the compensation committee	✗ No Employment Agreements: We do not have employment agreements with any of our executive officers
✓ Generally, at least 50% of Long-Term Equity Awards Are Performance-Based: At least 75% of long-term equity awards to the CEO since 2013 are in the form of performance shares tied to three-year performance objectives. Generally, at least 50% and 60% of long-term equity awards to regulated utility executive officers and ASUS executive officers, respectively, are in the form of performance shares tied to three-year performance objectives	✗ No “Single Trigger” Cash Severance Payments or Tax Gross Ups: We do not have “single trigger” cash severance payments owing solely on account of the occurrence of a change of control event or provide tax gross ups
✓ Thoughtful Peer Group Analysis: The compensation committee reviews external market data when making compensation decisions and annually reviews our peer group with our independent compensation consultant	✗ No Hedging in Company Securities: We have a policy prohibiting executives and directors from engaging in any hedging transaction with respect to company equity securities
✓ Compensation Risk Assessment: The compensation committee conducts an annual assessment of whether the company’s executive or broad-based compensation programs encourage excessive risk-taking	✗ No Pledging Company Securities: We have a policy prohibiting pledges of company securities by our executives and directors
✓ Stock Ownership Guidelines: Executives are subject to stock ownership guidelines equal to a multiple of their annual base salaries (3x for the CEO, 1.5x for senior vice presidents and 1x for vice presidents); directors are also subject to stock ownership guidelines and restrictions on sales of common shares until they own stock equal to 4x their annual cash retainer plus 1,000 additional shares after a person has been a director for at least three years (except that common shares may be transferred to meet applicable tax withholding requirement obligations)	✗ No Repricing, Repurchasing or Discounting of Options: We do not reprice or repurchase underwater awards and we do not grant options at a discount to fair market value on the date of grant
✓ “Clawback” Policy: Our clawback policy provides for the recoupment of cash and stock incentive compensation from an executive officer if, as a result of a financial restatement, the compensation committee determines that the company would have paid the executive officer less than he or she was paid prior to the restatement	✗ No Guaranteed Bonuses: We do not provide guaranteed minimum bonuses or uncapped incentives under our annual cash incentive plan

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2015 Pay Mix

The principal elements of our compensation program include a base salary, annual cash incentives, a portion of which is based on achieving financial, operational and customer service objectives during the year, and annual equity grants, a portion of which is based on achieving financial and operational performance objectives during a three-year performance period. We refer to these elements of compensation as total direct compensation.

The compensation committee set the target percentages presented in the chart below for each component of total direct compensation in 2015, assuming that each named executive officer would earn the aggregate target during the year in annual cash incentives and at the target level following the end of the three-year performance period for the performance stock awards. As these charts show, approximately 63% and 40% of target total direct compensation (salary, bonus and equity) is variable (or “at-risk”) for our CEO and other named executive officers, respectively.

In determining the target percentages for each component of total direct compensation, the compensation committee considered the practices of our peer group, how well the company’s pay levels are aligned with performance compared to the company’s peer group, the views and practices of the California Public Utilities Commission, or CPUC, in setting rates, the practices of the two water utilities regulated by the CPUC that are members of our peer group, the preference of proxy advisory firms for significant portions of total direct compensation to consist of variable pay based on the satisfaction of objective performance targets and the prior year’s performance of the executive officer. The compensation committee also believes that it is important for more of the compensation of the chief executive officer to be dependent on performance than that of the other executive officers.

The mix of total direct compensation awarded in 2015 which will actually be received by an executive officer (which does not include the actuarial calculation of the change in pension value or other compensation shown in the Summary Compensation Table) may be different from the target mix depending upon, a variety of factors, the value of some of which cannot yet be determined. The factors affecting actual total direct compensation awarded in 2015 that have not yet been determined include:

▪	the company’s financial and operational performance for the period commencing January 1, 2015 and ending on December 31, 2017 with respect to the performance measures set forth in the executive’s performance stock award agreement;

▪	the value of the company’s common shares upon the vesting of time vested restricted stock units awarded to the executive in 2015 and the value of dividend equivalent rights on dividends paid after 2015 on these restricted stock units (no restricted stock units awarded to an executive in 2015 vested in 2015); and

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▪	the value of the company’s common shares following the determination in 2018 of the amount of common shares to be received by an executive based upon satisfaction of the objective performance criteria set forth in the performance stock award agreement and the time vesting of these awards, together with the value of any dividend equivalent rights thereon.

Alignment of CEO Pay with Performance

In the course of reviewing our overall executive compensation program for 2015, our consultant, (Pearl Meyer) reviewed the relationship between realizable total direct compensation of our CEO and our performance for the two three-year periods ended December 31, 2014 and December 31, 2015. This review was conducted to assist the compensation committee in understanding the degree of alignment between realizable total direct compensation delivered to the CEO during the period and our performance relative to our peer group as identified below. For purposes of this review, company performance is defined as total shareholder return (including reinvested dividends) over the respective three-year period. Peer Group total direct realizable compensation is defined as the sum of:

▪	Actual base salaries paid over the three-year period ending December 31, 2014;
▪	Actual short-term cash incentives (bonuses) earned over the three-year period ending December 31, 2014;
▪	Cumulative “in-the-money” value as of December 31, 2014 of any stock options granted over the prior three-year period;
▪	Cumulative value as of December 31, 2014 of any restricted shares or restricted stock units granted over the prior three-year period and payouts of performance shares made for completed performance periods; and
▪	The value as of December 31, 2014 of any performance shares at target for any incomplete performance periods.

As a second comparison, we also reviewed our CEO’s pay for performance using realizable pay from January 1, 2013 to December 31, 2015 compared to total shareholder return (including reinvested dividends) over the same period. Peer company pay is based on 2013 and 2014 actual pay with an estimate of 2015 pay equal to 2014 since 2015 pay information for most of our peers was not available at the time of this analysis. Cumulative total shareholder return for Unitil Corporation was calculated through December 16, 2015, the date on which it was acquired by AVANGRID Inc.

For both pay periods, 2012-2014 and 2013-2015, the company’s performance exceeded its relative CEO pay rank, indicating efficient compensation plan design relative to the performance achieved.

Performance Period	Total Shareholder Return Relative Rank	Pay Relative Rank (CEO)
2012–2014	100th Percentile	69th Percentile
2013–2015	92th Percentile	62th Percentile

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The following chart illustrates the pay for performance analysis of our CEO using realizable pay relative to each member of our peer group over the two pay periods, 2012-2014 and 2013-2015.

Changes in our Compensation Program

In May 2015, our shareholders cast an advisory vote approving the compensation of our named executive officers, as disclosed in our 2015 proxy statement. Approximately 97.1% of the votes cast for or against this matter supported our 2015 “say-on-pay” proposal, which was an increase in the favorable vote over the vote in 2014. Abstentions were not counted as a vote either for or against this proposal. The compensation committee considered this result when considering changes to its compensation program.

As a result of our prior favorable “say-on-pay” votes and our annual reviews of our compensation programs in 2015, the compensation committee made the following changes in our executive compensation programs:

▪	Amended our 2000 plan, 2008 plan and 2013 directors plan to permit participants to exercise options for less than 100 shares in order to enable participants to exercise options because some brokers have refused to permit option exercises with minimum limits,
▪	Changed the plan year in our 401(k) plan in 2015 to match the plan year in our pension plan, and
▪	Approved an extension of our short-term cash incentive program and revisions to the program, subject to shareholder approval.

Our shareholders approved an extension of our short-term cash incentive program for an additional five years at our annual meeting in 2015. They also approved revisions to the performance criteria in the plan and an increase in the maximum bonus amount that could be paid to a participant in any calendar year. No other changes were made to any of our compensation plans in 2015.

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In 2016, the compensation committee recommended that the board approve a new stock incentive plan for executive officers and terminate the 2008 plan, subject to shareholder approval of the 2016 plan at this annual meeting. The board approved a reduction in the number of shares available for issuance under the 2013 directors plan based upon a determination by the compensation committee that the number of shares available for issuance under this plan was higher than needed for purposes of the plan and made certain revisions to the 2008 plan to clarify the change in control provisions of the 2008 plan.

Compensation Committee Process

The compensation committee annually reviews our executive compensation program in order to assess whether the program continues to meet the objectives of the program. The compensation committee typically engages a compensation consultant to assist the committee.

The compensation committee engaged Pearl Meyer in August 2011 as a compensation consultant to the committee. After a review of historical fees that the company has paid to its former compensation consultants, a consideration of the merits of engaging a new compensation consultant compared to the benefits of retaining Pearl Meyer and an independence assessment of Pearl Meyer, the committee decided to extend the engagement of Pearl Meyer for 2015. In conducting its independence assessment, the compensation committee concluded that no conflicts of interest existed between the company and Pearl Meyer (or any individuals working on the company’s account on behalf of Pearl Meyer). We provide additional information regarding this assessment under “Compensation Committee - Is our compensation consultant independent?”

Pearl Meyer identified and selected a peer group of companies. The selection process included input from management, and the final peer group was approved by the compensation committee. The peer group is presented below:

ALLETE, Inc.	Northwest Natural Gas Company
Aqua America, Inc.	SJW Corp.
California Water Service Group	South Jersey Industries, Inc.
Chesapeake Utilities Corporation	The Empire District Electric Company
El Paso Electric Company	UIL Holdings Corporation
ITC Holdings Corp.	Unitil Corporation
MGE Energy, Inc.

Owing to the limited number of similarly sized water utilities (with annual revenues between $100 million and $1 billion), peer companies were selected based on similarity in industry (water, gas and electric utilities) and size. The compensation committee considered compensation information for this same group of companies during the past three years.

Three members of the peer group are in the water industry, two of which are also regulated by the CPUC, the regulator of the company’s principal subsidiary. The compensation committee often gives greater weight to the practices of the two CPUC-regulated companies since the company competes with these companies for executive talent and is subject to similar regulatory oversight. In addition, the compensation committee believes that the financial and operational performance of these companies and the compensation programs of these companies are particularly relevant since the ability of these companies to earn their authorized rate of return and to obtain rate adjustments for changes in employee compensation are also affected to some extent by the rules, regulations and practices of the CPUC. These companies are, to some extent, also affected by the same weather, climate and economic conditions as the company. All of the other companies are utilities or utility holding companies.

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Pearl Meyer also provided the compensation committee in January 2015 with its competitive assessment of the company’s executive compensation program based on information derived by Pearl Meyer from four different general market surveys, the Towers Watson-2014 Management Compensation Survey (all industries) and three confidential/proprietary general industry surveys.  The competitive assessment was summary in nature, did not identify any particular company and did not contain any information regarding the compensation program of any particular company.  Accordingly, the compensation committee did not consider the compensation practice of any particular company, other than the compensation practices of members of the peer group, in designing any of the company’s compensation plans.

Pearl Meyer noted in the competitive assessment provided to the compensation committee that, in the aggregate, both the actual and the target total direct compensation of the executive officers of the company was slightly below the 50th market percentile and that the company’s relative performance significantly exceeds the company’s relative realizable pay rank as measured against its peers for the 2012-2014 period. Pearl Meyer also noted in the competitive assessment that the company’s target long-term incentive grants were between the 25th and 50th percentile, with variation by executive, and that actual and target total cash compensation was close to the 50th percentile.

In addition to the information provided by Pearl Meyer, the compensation committee considered:

▪	recommendations of management regarding changes that the compensation committee may wish to consider in the company’s compensation program,
▪	the chief executive officer’s subjective assessment of the company’s performance and the performance of individual executive officers,
▪	the recommendations of the chief executive officer for adjustments in the base salary and incentive compensation of other executive officers and managers,
▪	compensation increases authorized by the CPUC in rate cases of the company’s principal subsidiary, GSWC,
▪	a subjective assessment by individual directors of the company’s performance and the performance of the chief executive officer and other members of the management team,
▪	a subjective assessment of whether the company’s compensation program properly incents management,
▪	objective measures of the company’s financial, operational and customer service performance established in the company’s short-term incentive program,
▪	objective measures of the company’s financial performance used in establishing performance criteria for performance stock awards under the 2008 plan,
▪	the views of proxy advisory firms, and
▪	the views of the CPUC regarding the company’s compensation programs or practices, to the extent known.

Risk Considerations

In establishing and reviewing the company’s compensation program, the compensation committee considers whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Base salaries, which constitute the largest component of total direct

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compensation for all employees of the company, other than the CEO, are fixed in amount and thus do not encourage excessive risk taking.

The compensation committee considers a variety of factors in awarding additional cash compensation based on the performance of its executive officers, including factors based on earnings performance, customer satisfaction, capital improvements, improvements in operations and internal accounting controls. The committee believes that, as a result of this mix of factors, the company’s short-term cash incentive program appropriately balances risk and the committee’s desire to compensate executives for accomplishments that are important to the company’s customers and shareholders.

The compensation committee also makes awards of restricted stock units and performance stock to executive officers. Restricted stock units and performance stock awards granted vest at the rate of 33% in the first year, 33% in the second year and 34% in the third year and, with respect to performance stock awards, provide for determination of whether the performance criteria have been satisfied after the end of a three-year performance period, subject to limited exceptions. In addition, we may not repurchase any options granted to any executive officers or managers after March 18, 2014 or reprice any options awarded to any executive officer or manager under our 2008 plan. The compensation committee believes that these features of our equity plans further discourage excessive risk-taking by executives. In addition, the vesting schedule serves as a retention vehicle for executive officers and managers.

In order to mitigate risks that may be associated with performance-based compensation, the compensation committee maintains a clawback policy to recoup cash and equity performance-based compensation payments if:

▪	we calculated the amount of the compensation based on achieving financial results that were subsequently subject to an accounting restatement due to material noncompliance with a financial reporting requirement under the securities laws,
▪	we identified the need for the accounting restatement within three years after the date of the filing of financial results that were subsequently restated, and
▪	we would have paid a lesser amount to the executive officer based on the restated financial results.

All awards made to executives under our 2008 plan after December 31, 2010 and all awards made under our short-term cash incentive plan are subject to this policy and any rights to repayment that the company may have under Section 304 of the Sarbanes-Oxley Act of 2002 and other applicable laws.

We adopted a policy that prohibits the hedging of the risks of economic ownership of our common shares and the pledging of our common shares by officers and directors in March 2014. Each of our officers and directors has represented to us that he or she has not purchased any financial instrument in 2014 or 2015 designed to hedge or offset any decrease in the market value of any company common shares held, directly or indirectly, by such officer or director or pledged any of our common shares. We also previously requested each officer and director to inform the company whether he or she had engaged in any hedging activities or pledged any of our common shares. To date, no officer or director has informed the company that he or she has engaged in any such activities.

In addition to establishing and reviewing our compensation program, the compensation committee also examines the pay practices and policies relating to all employees of the company. On the basis of this examination, the compensation committee has concluded that our pay practices and policies do not appear to involve risks that could have a material adverse effect on us.

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Elements of Executive Compensation

Our compensation program consists of base salary, short-term cash incentives, stock awards, retirement benefits, severance arrangements and welfare and other benefits and perquisites. We discuss each of these elements in more detail below. The compensation committee considers each of these elements independently before assessing whether its overall compensation program is competitive with that of its peer group and other companies with which the company competes for executive talent.

Base Salary

We pay a base salary in order to enable us to attract and retain talented executive officers and to provide a fixed base of compensation commensurate with the individual responsibilities, performance and experience of each of our executives.

The compensation committee considered the following factors in making adjustments to the base salaries of individual executive officers in 2015:

▪	the competitiveness of our compensation of each executive officer compared to executive officers of our peer group in comparable positions,
▪	the desire to compensate executives in comparable positions in a similar manner,
▪	a subjective assessment of each executive’s performance during 2014, including his or her performance in the areas of our business over which he or she had individual responsibility, and
▪	a review of the company’s financial performance and management’s accomplishments during 2014.

After consideration of the factors described above, the compensation committee increased the base salary of Mr. Sprowls, Ms. Tang, Ms. Kruger, and Mr. Scanlon by 4.6%, 4.0%, 3.5% and 4.0%, respectively, in January 2015. Mr. Cotton’s base salary was increased by 24.8% as a result of his promotion to Senior Vice President in December 2014. He did not receive a base salary increase in 2015.

Short-Term Cash Incentives

We adopted a short-term cash performance incentive plan in order to motivate executives who participate in the plan to maximize our performance from a financial, operations and customer service perspective. We also from time to time approve short-term cash incentives for specified executives based on objective criteria that were not included in the short-term cash performance incentive plan, referred to herein as the other objective criteria. We believe that the performance incentives set forth in our annual short-term cash incentive programs will permit us to meet our objectives. Our customers and shareholders benefit if we achieve our customer service objectives. Our customers and shareholders also benefit if we are able to attract capital at a lower cost as a result of improved financial performance.

In March 2015, the compensation committee approved a short-term cash incentive program which gave each named executive officer the opportunity to receive:

▪	80% of each executive’s target bonus under the performance incentive plan based on achieving objective performance criteria in 2015,
▪	20% of each executive’s target bonus based on the subjective assessment by the compensation committee of the executive officer’s performance in 2015 following the end of the year. In making this subjective assessment, the compensation committee took into account the recommendations of the chief executive officer based on his subjective assessment of the performance of the other executive officers and a subjective assessment of the performance of each executive officer by other members of the board.

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The compensation committee set the target aggregate bonus for Mr. Sprowls under this program at the same percentage of base salary as in 2014. The compensation committee increased the target aggregate bonus for Mr. Cotton under this program by 12% over his percentage of base salary in 2014 and by 2.0% over the percentage of base salary in 2014 for each of the other executive officers. The compensation committee may, in its discretion, reduce an award below the level earned for each of the criteria or upon the failure to satisfy other objective criteria, but, may not in any event, increase the amount of the bonus above the level specified for that criteria. Detailed information regarding the objective criteria selected by the compensation committee for these awards can be found under “How were certain of our executive officers compensated in 2015 - “Non-Equity Incentive Compensation.”

The compensation committee recognizes that our financial performance is dependent upon a number of factors beyond the immediate control of management, such as weather, water quality and water supply. As a result, the pay-out structure includes a limited discretionary bonus component based on a subjective assessment of the performance of each executive officer by the compensation committee after the end of the year.

Mr. Sprowls, Ms. Tang, Ms. Kruger, Mr. Cotton and Mr. Scanlon earned 98.0%, 103.0%, 94.4%, 110.0% and 94.4%, of the target aggregate bonus as a result of satisfying the objective criteria set for that executive officer, respectively. Mr. Sprowls, Ms. Tang, Ms. Kruger, Mr. Cotton and Mr. Scanlon will receive $400,000, $120,822, $113,124, $100,100 and $71,154, respectively, in April 2016 with respect to the awards based on these criteria. The amount of Mr. Sprowls’ bonus was reduced to $400,000 since the amount that he earned by satisfying the objective criteria exceeded the maximum amount that may be awarded to an executive officer under the bonus awards in the short-term incentive plan.

Mr. Sprowls, Ms. Tang, Ms. Kruger, Mr. Cotton and Mr. Scanlon earned 30.0%, 26.0%, 28.0%, 23.0% and 24.0% of the target aggregate bonus as a result of the discretionary award for that executive officer, respectively. Mr. Sprowls, Ms. Tang, Ms. Kruger, Mr. Cotton and Mr. Scanlon will receive $122,400, $30,499, $33,554, $20,930 and $18,090, respectively, in April 2016 with respect to these discretionary bonus awards.

Equity Awards

In order to promote internal pay equity, it is the practice of the compensation committee generally to grant the same amount of equity awards to each senior vice president and the same amount of equity awards to each vice president. The chief executive officer generally receives a higher equity award than the amounts granted to other officers.

The compensation committee considered the following factors in determining the amount and type of equity awards to be made to the chief executive officer, senior vice presidents and vice presidents in 2015:

▪	the past practices of the committee in awarding equity,
▪	the market survey prepared by Pearl Meyer which indicated that the company’s long-term incentives were below average compared to that of our peer group and consisted of a mixture of time vested equity awards and performance stock awards, and
▪	whether any executive officer made significant contributions during the year on a matter or matters that were not considered at the time that equity awards were made to executive officers at the beginning of the year.

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The compensation committee recommended that all equity awards to executive officers be granted through a combination of time vested restricted stock units and performance stock awards in the form of restricted stock units, rather than in all time vested restricted stock units, in order to base a higher portion of compensation on achieving objective performance goals set forth by the compensation committee. Information regarding the objective performance goals can be found under “How were certain of our executive officers compensated in 2015 - “Equity Compensation” and “Grants of Plan-Based Awards in 2015.”

Approximately 50% of the value of equity awards to Ms. Kruger and Mr. Scanlon are subject to the satisfaction of performance conditions. Approximately 60% of the value of the equity award to Mr. Cotton is subject to the satisfaction of performance conditions. In 2015, the compensation committee decided to increase the amount of time vested restricted stock awards to Ms. Tang as a result of her work on a special project in 2014 over the amount granted to other executive officers. As a result, 39% of the value of equity awards made to her in January 2015 is subject to the satisfaction of performance conditions. The compensation committee also concluded that more of Mr. Sprowls’ equity awards should be based upon the satisfaction of performance conditions than was the case with the other executive officers, with 75% of the value of his awards subject to performance conditions. The compensation committee determined the amount of these equity awards on the basis of the average closing price of the company’s common shares for the thirty days ending on the date preceding the date that the compensation committee resolutions were presented for approval by the committee.

Each equity award granted in 2015 vests over a three-year period, provided that, with respect to performance stock awards the performance criteria have been satisfied at the end of the three-year performance period. The compensation committee believes that granting equity awards with three-year vesting periods creates a substantial retention incentive and also encourages the named executive officers to focus on the company’s long-term business objectives and stock performance.

Each time vested restricted stock unit and performance stock award was granted with dividend equivalent rights to the extent the employee vests in the underlying restricted stock unit or performance stock award. The compensation committee believes that granting stock units with dividend equivalent rights helps align the interests of the named executive officers with the interests of the shareholders of a utility holding company who, in many cases, purchase and retain the stock of the holding company based on the amount of dividends that the holding company consistently pays. Dividends have also historically been an important component of our total shareholder return.

If the executive’s employment is terminated as a result of a change in control event, each restricted stock unit and performance stock award will vest upon termination of employment free of restrictions. The compensation committee believes that the vesting of equity awards permits executives whose employment will be terminated as a result of the change in control to share in the value that they created for shareholders at the same time that the shareholders recognize that value upon a change in control if the executive’s employment is terminated as a result of the change in control. The performance period under the performance stock awards will also end and the performance criteria will be adjusted to account for the shortened performance period as provided in the performance stock award agreements.

Tax Considerations

Under Section 162(m) of the Internal Revenue Code, we may generally only deduct up to $1,000,000 of the compensation paid to a named executive officer, unless the compensation is performance-based and has been paid pursuant to a plan approved by shareholders. The performance incentive plan was approved by shareholders at our annual meeting in 2010 (with changes to the performance criteria approved by our shareholders in 2015) and the addition of performance stock awards

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to our 2008 plan was approved by shareholders at our annual meeting in 2012. We generally intend the objective bonuses paid to our executive officers under the short-term cash incentive plan and the performance stock awards to qualify as performance-based within the meaning of Section 162(m). The portion of objective bonuses paid to each of the executive officers that were based on the satisfaction of other objective criteria do not qualify as performance-based compensation within the meaning of Section 162(m). From time to time, the compensation committee may approve compensation of an executive officer that exceeds the limitations set forth in Section 162(m).

Retirement Benefits

We provide retirement benefits that we believe are comparable to the benefits provided by other members of our peer group in order to attract, retain and motivate talented and experienced executives. Our retirement benefit programs are also intended to provide fair, equitable and reasonable compensation to our executive officers and to assist in the retention of our executive officers. The change in the pension value of each executive officer may, however, differ markedly from that of members of our peer group due to differences in the age and time of service of the executive officers of the company compared to that of executives in comparable positions in members of our peer group. Changes in pension value also differ by executive due to differences in cash compensation, the age of the executive and the number of years of service with the company.

Total compensation of our named executive officers in 2015 was impacted by a change in discount rates used in calculating pension values under our pension plan and supplemental retirement plan. Excluding the change in pension values, Mr. Sprowls’ total compensation in 2015 increased by $284,275 due primarily to an increase in his “at-risk” related compensation (stock awards). However, Mr. Sprowls’ total compensation, including the change in pension values, decreased by $196,729 in 2015 including a decrease of $481,004 in the change in pension values compared to last year even though we made no changes in the terms of our pension plan or supplemental retirement plan. The change in the pension values is mostly due to the changes in the discount rate over the past two years. The discount rates used to value pension benefits in 2015 increased by 40 basis points for the qualified pension plan and 46 basis points for the supplemental retirement plan as compared to the prior year. In contrast, the discount rates used to value pension benefits in 2014 decreased by 85 basis points for the qualified pension plan and 90 basis points for the supplemental retirement plan as compared to 2013. These changes in the discount rate also impacted the total compensation of our other named executive officers in 2015 and 2014.

In 2014, the mortality assumption was updated to reflect the release of new mortality tables by the Society of Actuaries projecting longer life expectancies. This change in mortality table assumptions also increased pension values in 2014 and 2015 compared to the pension values used in calculating 2013 pension values for each of our named executive officers.

We have no non-qualified deferred compensation arrangements.

Severance Arrangements

We do not have any employment agreements with any of our executive officers. We do, however, have change in control agreements with each of our executive officers which provide for certain benefits in the event of a change in control if either the executive officer’s employment is terminated (other than for cause, death or disability) or the executive terminates employment for good reason, in each case within two years following the change in control event.

The compensation committee believes that the change in control agreements provide management with benefits comparable to those provided by other members of our peer group and other public utilities in California with whom we compete. The compensation committee also believes that the change in

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control agreements provide appropriate incentives to management to remain with the company in the event of a potential change in control.

Welfare and Other Benefits and Perquisites

We provide welfare and other benefits that we believe are comparable to the benefits provided by other members of our peer group and other perquisites that we believe are reasonable to attract, retain and motivate talented and experienced executives. Except as described under “How were certain officers compensated in 2015?” and in this section, we provide the same benefits to executive officers as we provide to other employees of the company.

Stock Ownership Guidelines

We have requested each of our executive officers to own common shares, restricted stock units, and other equity equivalents, including common shares held in our 401(k) plan, equal in value to:

▪	3.0 times his salary for Mr. Sprowls, as the chief executive officer,
▪	1.5 times his or her salary for Ms. Tang, Ms. Kruger and Mr. Cotton who are senior vice presidents, and
▪	One time his annual salary for Mr. Scanlon, who is a vice president, and each of our other vice presidents.

We do not consider unexercised stock options to be equity equivalents of our common shares for this purpose. We consider these guidelines to have been satisfied once the minimum ownership requirements are met regardless of subsequent changes in the market value of our common shares. Mr. Sprowls, Ms. Tang, Ms. Kruger and Mr. Scanlon currently satisfy these guidelines. We expect Mr. Cotton to satisfy these guidelines by December 2019.

The nominating and governance committee may suspend or adjust these guidelines if they determine that the required holding of any executive officer is unduly burdensome by reason of personal circumstances affecting an executive officer or is the result of recent significant changes in the compensation of the executive officer. We have exempted Ms. Farrow, a vice president of the company, from compliance with these stock ownership guidelines since she is prohibited by the auditor independence rules of PricewaterhouseCoopers LLP, our independent public accounting firm, from owning any of our common shares. Ms. Farrow’s husband is an employee of PricewaterhouseCoopers, but is not involved in any manner in auditing our financial statements or otherwise providing any services to us.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management. On the basis of this review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and in our Form 10-K for the year ended December 31, 2015 by incorporation by reference to this proxy statement.

This report is submitted by:

James L. Anderson, Chair

Diana M. Bontá, Member

Anne M. Holloway, Member

James F. McNulty, Member

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How were certain of our executive officers compensated in 2015?

We compensated each of our most highly compensated executive officers in 2015 as more particularly described below. Unless otherwise specified, the principal position of the executive officer is with American States Water Company. We also reimbursed each of these executive officers for expenses incurred in the performance of his or her duties as an executive officer.

SUMMARY COMPENSATION TABLE(1)

Name and Principal Position	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Non- Equity Incentive Plan Compen- sation ($)(5)	Change in Pension Value and Non- Qualified Deferred Compen- sation Earnings ($)(6)	All Other Compen- sation ($)(7)	Total ($)	Total Excluding Change in Pension Value and Non- Qualified Deferred Compen- sation Earnings ($)
Robert J. Sprowls President and Chief Executive Officer	2015 2014 2013	$679,077 649,462 628,800	$122,400 110,000 110,250	$773,187 618,365 470,766	$400,000 312,390 281,610	$514,923 995,927 332,278	$14,550 14,722 15,058	$2,504,137 2,700,866 1,838,762	$1,989,214 1,704,939 1,506,484
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer	2015 2014 2013	384,145 369,408 354,905	30,499 29,510 24,864	154,670 113,359 104,522	120,822 84,420 79,387	307,245 733,324 201,011	16,586 16,702 17,568	1,013,967 1,346,723 782,257	706,722 613,399 581,246
Denise L. Kruger Senior Vice President, Regulated Utilities of Golden State Water Company	2015 2014 2013	392,491 379,215 364,995	33,554 30,292 22,831	121,509 133,957 104,522	113,124 74,432 84,750	108,635 709,424 —	19,963 18,578 18,323	789,276 1,345,898 595,421	680,641 636,474 595,421
James C. Cotton III Senior Vice President and Procurement Officer of American States Utility Services, Inc. and its subsidiaries (8)	2015	260,000	20,930	132,562	100,100	49,220	14,683	577,495	528,275
Patrick R. Scanlon Vice President of Water Operations of Golden State Water Company	2015 2014 2013	301,143 289,638 279,867	18,090 16,669 14,005	94,972 106,667 81,570	71,154 45,874 51,987	140,763 586,180 14,332	14,561 17,421 17,170	640,683 1,062,449 458,931	499,920 476,269 444,599

(1)          We did not grant any stock option awards during the past three years.

(2)          This column sets forth the amount paid to each named executive officer during the calendar year based on 26 pay periods.

(3)          This column sets forth the amounts paid to a named executive officer as a discretionary bonus for 2013, 2014 and 2015 under the short-term cash incentive plan.

(4)          This column sets forth the aggregate grant date fair value of the stock awards on the date of grant computed in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used in the calculation of the value of these awards in Note 12 to our financial statements for the year ended December 31, 2015. Stock awards consist of time vested restricted stock units

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and performance stock awards in the form of restricted stock units. For the performance stock awards granted in 2015 subject to performance conditions that have not been satisfied, we assumed that each executive officer would earn performance stock awards at the target level with a value of $579,890, $60,775, $60,775, $79,529 and $47,486 for Mr. Sprowls, Ms. Tang, Ms. Kruger, Mr. Cotton and Mr. Scanlon, respectively. If each executive officer was instead to earn performance stock awards for awards granted in 2015 at the maximum level, the grant date fair value of stock awards granted to Mr. Sprowls, Ms. Tang, Ms. Kruger, Mr. Cotton and Mr. Scanlon in 2015 would be $1,014,818, $106,357, $98,760, $159,059 and $77,170, respectively.

(5)          Each named executive officer received non-equity incentive compensation based upon a percentage of base salary and satisfaction of performance criteria under the short-term cash incentive programs approved by the compensation committee.

(6)          This column sets forth the sum of the change in the value of the pension plan and the supplemental retirement plan for each of the named executive officers. The change in the pension value under the Golden State Water Company Pension Plan, or pension plan, for 2015, was $46,292, $71,370, $19,062, $23,450 and $58,501 for each of Mr. Sprowls, Ms. Tang, Ms. Kruger, Mr. Cotton and Mr. Scanlon, respectively. The change in the pension value under the supplemental retirement plan for 2015 was $468,631, $235,875, $89,573, $25,770 and $82,262 for each of Mr. Sprowls, Ms. Tang, Ms. Kruger, Mr. Cotton and Mr. Scanlon, respectively. We provide additional information regarding the assumptions used to calculate the change in pension value in Note 11 to our audited financial statements in our Form 10-K for the year ended December 31, 2015. We do not have any non-qualified deferred compensation plans.

(7)          We provide information on the amount and types of benefits included under the heading “All Other Compensation” in the table below.

(8)          This executive officer was not a named executive officer in 2013 or 2014.

The following table provides information regarding the amount and types of benefits included under the heading “All Other Compensation” in the previous table.

ALL OTHER COMPENSATION

Name	Year	Employer 401(k) Matching Contribution ($)	Insurance ($)(1)	Personal Use of Company Car ($)(2)	Other Compen- sation ($)(3)	Total All Other Compensation ($)
Robert J. Sprowls	2015 2014 2013	$11,925 11,700 11,475	$293 323 305	$2,154 2,021 2,210	$178 678 1,068	$14,550 14,722 15,058
Eva G. Tang	2015 2014 2013	11,925 11,700 11,475	293 323 305	4,190 4,501 5,064	178 178 724	16,586 16,702 17,568
Denise L. Kruger	2015 2014 2013	11,925 11,700 11,475	293 323 305	7,441 6,377 5,502	304 178 1,041	19,963 18,578 18,323
James C. Cotton (4)	2015	11,718	293	2,494	178	14,683
Patrick R. Scanlon	2015 2014 2013	11,925 11,700 11,475	293 323 305	2,165 3,470 5,212	178 1,928 178	14,561 17,421 17,170

(1)          We provide group term life insurance to each of our employees and their families. In the event of the death of an employee or a family member, his or her beneficiary is entitled to receive up to $50,000 under the group life insurance policy. We also provide each employee with $50,000 of accidental death and dismemberment insurance which pays additional benefits if an employee suffers a covered accidental loss resulting in death, dismemberment or paralysis. The cost of $156 was equally allocated to each of our employees, including the executive officers. In addition, we provide our board members and executive officers a blanket accident insurance policy. The policy is intended to provide coverage for traveling on company business or on assignment for the benefit of our company. We allocated one–third of the premium of $7,786 (three-year premium) for coverage under the blanket accident insurance policy equally to our board members and executive officers. The cost was $137 per person in 2015, $130 in 2014 and $112 in 2013.

(2)          The value is based on an estimate of the aggregate incremental costs incurred by us for the personal use of company-provided automobiles by each of our named executive officers.

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(3)          We paid a holiday bonus of $178 in December to each of our active employees, including our named executive officers. We covered travel and meal costs of $126 for Ms. Kruger’s spouse when attending a regular board meeting in 2015. In 2014, we paid Mr. Sprowls $500 on his tenth anniversary and Mr. Scanlon $1,750 on his thirty-fifth anniversary with us pursuant to our anniversary grant program for all employees. In 2013, we covered travel and meal costs of $114 for Mr. Sprowls’ spouse for her presence at a regular board meeting. We also reimburse our CEO and senior vice presidents for the costs of participating in a physical examination. Mr. Sprowls, Ms. Tang, and Ms. Kruger received reimbursement of $776, $546 and $863, respectively, for their physical examinations in 2013.

(4)          This executive officer was not a named executive officer in 2013 or 2014.

Equity Compensation

During each of the last three years, we granted time vested restricted stock units to each of our executive officers. Each of these time vested restricted stock units are payable at the rate of 33% one year after the grant date, 33% two years after the grant date and 34% three years after the grant date. However, if the executive’s employment terminates as a result of death or disability, all of his or her restricted stock units vest on the termination date and the common shares will be delivered to the executive or his or her personal representative or beneficiary within 60 days following termination of employment. If an executive’s restricted stock units vest as a result of termination of employment following a change in control or the executive’s age and years of employment is equal to or greater than 75, the executive’s common shares will be delivered in accordance with the installment vesting schedule in the stock award agreement or, if earlier, within 60 days following termination of employment, subject to any required delay for specified employees under Section 409A of the Internal Revenue Code.

All of the restricted stock unit awards granted to Ms. Tang and Mr. Scanlon are vested pursuant to the Rule of 75. Ms. Tang and Mr. Scanlon may not, however, receive any common shares in exchange for these restricted stock units prior to the date that the restricted stock unit vests absent retirement, death, disability or a termination of employment following a change in control.

We awarded each of our executive officer’s performance stock awards in the form of restricted stock units that vest at the rate of 33% one year after the grant date, 33% two years after the grant date and 34% three years after the grant date, subject to the satisfaction of the performance conditions set forth in the award agreement. All of the performance stock awards granted to Ms. Tang and Mr. Scanlon are vested pursuant to the Rule of 75, subject to the satisfaction of the performance conditions set forth in the award agreement.

We also awarded each of our executive officers restricted stock units in an amount equal to the quarterly cash dividends payable on our common shares times the number of restricted stock units or performance awards granted to the executive officer, but not yet payable pursuant to the terms of his or her restricted stock unit or performance stock award agreement divided by the closing price of our common shares on the dividend payment date as provided in the 2008 plan. We refer to these types of awards as dividend equivalent rights. Restricted stock units awarded pursuant to dividend equivalent rights vest and are payable on the same basis as the underlying restricted stock units on which these restricted stock units were earned.

For our performance stock awards issued in 2013 for the period 2013 to 2015, the performance criteria included total shareholder return relative to a defined peer group, GSWC’s water segment operating expense level, and ASUS cumulative net earnings criteria. The compensation committee defined for each named executive officer the proportion of performance stock awards allocated to each performance criteria based on their role within the company. In March 2016, the compensation committee certified the company’s performance against the performance conditions for the 2013 performance stock award.

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The table below sets forth the number of restricted stock units earned by each executive officer based upon satisfaction of the performance criteria set forth in each named executive officer’s 2013 performance award agreement:

2013 PERFORMANCE AWARDS EARNED

Executive	Mix of Performance Criteria for Performance Award				Percent of Shares Earned Relative to Target Shares
	Total Shareholder Return (1)	GSWC Operating Expense Controls (2)	ASUS Cumulative Net Earnings (3)	Total	Total Shareholder Return (1)	GSWC Operating Expense Controls (2)	ASUS Cumulative Net Earnings (3)	Total	Number of Shares Earned
Robert J. Sprowls	25.0%	50.0%	25.0%	100.0%	50.0%	75.0%	25.0%	150.0%	19,353
Eva G.Tang	25.0%	50.0%	25.0%	100.0%	50.0%	75.0%	25.0%	150.0%	2,868
Denise L. Kruger	25.0%	75.0%	0.0%	100.0%	50.0%	112.5%	0.0%	162.5%	3,107
Patrick R. Scanlon	25.0%	75.0%	0.0%	100.0%	50.0%	112.5%	0.0%	162.5%	2,424

(1)          The company’s total shareholder return in 2015 exceeded that of all members of its peer group resulting in a maximum payout percentage of 200% of target. The total shareholder return criteria refer to total shareholder return during the performance period, including the reinvestment of dividends.

(2)          GSWC’s water segment operating expense level was $260.5 million resulting in a payout percentage of 150% of target. The aggregate operating expense level criteria refers to the cumulative operating expenses of GSWC’s water segment as reported in the Form 10-Ks filed with the Securities and Exchange Commission for the period beginning January 1, 2013 and ending on the last day of the performance period, as adjusted to remove (i) water supply, depreciation and amortization and maintenance expenses as reported in the Form 10-Ks, (ii) public relations, legal and other professional services expenses of GSWC during the performance period applicable to defending GSWC from condemnation considerations and actions applicable to GSWC, (iii) any costs of defense, costs of settlement and judgments incurred in connection with claims arising from water quality incidences accruing during the performance period which are incurred in connection with claims determined by the compensation committee to be extraordinary events, (iv) write-offs associated with decisions or actions of the CPUC applicable to the financial statements in the performance period for GSWC, and (v) gross-up of certain surcharges authorized by the CPUC to recover previously incurred costs recorded pursuant to generally accepted accounting principles.

(3)          ASUS cumulative net earnings were $35.7 million resulting in a payout percentage of 100% of target. The ASUS cumulative net earnings criteria refer to the cumulative net income of ASUS and its subsidiaries during the performance period.

Information regarding the performance conditions applicable to the awards granted in 2015 is set forth following the “Grants of Plan-Based Awards” table. Information regarding the performance goals for each of these performance criteria for performance stock awards granted in 2015 can be found under “What plan-based awards did we make to these executive officers in 2015?”

Non-Equity Incentive Compensation

During the past three years, each of our executive officers received short-term cash incentive awards based upon achieving objective financial, operations and customer service performance goals set at target, threshold and maximum levels under our short-term cash incentive program. The objective bonus of each executive officer is determined on the basis of pay-out percentages established by the compensation committee in March of each year for each performance measure. The performance measures and payout percentages vary depending upon whether the executive is an administrative officer of GSWC, an operations officer of GSWC or an officer of ASUS. Mr. Sprowls and Ms. Tang are administrative officers of GSWC. Ms. Kruger and Mr. Scanlon are operations officers of GSWC. Mr. Cotton is an officer of ASUS.

In addition, each executive officer is granted a discretionary bonus based upon a subjective assessment of the individual performance of each executive officer by the compensation committee. Eighty percent of the target aggregate bonus is based upon satisfaction of the performance goals set forth below and 20% of the aggregate target bonus is based upon the subjective assessment of individual

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performance by the compensation committee. The amount of the bonus for 2015 based upon the objective performance criteria set forth below is set forth in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table. The amount of the discretionary bonus for 2015 is disclosed in the Bonus column in the Summary Compensation Table.

The compensation committee determined the target aggregate bonus for each executive officer as a percentage of the base salary of each executive officer and made limited increases for 2015 based on an assessment of each officer’s compensation relative to market and the desire to increase the proportion of pay that was contingent on performance. Target bonuses for each officer included:

▪	60.0% in 2014 and 2015 for the president and chief executive officer,
▪	28.5% in 2014 for the senior vice presidents and 30.5% and 35% in 2015 for the GSWC senior vice presidents and ASUS senior vice president, respectively, and
▪	23.0% in 2014 and 25.0% in 2015 for all other executives.

We disclose in the table set forth below actual performance in 2015 for each of the performance goals set by the compensation committee in March 2015 for GSWC administrative and general officers, GSWC operations officers and ASUS operations officers.

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PERFORMANCE GOALS

Performance Measure	Performance Targets			Actual Performance
	Threshold	Target	Maximum
Adjusted EPS – AWR Consolidated(1)	80% of Budget	100% of Budget	120% of Budget	108% of Budget
Adjusted EPS – RU(2)	80% of Budget	100% of Budget	120% of Budget	104% of Budget
Adjusted EPS – ASUS(3)	80% of Budget	100% of Budget	130% of Budget	123% of Budget
Customer Complaints - RU(4)	≤ 0.30%	≤ 0.275%	≤ 0.25%	0.179% Met Maximum
Customer Complaint Standards – RU(5)	Rate of Complaints to the CAB ≤ 0.06%	Rate of Complaints to the CAB ≤ 0.03%	Rate of Complaints to the CAB ≤ 0.02%	0.0265%
Capital Expenditures – RU(6)	≥ $75 million	≥ $85 million	≥ $95 million	$91.1 million
Supplier Diversity Utilization – RU(7)	≥ 18.0%	≥ 21.5%	≥ 25.0%	22.4%
OSHA Recordable Work Incidents – RU(8)	33	27	21	19 Met Maximum
SOX Deficiencies – RU(9)	No MW, No SD and no more than 9 CDs	No MW, No SD and no more than 6 CDs	No MW, No SD and no more than 3 CDs	No MW, No SD and 2 CDs Met Maximum
SOX Deficiencies – ASUS(10)	No MW, No SD and no more than 3 CDs	No MW, No SD and no more than 2 CDs	No MW, No SD and no more than 1 CD	No MW, No SD and no CDs Met Maximum
Economic Value of Redeterminations – ASUS(11)	≥$456,200	≥$584,200	≥$998,400	$584,400
Construction Revenues – ASUS(12)	90% of Budget	100% of Budget	120% of Budget	101% of Budget
Satisfaction of Customers – Small Business Utilization (SBU) – ASUS(13)	75%	80%	80% and 2% in Hub zone	77.6%
Catalog Pricing – ASUS(14)	Modification for 1 subsidiary	Modification for 2 subsidiaries	Modification for 3 subsidiaries	Modification for 2 subsidiaries Met Target
G&A Rate – ASUS(15)	≥ 88% of amount filed	≥ 94% of amount filed	≥ 100% of amount filed	88% Met Threshold
Direct Construction Margin – ASUS(16)	≥ Budget less 175 basis points	≥ Budget plus 25 basis points	≥ Budget plus 325 basis points	273 basis points over budget

(1)            “Adjusted EPS - AWR Consolidated” means the company’s earnings per share in 2015 adjusted to remove 1) any write-offs associated with the CPUC’s 2014 procurement audit of GSWC arising out of the settlement of claims approved by the CPUC in December 2011 related to the capital projects contracting matter and 2) any transaction fees and/or gain or loss on sale recognized in the financial statements in 2015 associated with a sale of any of the company’s business units or the acquisition of any new businesses.

(2)            “Adjusted EPS - RU” means the sum of the earnings per share of GSWC for 2015 adjusted to remove 1) any write-offs associated with the CPUC’s 2014 procurement audit of GSWC arising out of the settlement of claims approved by the CPUC in December 2011 related to the capital projects contracting matter and 2) any transaction fees and/or gain or loss on sale recognized in the financial statements in 2015 associated with a sale of any of the company’s business units or the acquisition of any new businesses.

(3)            “Adjusted EPS - ASUS” means the earnings per share of ASUS for 2015 adjusted to remove the general office allocation to ASUS related to any transaction fees and/or gain or loss on sale recognized in the financial statements in 2015 associated with a sale of any of the company’s business units or the acquisition of any new businesses.

(4)            “Customer Complaints - RU” means the number of water quality, pressure, service and leak complaints received from customers by the water segment of GSWC divided by the average number of water customers served by GSWC during 2015.

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(5)            “Customer Complaint Standards - RU” means the number of complaints on all matters on the water segment of GSWC received by the Consumer Affairs Branch of the CPUC in 2015 divided by the average number of water customers served by GSWC during 2015.

(6)            “Capital Expenditures – RU” means the dollar amount of capital expenditures for 2015 for GSWC.

(7)            “Supplier Diversity Utilization - RU” means the percentage reported by GSWC to the CPUC annually by March 1 in its General Order 156 Compliance Filing. The percentage is calculated by taking GSWC’s total procurement dollars for the reporting period with CPUC qualified women-owned, minority-owned and disabled veteran-owned business enterprises divided by GSWC’s total procurement dollars (net of exclusions allowed under the General Order 156 Compliance Filing for the reporting period, such as payments for purchased water, purchased power, pump taxes, income taxes, franchise fees, and postage.)

(8)            “OSHA Recordable Work Incidents - RU” means the number of work-related injuries and illnesses as reported on the OSHA Form 300 for GSWC.

(9)            “SOX Deficiencies - RU” means the number of “control deficiencies” (each referred to as a “CD”), “significant deficiencies” (each referred to as an “SD”) and “material weaknesses” (each referred to as an “MW”) for GSWC in the independent auditor’s report for 2015 pursuant to Section 404 of the Sarbanes-Oxley Act.

(10)          “SOX Deficiencies - ASUS” means the number of CDs, SDs and MWs reported for ASUS in the independent auditor’s report for 2015 pursuant to Section 404 of the Sarbanes-Oxley Act.

(11)          “Economic Value of Redeterminations – ASUS” means the monthly amount of operations and maintenance billings at December 31, 2015 completed as a result of price redeterminations for the military bases served by subsidiaries of ASUS at December 31, 2014, which were projected to be completed during 2015.

(12)          “Construction Revenues – ASUS” means the total revenues from the construction segment of ASUS during 2015 for the military bases served by subsidiaries of ASUS on December 31, 2014.

(13)          “Satisfaction of Customers – Small Business Utilization (SBU) – ASUS” means the percentage of total expenditures incurred during 2015 by subsidiaries of ASUS with qualified small business vendors for the purpose of meeting the requirements of the U.S. government’s small business utilization program divided by the total expenditures incurred with all vendors. Qualified vendors are 1) Service Disabled Veteran-owned, Small Business, 2) Veteran-owned Small Business, 3) Historically Underutilized Business Zones, 4) Women-owned Small Business, 5) Small Disadvantaged Business and 6) Small Business.

(14)          “Catalog Pricing – ASUS” means the receipt by December 31, 2015 of a modification or written letter from a Contracting Officer adopting a catalog pricing approach for purposes of establishing prices charged for materials and services provided by a subsidiary on its military privatization contract.

(15)          “G&A Rate – ASUS” means the general and administrative rate agreed to by the Defense Logistics Agency – Energy (DLA) for use by ASUS in New Capital Upgrade project proposals submitted to DLA during calendar 2015.

(16)          “Direct Construction Margin – ASUS” means a percentage determined by dividing construction revenue less direct and indirect construction costs (excluding general and administrative costs) by construction revenue.

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The pay-out percentages for the satisfaction of the performance criteria are set forth below. The sum of the actual payout percentages differs from the objective bonus total due to rounding.

PAY-OUT PERCENTAGES FOR GSWC ADMINISTRATIVE AND GENERAL OFFICERS

Performance Measure	Target Payout Percentage			Payout Percentage
	Threshold	Target	Maximum	Actual
Adjusted EPS – AWR Consolidated(1)	10.0%	20.0%	30.0%	24.1%
Adjusted EPS – RU(2)	11.5%	20.0%	27.0%	21.4%
Adjusted EPS – ASUS	5.0%	10.0%	20.0%	17.7%
Customer Complaints – RU	1.5%	5.0%	7.0%	7.0%
Customer Complaint Standards – RU	1.5%	5.0%	7.0%	5.7%
Capital Expenditures – RU	4.0%	10.0%	15.0%	13.1%
SOX Deficiencies – RU	2.0%	5.0%	7.0%	7.0%
SOX Deficiencies – ASUS	2.0%	5.0%	7.0%	7.0%
Objective Bonus Total	37.5%	80.0%	120.0%	103.0%

(1)           For the Adjusted EPS – AWR Consolidated performance measure, the payout may be reduced, at the sole discretion of the compensation committee, based upon adverse information concerning the actions of an officer obtained by the company in the procurement audit being conducted by the CPUC.

(2)            For the Adjusted EPS – Regulated Utilities (RU) performance measure, the payout may be reduced, at the sole discretion of the compensation committee, based upon adverse information concerning the actions of an officer obtained by the company in the procurement audit being conducted by the CPUC.

PAY-OUT PERCENTAGES FOR GSWC OPERATIONS OFFICERS

Performance Measure	Target Payout Percentage			Pay-Out Percentage
	Threshold	Target	Maximum	Actual
Adjusted EPS – RU(1)	20.0%	40.0%	60.0%	44.1%
Customer Complaints – RU	2.0%	5.0%	7.0%	7.0%
Customer Complaint Standards – RU	2.0%	5.0%	7.0%	5.7%
Capital Expenditures – RU	7.5%	15.0%	20.0%	18.1%
Supplier Diversity Utilization – RU(2)	2.0%	5.0%	7.0%	5.5%
OSHA Recordable Work Incidents – RU(2)	2.0%	5.0%	7.0%	7.0%
SOX Deficiencies – RU	2.0%	5.0%	7.0%	7.0%
Objective Bonus Total	37.5%	80.0%	115.0%	94.4%

(1)            For the Adjusted EPS – Regulated Utilities (RU) performance measure, the payout may be reduced, at the sole discretion of the compensation committee, based upon adverse information concerning the actions of an officer obtained by the company in the procurement audit being conducted by the CPUC.

(2)            These performance criteria were not adopted pursuant to the performance incentive plan.

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PAY-OUT PERCENTAGES FOR ASUS OPERATIONS OFFICERS

Performance Measure	Target Payout Percentage			Pay-Out Percentage
	Threshold	Target	Maximum	Actual
Adjusted EPS – ASUS	17.5%	40.0%	70.0%	63.1%
SOX Deficiencies – ASUS	2.5%	5.0%	7.5%	7.5%
Economic Value of Redeterminations – ASUS	2.5%	5.0%	7.5%	5.0%
Construction Revenues – ASUS	5.0%	10.0%	17.0%	10.4%
Satisfaction of Customers (SBU) – ASUS	1.5%	3.0%	4.5%	2.3%
Catalog Pricing – ASUS(1)	2.5%	5.0%	7.5%	5.0%
G&A Rate – ASUS(1)	1.0%	2.0%	4.0%	1.0%
Direct Construction Margin(1)	5.0%	10.0%	17.0%	15.8%
Objective Bonus Total	37.5%	80.0%	135.0%	110.0%

(1)            These performance criteria were not adopted pursuant to the performance incentive plan.

The performance criteria for short-term cash incentive awards in 2014 and 2013 were based on similar types of performance criteria. The objective bonus pay-out under short-term cash incentive awards made to Mr. Sprowls and Ms. Tang in 2014 and 2013 was 80.1% and 89.4% of the aggregate target award, respectively. The objective bonus pay-out under short-term cash incentive awards made to Ms. Kruger and Mr. Scanlon in 2014 and 2013 was 68.8% and 92.8% of the aggregate target award. Mr. Cotton was not a named executive officer in 2013 or 2014.

Other Compensation

We have a 401(k) plan under which employees may invest a percentage of their pay, up to a maximum amount prescribed by law. We provide matching contributions for each of our employees who participate in the plan of 100% up to the first 3% of eligible compensation deferred and 50% of the next 3% of eligible compensation deferred. Each of our executive officers is entitled to participate in this plan on the same basis as other employees, subject to the limits imposed by the Internal Revenue Code.

We provide all active full-time employees with medical, dental and vision benefits and life insurance coverage. All employees are required to pay 15% of the company’s premiums for medical, dental and vision benefits, except for certain employees at subsidiaries of ASUS. We pay all premiums for life insurance coverage in the amount of $50,000 for all employees and their families, plus additional benefits if any employee suffers a covered accidental loss resulting in death, dismemberment or paralysis, except for certain employees at subsidiaries of ASUS. We also have employee assistance, an anniversary award for reaching certain years of service and holiday bonus programs. Each of our executive officers is entitled to these benefits on the same basis as other employees.

All active full-time employees at GSWC and ASUS and all active managers and exempt-employees at subsidiaries of ASUS, receive time off with pay for vacation, holiday and sick leave in accordance with company policy. Other employees at ASUS subsidiaries have different benefit packages. Executives receive vacation accrual on the basis of the number of their continuous months of service, with 1 to 60 months of service earning 20 days per year of vacation; 61 to 120 months of continuous service earning 25 days of vacation per year and 121 or more months of continuous service earning 26 days of vacation per year. Executives receive sick leave benefits on the same basis as all other employees. Accrued vacation days that are not used in any year are carried over to the next year, provided that, effective January 1, 2012, the number of accrued and unused vacation days for each employee is subject to a cap equal to the total number of vacation days that such employee can accrue over a two-year period. When an employee reaches the cap, vacation accruals for the employee will cease until vacation days are

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used. When an employee’s accrual rate increases as a result of increased service with the company, the employee’s cap will increase accordingly. All employees are entitled to a cash payment, based on their then current salary, for any accrued, but unused, vacation days upon termination of employment.

Each of our executive officers is entitled to the benefits of a travel insurance policy provided by the company and the use of a company-owned car. Upon termination of employment, each executive is entitled to purchase his or her company-owned car at the wholesale price for such car taking into account the mileage on the car.

Under the company’s relocation policy, the company will reimburse executive officers for covered relocation expenses, subject to specified limits. Under the terms of this policy, an officer is required to reimburse us for any expenses paid by us if the officer resigns or is terminated for misconduct and/or poor performance within 24 months after having commenced work at a new assigned work location. The compensation committee believes that it is appropriate for us to claw back any relocation expenses paid to an officer under these circumstances. No relocation expenses were paid to any named executive officer during the past three years.

Under the terms of a senior executive health examination program, the chief executive officer and each of our senior vice presidents is entitled to be reimbursed up to $2,500 for the costs of an executive physical examination at least once every two years.

Total Compensation

The proportion of salary, bonus and non-equity incentive plan compensation to total compensation set forth in the Summary Compensation Table for Mr. Sprowls, Ms. Tang, Ms. Kruger, Mr. Cotton and Mr. Scanlon was 48.0%, 52.8%, 68.3%, 66.0% and 60.9% of total compensation, respectively. The proportion of equity compensation to total compensation set forth in the Summary Compensation Table for 2015 for Mr. Sprowls, Ms. Tang, Ms. Kruger, Mr. Scanlon and Mr. Cotton was 30.9%, 15.3%, 15.4%, 23.0% and 14.8% of total compensation, respectively. The compensation committee has not adopted any policy regarding the allocation of total compensation among the various components of total compensation.

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What plan-based awards did we make to these executive officers in 2015?

We granted restricted stock units for both time vested and performance based equity awards to each of our named executive officers in 2015 as more particularly described below. We did not grant any options to executive officers in 2015. Each of the named executive officers also received a cash award under our short-term performance incentive plan based upon the satisfaction of certain performance criteria. The amount of this award is reflected in the Summary Compensation Table under the Non-Equity Incentive Compensation column and the award is described in detail under the non-equity incentive compensation section.

GRANTS OF PLAN-BASED AWARDS IN 2015

		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(5)
Name	Grant Date	Threshold (#)(2)	Target (#)(3)	Maximum (#)(4)
Robert J. Sprowls	1/26/15 1/26/15	6,128.0	14,007.0	24,512.5	4,669.0	193,297 579,890
Eva G. Tang	1/26/15 1/26/15	642.3	1,468.0	2,569.0	2,268.0	93,895 60,775
Denise L. Kruger	1/26/15 1/26/15	642.3	1,468.0	2,385.5	1,467.0	60,734 60,775
Jim C. Cotton	1/26/15 1/26/15	840.5	1,921.0	3,842.0	1,281.0	53,033 79,529
Patrick R. Scanlon	1/26/15 1/26/15	501.8	1,147.0	1,864.0	1,147.0	47,486 47,486

(1)            These calculations assume that (i) the number of members of the company’s peer group at the end of the performance period will be eight, (ii) the compensation committee will not make any downward adjustment in the amount of the award following the end of the performance period, and (iii) the executive officer will continue to be employed by or provide service to the company throughout the performance period or will be vested pursuant to the Rule of 75.

(2)            This calculation assumes that the executive officer will achieve the minimum performance level established by the compensation committee for each performance condition set forth in the performance stock award granted to the executive officer in 2015. The performance required to achieve the total shareholder return minimum condition, the aggregate GSWC operating expense level minimum condition, the ASUS cumulative net earnings minimum condition and the ASUS new base acquisition success rate minimum condition in the performance stock awards granted in 2015 is 25%, 50%, 50% and 50% of the target performance level, respectively.

(3)            This calculation assumes that the executive officer will achieve the target performance level established by the compensation committee for each performance condition set forth in the performance stock award granted to the executive officer in 2015.

(4)            This calculation assumes that the executive officer will achieve the maximum performance level established by the compensation committee for each performance condition set forth in the performance stock award granted to the executive officer in 2015. The performance required to achieve the total shareholder return maximum condition, the aggregate GSWC’s water segment operating expense level maximum condition, the ASUS cumulative net earnings maximum condition and ASUS new base acquisition success rate maximum condition is 200%, 150%, 200% and 200% of the target performance level, respectively.

(5)            We provide information regarding the assumptions used to calculate the value of time vested restricted stock units and performance stock granted on January 26, 2015 pursuant to the 2008 plan in Note 12 to our audited financial statements in our Form 10-K for the year ended December 31, 2015.

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Mr. Sprowls and Ms. Tang can earn between 0% to 175.0%, Ms. Kruger and Mr. Scanlon can earn between 0% to 162.5%, and Mr. Cotton can earn between 0% to 200% of the target amount set forth in the 2015 executive’s performance award depending on the company’s performance against the performance goals during the performance period, which consist of the following metrics: 25% of the performance stock awards granted are based on the company’s total shareholder return compared to the total shareholder return of the company’s peer group, referred to as the total shareholder return criteria and 75% of the performance stock awards will be earned based upon the satisfaction of one or more of the following performance conditions: aggregate GSWC’s water segment operating expense level criteria for GSWC operations and administrative officers, ASUS cumulative net earnings for GSWC administrative officers and ASUS officers and ASUS new base acquisition success rate for ASUS officers. The performance period commenced on January 1, 2015 and ends on December 31, 2017. The performance goals for Mr. Sprowls and Ms. Tang are based on the total shareholder return, the aggregate GSWC’s water segment operating expense level and the ASUS cumulative net earnings criteria. The performance stock awards for Ms. Kruger and Mr. Scanlon are based on the total shareholder return criteria and the aggregate GSWC’s water segment operating expense level criteria. The performance goals for Mr. Cotton are based on the total shareholder return, the ASUS cumulative net earnings and the ASUS new base acquisition success rate criteria.

We disclose in the tables set below the performance goals for each of these performance criteria for performance stock awards granted in 2015:

2015 PERFORMANCE TARGETS AND PAYOUT PERCENTAGES FOR TOTAL SHAREHOLDER RETURN(1)

Total Shareholder Return	Payout as a Percentage of Target
≥ 8 members of the Peer Group	200%
≥ 7 members of the Peer Group	175%
≥ 6 members of the Peer Group	150%
≥ 5 members of the Peer Group	125%
≥ 4 members of the Peer Group	100%
≥ 3 members of the Peer Group	75%
≥ 2 members of the Peer Group	50%
≥ 1 member of the Peer Group	25%

(1)            The total shareholder return criteria refer to total shareholder return during the performance period, including the reinvestment of dividends. The peer group for this purpose consists of the following water utilities: American Water Works Company, Inc., Aqua America, Inc., Artesian Resources Corporation, California Water Service Group, Connecticut Water Service, Inc., Middlesex Water Company, SJW Corp. and York Water Company. This table assumes that there will be eight members of the company’s peer group at the end of the performance period. If the stock of any member of the peer group is no longer traded or suspended from trading on the last business day of the performance period, the peer group will not include that member and the payout percentages will be adjusted as provided in the performance stock award agreements.

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2015 PERFORMANCE TARGETS AND PAYOUT PERCENTAGES FOR AGGREGATE GSWC OPERATING EXPENSE LEVEL(1)

Aggregate GSWC Operating Expense Level	Payout as a Percentage of Target
≤$258.6 million	150%
>$258.6 million and ≤$264.6 million	125%
>$264.6 million and ≤$284.4 million	100%
>$284.4 million and ≤$290.4 million	50%
>$290.4 million	0%

(1)            The aggregate GSWC’s water segment operating expense level criteria refers to the cumulative operating expenses of GSWC as reported in the Form 10-Ks filed with the Securities and Exchange Commission for the period beginning January 1, 2015 and ending on the last day of the performance period, as adjusted to remove (i) water supply, depreciation and amortization and maintenance expenses as reported in the Form 10-Ks, (ii) public relations, legal and other professional services expenses of GSWC during the performance period applicable to defending GSWC from condemnation considerations and actions applicable to GSWC, (iii) any costs of defense, costs of settlement and judgments incurred in connection with claims arising from water quality incidences accruing during the performance period which are incurred in connection with claims determined by the compensation committee to be extraordinary events, (iv) write-offs associated with decisions or actions of the CPUC applicable to the financial statements in the performance period for GSWC, and (v) gross-up of certain surcharges authorized by the CPUC to recover previously incurred costs recorded pursuant to generally accepted accounting principles.

2015 PERFORMANCE TARGETS AND PAYOUT PERCENTAGES FOR ASUS CUMULATIVE NET EARNINGS(1)

ASUS Cumulative Net Earnings	Payout as a Percentage of Target
≥$39.4 million	200%
≥$33.4 million and <$39.4 million	150%
≥$24.4 million and <$33.4 million	100%
≥$18.4 million and <$24.4 million	50%
<$18.4 million	0%

(1)            The ASUS cumulative net earnings criteria refer to the cumulative net income of ASUS and its subsidiaries during the performance period.

2015 PERFORMANCE TARGETS AND PAYOUT PERCENTAGES FOR ASUS NEW BASE ACQUISITION SUCCESS RATE(1)

New Base Acquisition Success Rate	Payout as a Percentage of Target
100%	200%
75%	150%
50%	100%
25%	50%
0%	0%

(1)            New base acquisition success rate refers to the percentage that results from dividing (1) the projected net income for 2015-2019 set forth in the target new base acquisition table for the targeted new bases awarded to ASUS during 2015-2017 by (2) the projected net income for 2015-2019 set forth in the targeted new base acquisition table for the targeted new bases awarded to all competitors during 2015-2017, including ASUS.

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What equity awards granted to these executive officers were outstanding at the end of the year?

Each named executive officer had the stock option, restricted stock unit and equity incentive plan awards outstanding at December 31, 2015 described in the table below. Certain of the equity awards made to Ms. Tang and Mr. Scanlon have vested, but are not yet payable. Information regarding the installment payment dates for these awards is provided in the footnotes following this table.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2015

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercis- able(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Rights or Other Rights That Have Not Vested(8)	Equity Incentive Plan Awards; Market or Pay-out Value of Unearned Shares, Units or Rights That Have Not Vested(2)(8)
Robert J. Sprowls	4,342 13,304 30,400 17,038	$19.310 $17.055 $17.285 $16.680	1/1/2017 1/27/2018 1/29/2019 1/31/2020	10,222(3)	$428,813	52,369	$2,196,880
Eva G. Tang	2,204 6,816	$19.310 $16.680	1/1/2017 1/31/2020	(5)	(5)	5,962	$250,106
Denise L. Kruger	—	—	—	4,131(4)	$173,295	5,775	$242,266
Jim C. Cotton	—	—	—	2,759(7)	$115,740	3,891	$163,227
Patrick R. Scanlon	—	—	—	(6)	(6)	4,514	$189,362

(1)            All unexercised options held by the named executive officers are exercisable.

(2)            We determine the market value of restricted stock units and performance stock awards that have not vested by multiplying the number of unvested restricted stock units and unvested performance stock awards outstanding on December 31, 2015 by the closing price of our common shares on December 31, 2015, as reported on The Wall Street Journal website (www.online.wsj.com). The closing price of our common shares on December 31, 2015, as so reported, was $41.95.

(3)            Of this amount, 1,575 restricted stock units vested on January 25, 2016, 1,848 restricted stock units vested on January 26, 2016, 1,694 restricted stock units vested on January 28, 2016, 1,575 restricted stock units will vest on January 25, 2017, 1,905 restricted stock units will vest on January 26, 2017 and the remainder will vest on January 25, 2018.

(4)            Of this amount, 494 restricted stock units vested on January 25, 2016, 924 restricted stock units vested on January 26, 2016, 754 restricted stock units vested on January 28, 2016, 495 restricted stock units will vest on January 25, 2017, 953 restricted stock units will vest on January 26, 2017 and the remainder will vest on January 25, 2018.

(5)            Restricted stock unit awards made to Ms. Tang in the amount of 4,450 shares have vested pursuant to the Rule of 75, but had not yet been paid out.  At December 31, 2015, these awards had a market value of $186,678.

(6)            Restricted stock unit awards made to Mr. Scanlon in the amount of 3,275 shares have vested pursuant to the Rule of 75, but had not yet been paid out. At December 31, 2015, these awards had a market value of $137,386.

(7)            Of this amount, 432 restricted stock units vested on January 25, 2016, 424 restricted stock units vested on January 26, 2016, 588 restricted stock units vested on January 28, 2016, 432 restricted stock units will vest on January 25, 2017, 437 restricted stock units will vest on January 26, 2017 and the remainder will vest on January 25, 2018.

(8)           We assumed for the purpose of this disclosure that each executive officer, other than Mr. Cotton, would earn performance stock awards at the maximum level. The value listed includes dividend equivalent rights granted as of December 31, 2015 on these awards. We assumed that Mr. Cotton would earn performance stock awards at the target level. Although the performance stock awards granted to Ms. Tang and Mr. Scanlon have vested pursuant to the Rule of 75, they have not been earned since the performance conditions have not been met.

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Did any executive officers exercise options or have other stock awards vest in 2015?

Two of our named executive officers exercised stock options in 2015. All of our named executive officers had outstanding awards of restricted stock units vest in 2015. No restricted stock vested in 2015.

OPTION EXERCISES AND STOCK VESTED IN 2015(1)

Name	Option Exercises		Stock Awards
	No. of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	No. of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(1)(2)
Robert J. Sprowls	19,646	$431,214	32,798	$1,346,516
Eva G. Tang	6,400	147,804	10,864(3)	261,442
Denise L. Kruger	—	—	6,911	281,934
Jim C. Cotton	—	—	3,386	139,816
Patrick R. Scanlon	—	—	8,709(4)	221,674

(1)            We determined the value realized on vesting of restricted stock units based on the closing market price of our common shares on the date of vesting as reported on The Wall Street Journal website (www.online.wsj.com).

(2)            Includes performance stock award granted in 2013 which vested in 2015.

(3)            Out of 10,864 shares fully vested in 2015, Ms. Tang acquired 3,337 common shares in January and March of 2015 (all of which had vested in 2013), upon the pay-out of restricted stock units with a market value of $132,379 on the date of acquisition. Ms. Tang is entitled to acquire the remaining 7,527 common shares, which are not yet payable, as a result of the immediate vesting of these common shares under the rule of 75. Ms. Tang acquired 2,197 of these common shares on February 11, 2016 with a market value of $101,930 on the date of acquisition. Ms. Tang also acquired 3,077 of these common shares on March 15, 2016 with a market value of $126,171 on the date of acquisition. Ms. Tang is entitled to acquire the remaining 2,253 common shares, which are not yet payable, as a result of the vesting of these common shares under the Rule of 75. Ms. Tang has the right to acquire 699 common shares within 30 days from January 26, 2017, 765 common shares within 30 days from January 25, 2017 and 789 common shares within 30 days from January 25, 2018 as a result of the previous vesting of 2,253 restricted stock units, the value of which has not yet been realized.

(4)            Out of 8,709 shares fully vested in 2015, Mr. Scanlon acquired 2,834 common shares in January and March of 2015 (all of which had vested in 2013), upon the pay-out of restricted stock units with a market value of $112,591 on the date of acquisition. Mr. Scanlon is entitled to acquire the 5,875 remaining common shares, which are not yet payable, as a result of the vesting of these common shares under the Rule of 75. Mr. Scanlon acquired 1,721 of these common shares on February 11, 2016 with a market value of $79,806 on the date of acquisition. Mr. Scanlon also acquired 2,600 of these common shares on March 15, 2016 with a market value of $106,638 on the date of acquisition. Mr. Scanlon is entitled to acquire the remaining 1,554 common shares, which are not yet payable, as a result of the vesting of these common shares under the Rule of 75. Mr. Scanlon has the right to acquire 768 common shares within 30 days from January 26, 2017, 387 common shares within 30 days from January 25, 2017 and 399 common shares within 30 days from January 25, 2018 as a result of the previous vesting of 1,554 restricted stock units, the value of which has not yet been realized.

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What pension benefits are payable to these executive officers?

We provide information in the table below reflecting the present value of the accumulated retirement benefits provided to each of our named executive officers as of December 31, 2015.

PENSION BENEFITS(1)

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(3)
Robert J. Sprowls(2)	Pension Plan Supplemental Retirement Plan	11 11	$ 545,797 2,691,185
Eva G. Tang(2)	Pension Plan Supplemental Retirement Plan	19 19	1,186,490 1,649,324
Denise L. Kruger	Pension Plan Supplemental Retirement Plan	23 23	979,083 1,347,343
James C. Cotton, III	Pension Plan Supplemental Retirement Plan	7 7	157,226 67,216
Patrick R. Scanlon(2)	Pension Plan Supplemental Retirement Plan	37 37	1,953,005 744,167

(1)          The present value of the accumulated benefit for each of our named executive officers is based on the age when he or she would be eligible to retire with full benefits, which is at 62, except for Mr. Sprowls. The present value of the accumulated benefit is based on the age of 63 and 10 months for Mr. Sprowls. If we had assumed that each of them would retire at age 65, the normal retirement age under each of these plans, the present value of the accumulated benefit under the pension plan would instead be $504,414, $975,669, $806,367, $129,104 and $1,599,071 for Mr. Sprowls, Ms. Tang, Ms. Kruger, Mr. Cotton and Mr. Scanlon, respectively, and the present value of the accumulated benefit under the supplemental retirement plan would be $2,489,155, $1,359,947, $1,112,585, $55,314 and $610,682 for Mr. Sprowls, Ms. Tang, Ms. Kruger, Mr. Cotton and Mr. Scanlon, respectively.

(2)          Mr. Sprowls, Ms. Tang and Mr. Scanlon were eligible to retire with a 33.3%, 23.3% and 19.2% reduction in benefits, respectively, at December 31, 2015. If we had assumed that Mr. Sprowls, Ms. Tang and Mr. Scanlon retired at December 31, 2015, the present value of his or her accumulated benefit for the pension plan would be $518,549, $1,010,951 and $2,013,674 respectively and the present value of his or her accumulated benefit for the supplemental retirement plan would be $2,544,603, $1,403,513 and $764,594, respectively.

(3)          We used the same assumptions to calculate the change in pension value in Note 11 to our audited financial statements in our Form 10-K for the year ended December 31, 2015, except that retirement age is assumed to be the earliest date on which any of the executive officers, may retire under the plan without any benefit reduction due to age. We ignored for the purpose of this calculation what actuaries refer to as pre-retirement decrements.

Each of our named executive officers is a participant in the pension plan. This plan is a defined benefit pension plan available to all eligible employees hired prior to January 1, 2011 who are 21 years or older and have completed 1,000 hours of service in the first year of employment or in any subsequent plan year. The normal retirement benefit is 2% of an employee’s five highest consecutive years’ average earnings multiplied by the number of years of credited service, up to a maximum of 40 years, reduced by a percentage of primary social security benefits. Normal retirement age is 65. An employee must have five years of service in order to receive benefits under this plan. For purposes of this plan, compensation includes an executive’s salary and all other reportable compensation received by the executive, except bonuses, the imputed value of the personal use of company-owned vehicles, unused vacation pay, severance pay and long-term incentive program payments, up to the maximum amount permitted under the Internal Revenue Code (which was $265,000 at January 1, 2016). Any employee hired after December 31, 2010 is eligible for participation in a defined contribution plan.

We also provide each of our named executive officers additional pension benefits under the supplemental retirement plan. Each executive has the right to receive a benefit under the terms of this plan equal to the sum of 2% of compensation for each year of service before 2006 plus 3% of compensation for each year of service after 2005, up to a combined maximum of 60% of compensation, less a percentage of primary social security benefits and amounts payable to the executive under the

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pension plan. For purposes of this plan, compensation includes all compensation included under the pension plan, cash incentive compensation and dividend equivalent rights on options granted prior to 2006. For participants who were employed by the company on January 1, 2006, the benefit is the greater of the benefit under the formula described in the previous sentence or the benefit under the previous formula. Under the previous formula, each executive was entitled to receive a benefit equal to the sum of 2% of compensation for each year of service, up to a maximum of 40 years, less a percentage of primary social security benefits and amounts payable to the executive under the pension plan.

Under the terms of each of the plans, an employee who is eligible may retire and receive benefits at age 55, with a 50% reduction in his or her benefits for early commencement. An employee who retires after age 55 but before age 62 will also receive benefits reduced for early commencement. The amount of the reduction will depend upon the employee’s age at the date payment of his or her benefits begins and whether the sum of his or her age and completed years of service, as of the date of his or her termination, is equal to or greater than 80. An employee who retires at or after age 62 but before age 65 will also receive benefits reduced for early commencement based on his or her age at retirement unless the sum of his or her age and completed years of service, as of the date of his or her termination, is equal to or greater than 80, in which case the employee will be entitled to full, unreduced benefits. Under the terms of the supplemental retirement plan, an employee who is vested will begin receiving benefits within 60 days following the later of separation from service, age 55 or an age over 55 previously elected by the employee, subject to any delay required under Section 409A of the Internal Revenue Code.

We did not make any payments to any named executive officer under either of our pension plans during the last year.

We also provide a Medicare supplement insurance policy for each employee who we hired prior to February 1, 1995 and his or her spouse at or after age 65. Each of our named executive officers has a right to this benefit after reaching age 65, other than Mr. Sprowls, Ms. Tang and Mr. Cotton, who were hired after February 1, 1995.

Do any executive officers participate in a non-qualified deferred compensation plan?

None of our named executive officers are participants in a defined contribution or non-qualified deferred compensation plan, other than our 401(k) Investment Incentive Program, which is a tax-qualified defined contribution plan available to our employees generally, and the supplemental retirement plan described above.

What are the terms of severance arrangements with executive officers?

Each of our named executive officers is entitled to receive benefits under the terms of our pension plan described under “What pension benefits are payable to these executive officers?” and a cash payment for any accrued, but unpaid vacation as described under “How were certain of our executive officers compensated in 2015? – All Other Compensation” following termination of employment.

We do not have any severance arrangements with our named executive officers, other than the change in control agreements described below.

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What are the terms of change in control agreements with executive officers?

We entered into new change in control agreements with each of our executive officers effective January 1, 2015. Each of our executive officers is a party to the new change in control agreements which provide for certain benefits in the event of a change in control of the company if the executive officer’s employment is terminated (other than for cause, death or disability) or the executive terminates employment for good reason within two years following the change in control event. A change in control under these agreements will generally include:

▪	any sale or other change in ownership of substantially all of our assets, unless our business is continued by another entity in which the holders of our voting securities immediately before the sale or other change own more than 70% of the continuing entity’s voting securities immediately after the sale or other change,
▪	any reorganization or merger, unless the holders of our voting securities immediately before the event own more than 70% of the continuing entity’s securities immediately after the reorganization or merger and at least a majority of the members of the board of directors of the surviving entity were members of our board of directors at the time of execution of the agreement or approval by our board of directors,
▪	an acquisition by any person, entity or group acting in concert of more than 50% of our voting securities, unless the holders of our voting securities immediately before the acquisition own more than 70% of the acquirer’s voting securities immediately after the acquisition,
▪	a tender offer or exchange offer by any person, entity or group which results in such person, entity or group owning more than 25% of our voting securities, unless the tender offer is made by the company or any of its subsidiaries or approved by a majority of the members of our board of directors who were in office at the beginning of the 12-month period preceding the commencement of the tender offer, or
▪	a change of one-half or more of the members of our board of directors within a 12-month period, unless at least two-thirds of the directors then still in office at the beginning of the 12-month period approved the election or nomination for election of the new directors.

The company must require any successor to the company to assume all change in control agreements.

Each executive may terminate his or her employment for good reason if after the change in control any of the following occur and the company is unable to remedy the condition within a 20-day cure period:

▪	the executive is assigned duties inconsistent in any respect with the executive’s position, authority, duties or responsibilities (or any diminution thereof) or the executive is not re-appointed to the same position,
▪	the executive’s salary or benefits are reduced (including the elimination of any cash incentive or other cash bonus plan or any equity incentive or other equity-based compensation plan, without providing adequate substitutes, any modification thereof that substantially diminishes the executive’s salary, cash or equity compensation or the substantial diminishment of fringe benefits),
▪	the executive is located at an office that increases the distance from the executive’s home by more than 35 miles, or

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▪	any successor to all or substantially all of the business and/or assets of the company does not assume or agree to perform the change in control agreements.

In addition, all unvested options and restricted stock units (including performance stock awards granted in the form of restricted stock units if the performance conditions have been satisfied) will vest immediately prior to the date on which the executive’s employment is terminated. For each of the executive officers, a change in control will occur under the same circumstances described in his or her change in control agreement.

Under the terms of the change in control agreements, each named executive officer is entitled to an amount equal to 2.99 times the sum of the executive’s annual base salary at the highest rate in effect in any year of the three calendar years immediately preceding the date of termination of employment, including the year in which employment is terminated, plus any payments to be made to the executive pursuant to any cash performance incentive plan with respect to the year of termination of employment, assuming performance at the target level. Under the previous change in control agreements, the amount to be paid pursuant to any cash performance incentive plan was based on the average of payments made to the executive during the previous five years.

Each of the executives is also entitled to be paid (a) a cash lump sum within 10 days of the date of termination of employment of the executive’s base salary and accrued but unpaid vacation pay through such date, and (b) cash at the end of each four month period during the twelve months immediately following the date of termination of employment, an amount equal to the sum of the excess of the accrued benefits under the pension plan and the supplemental retirement plan over the actuarial equivalent of the executive’s vested benefits under the pension plan, such sum divided by three, provided that the executive has not breached his or her one-year non-competition and non-solicitation agreement with the company. Each of these executives is also entitled to coverage under our health and welfare benefit plans for a period of two years after termination of employment (three years for Mr. Sprowls and Ms. Tang).

If it is determined that any amount payable to any executive under a change in control agreement would give rise to an excise tax under Section 4999 of the Internal Revenue Code, then the amount payable to the executive will be reduced to the extent necessary so that no portion of the payments will be subject to the excise tax, provided that such reduction will only be made if it would result in the executive retaining a greater amount of payments on an after-tax basis (after taking into account federal, state and local income and payroll taxes).

If we are unable to deduct any payments we make under a change in control agreement due to the limitations imposed by Section 162(m) of the Internal Revenue Code, we will defer such payments to the extent necessary to enable us to deduct the payments. Each executive will be entitled to interest on any deferred payments at the applicable federal tax rate under the Internal Revenue Code (which changes monthly). Under Section 162(m) of the Internal Revenue Code, we generally may not deduct for federal income tax purposes annual compensation in excess of $1,000,000 paid to any named executive officer in any year in which the named executive officer is an executive officer, unless it qualifies as “performance-based.”

In addition, if we are required to make any payment under a change in control agreement which would be subject to Section 409A of the Internal Revenue Code, we will defer these payments until the later of six months following the date of termination of the executive’s employment and the payment or commencement date specified in the change in control agreement.

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What do we estimate we will pay each of our named executive officers in the event his or her employment is terminated as a result of a change in control?

Assuming that the employment of each of our named executives was terminated on December 31, 2015, a change in control occurred on that date under the change in control agreements and the 2000 and 2008 plans and based on the assumptions set forth in the footnotes below, we estimate that we would have made the following payments to our named executive officers:

CHANGE IN CONTROL BENEFITS(1)

Payments and Benefits	Robert J. Sprowls	Eva G. Tang	Denise L. Kruger	James C. Cotton III	Patrick R. Scanlon
Payments
Base Salary Benefit	$2,033,200	$1,149,954	$1,174,771	$777,400	$901,485
Bonus Benefit	1,219,920	350,736	358,305	272,090	225,371
Pension Plan and Supplemental Retirement Plan Benefits(2)	869,009	539,552	113,479	102,219	241,817
Benefits
Welfare and Fringe Benefits(3)	70,643	69,377	46,584	46,728	32,475
Purchase of Automobile Benefit(4)	3,371	3,589	3,211	2,000	3,287
Restricted Stock Units Benefit(5)	428,813	186,678	173,295	115,740	137,344
Performance Stock Awards(6)	1,720,264	197,135	198,583	101,877	155,282
Total	$6,345,220	$2,497,021(7)	$2,068,228(7)	$1,418,054	$1,697,061(7)

(1)          We have assumed, for purposes of preparing this table, that we make all change in control payments to each continuing named executive officer in July 2016. We have excluded for the purpose of this calculation, amounts paid to each named executive officer for accrued, but unpaid base salary and vacation pay payable within ten days after termination of employment.

(2)          In calculating the single sum actuarial equivalent, we used an interest rate equal to 3.89% and the mortality table named and described in detail in Section A.1 of the pension plan, after reduction, if any, of the benefit using the “Regular Factors” under Section A.4 of the pension plan, and each continuing executive officer’s age at December 31, 2015, less a percentage of primary social security benefits.

(3)          Welfare benefits include (i) 85% of dental, medical and vision insurance premiums paid by the company for each named executive officer, under the insurance plans currently offered by the company, (ii) each named executive officer’s pro rata share of the group term life insurance and accidental death and dismemberment premiums, (iii) reimbursement of health club dues for each named executive officer, up to a maximum of $1,800 a year, and (iv) reimbursement for a health examination for each named executive officer, except Mr. Scanlon, up to a maximum of $2,500 biannually. Welfare benefit amounts were calculated based on these benefits for a period of three years after termination of employment for Mr. Sprowls and Ms. Tang and two years after termination of employment for each of the other named executive officers. We assumed, for the purposes of this table, that each executive officer would be reimbursed up to the maximum amount for health club benefits.

(4)          We estimated the value of this benefit as the difference between (i) the wholesale value of the company car which the named executive officer has the right to purchase at the wholesale value, and (ii) the retail value of the car as shown in a national auto research publication.

(5)          We measured the fair value of restricted stock units which were not converted to shares at December 31, 2015 assuming the price of our common shares on the date of each executive’s termination of employment was $41.95.

(6)          We measured the fair value of 2014 and 2015 performance stock award units which were not converted to shares as of December 31, 2015 assuming the price of our common shares on the date of each executive’s termination of employment was $41.95. Under the terms of the performance stock award agreements, the performance period ends on the date of termination of employment as a result of the change of control and termination of employment, which we assumed to be December 31, 2015, and the performance targets for the aggregate GSWC operating expense and the ASUS cumulative net earnings were reduced to account for the reduction in the number of days in the performance period.

(7)          This executive’s payment will be reduced to the extent necessary so that no portion of such payment will be subject to excise tax under Section 4999 of the Internal Revenue Code, provided that the reduction will result in the executive retaining a greater amount of the payment on an after-tax basis (after taking into account federal, state and local income taxes and payroll taxes).

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PROPOSAL 2: APPROVAL OF 2016 STOCK INCENTIVE PLAN

We will present a proposal to approve the terms of a new stock incentive plan to replace our 2008 plan to become effective on August 15, 2016 if approved by shareholders. We will refer to the new plan as the 2016 plan.

The 2016 plan was approved by our board, subject to shareholder approval, in order to enable the compensation committee to continue to make stock awards to eligible employees in a manner consistent with our current compensation program and to conform the provisions of the 2016 plan to the change in control provisions in the change in control agreements that were executed by the company with each of our executive officers in 2015.  As of March 28, 2016, only 376,988 of our common shares were available for issuance under the 2008 plan assuming that performance awards are earned at the maximum level, less the number of common shares that may be earned pursuant to dividend equivalent rights on restricted stock units and performance awards in the form of restricted stock units granted which have not yet vested. Under the terms of the 2008 plan, each restricted stock unit and performance award granted in the form of restricted stock units reduces the number of shares available for grant under the 2008 plan by 2.45 common shares. Assuming that all performance awards vest at the maximum level and dividend equivalent rights are earned at the current dividend rate on restricted stock units and performance awards granted, but not vested, only 153,873 of our common shares would be available for issuance under the terms of the 2008 plan, if, as has been our practice since 2010, the compensation committee does not make any additional awards in the form of options.

Our board also approved an amendment to the 2008 plan to prohibit the grant of additional awards on or after August 15, 2016. This amendment will only become effective if shareholders approve the principal terms of our 2016 plan.

The 2016 plan will become effective on August 15, 2016, if the 2016 plan is approved by shareholders. If shareholders do not approve the 2016 plan, the compensation committee will continue to grant stock awards under the 2008 plan until March 31, 2018, the date on which the 2008 plan terminates, to the extent that shares are available for issuance under the 2008 plan. In addition, grants of performance awards to participants in the 2008 plan that are currently designed to qualify for the performance-based exception from the tax deductibility provisions of Section 162(m) of the Internal Revenue Code will no longer be entitled to that exception after May 22, 2017.

What are the terms of the 2016 plan?

A summary of the material provisions of the 2016 plan is set forth below. The following general description of certain features of the 2016 plan is qualified in its entirety by reference to the provisions of the 2016 plan set forth in Attachment I. Shareholders who approve the 2016 plan will be deemed, for purposes of Section 162(m) of the Internal Revenue Code, to have approved the material terms of the performance-based awards discussed below.

Purpose

The purpose of the 2016 plan is to provide stock-based incentives as a means of promoting our success by attracting, motivating, rewarding, retaining and aligning the interests of employees (including officers) with those of shareholders generally. To achieve these objectives, the 2016 plan permits the compensation committee to grant awards which may be in the form of stock options, restricted stock, restricted stock units or performance awards to eligible participants, as described below.

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Eligible Employees

Our officers and key employees are generally eligible for awards under the 2016 plan. We may also grant awards to any person who becomes an employee in connection with the acquisition of another entity on terms necessary in connection with outstanding awards issued by the other entity, subject to the terms authorized by the 2016 plan. No awards may be made to non-employee directors under the 2016 plan. Instead, we make stock awards to non-employee directors under the 2013 directors plan. We describe the terms of the 2013 directors plan under the heading, “How did we compensate directors in 2015?”

Administration

The compensation committee administers the 2016 plan and makes all awards under the 2016 plan. The compensation committee has broad authority under the 2016 plan:

▪	to select the participants in the 2016 plan,
▪	to determine the number of shares subject to awards and the terms and conditions of each award, including the price (if any) to be paid for the shares or the award and the date of grant of the award (which may be a designated date after but not before the date of the committee’s action),
▪	to determine the performance periods and performance criteria, as applicable, for any performance awards granted under the 2016 plan,
▪	to permit the recipient of any award to pay the exercise or purchase price of the common shares or award in cash, by the delivery of previously owned common shares or by notice and third party payment,
▪	to amend the terms of an award, to accelerate the receipt or vesting of benefits and to extend benefits under an award, subject to applicable limitations under Section 409A of the Internal Revenue Code,
▪	to determine the fair market value of the common shares underlying an award and/or the manner in which such value will be determined,
▪	to make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award in connection with certain reorganizations or change in control events (as generally described below under the heading, “Change in Control, Acceleration of Awards, Possible Early Termination of Awards”), and
▪	to interpret the 2016 plan and make all determinations and take all other actions as may be necessary or advisable for the administration of the 2016 plan.

In no case, will the compensation committee or the board make an adjustment to a stock option award under the 2016 plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award, unless due to an adjustment to reflect a stock split or similar event or a repricing approved by shareholders.

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Share Limits

The maximum number of our common shares that we may issue or transfer pursuant to awards under the 2016 plan is 1.5 million common shares, plus the number of shares reserved for issuance under the 2008 plan subject to outstanding equity awards at August 15, 2016, including dividend equivalents thereon, reduced by the number of shares that at any time after August 15, 2016 are withheld to satisfy tax obligations under the 2008 plan and the number of shares that at any time after August 15, 2016 are subject to or underlie awards that expire or for any reason are cancelled, terminated or forfeited or fail to vest or for any reason are not paid or delivered under the 2008 plan.

We will count 2.45 shares of restricted stock or common shares for each actual share underlying a restricted stock unit against these share limits in connection with any award of restricted stock or restricted stock unit. For example, if 100 shares underlie a restricted stock award under the 2016 plan, we will charge 245 shares against the share limit with respect to that award.

In addition, we may not:

▪	deliver more than 187,500 common shares in the aggregate pursuant to options granted as incentive stock options under the 2016 plan or grant options to any individual in any calendar year to purchase more than 150,000 of our common shares,
▪	deliver more than 100,000 common shares during any calendar year to any eligible employee upon the vesting of performance awards (including any dividend equivalent rights on such awards), or
▪	grant a performance award payable in cash of more than $3,000,000 during any calendar year to any eligible employee.

Shares subject to awards that are not paid or exercised before they expire or are terminated, shares withheld to satisfy tax withholding obligations, and shares delivered upon payment of the exercise price will not increase the number of shares available for issuance under the 2016 plan.

Types of Awards

The 2016 plan authorizes the grant of awards which may be in the form of stock options, restricted stock, restricted stock units or performance awards. Generally speaking, an option will expire, and any other award will vest or be forfeited, not more than 10 years after the date of grant. The compensation committee will determine the vesting schedule, if any, for each award. The minimum vesting period is one year. The compensation committee may authorize settlement of awards in cash or common shares or other awards, subject to preexisting rights of participants or commitments evidenced by an award agreement.

Transfer Restrictions

Subject to customary exceptions, participants in the 2016 plan may not transfer an award other than by will or the laws of descent and distribution. Generally, only the recipient of the award may exercise the award. The compensation committee may, however, permit certain transfers of an award if the recipient of the award presents satisfactory evidence that the transfer is for estate and/or tax planning purposes to certain related persons or entities for no or only nominal consideration.

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Adjustments

As is customary in incentive plans of this nature, the number and kind of shares available under the 2016 plan and the outstanding awards, as well as exercise or purchase prices and other share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to our shareholders.

Stock Options

An option is the right to purchase our common shares at a future date at a fixed or variable exercise price during a specified term not to exceed 10 years. The compensation committee must designate each option granted as either an incentive stock option or a nonqualified stock option.

The compensation committee will determine the option exercise price at the time of grant, subject to limitations in the 2016 plan. Under the 2016 plan, we may not grant an option with an exercise price that is less than 100% of the fair market value of a common share on the date of grant (110% in the case of an incentive stock option granted to a beneficial holder of more than 10% of the total combined voting power of all classes of our stock). A recipient of a stock option must make full payment for shares purchased on the exercise of an option and must pay any related taxes at the time of exercise, in cash, shares already owned, or other lawful consideration, including payment through authorized third party payment procedures, as permitted by the terms of the award agreement. The company may not repurchase an option once granted without the approval of shareholders.

The right to exercise an option will terminate if the recipient’s employment with us is terminated for cause. The compensation committee may determine the effect of a termination of service for other reasons (including retirement) on the rights and benefits under the option and in doing so may make distinctions based upon the cause of termination.

Restricted Stock Awards

A restricted stock award is an award typically for a fixed number of common shares that are subject to restrictions. The compensation committee will, at the time of award, specify the price, if any, or services the recipient must provide for the shares of restricted stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the common shares. Unless otherwise provided in the applicable award agreement, a restricted stock award will confer voting as well as dividend rights prior to vesting of the restricted stock. If the restricted stock does not vest, the recipient must return the restricted stock to us.

Restricted Stock Unit Awards

A restricted stock unit award is for a fixed number of common shares that will be issued to the recipient upon satisfaction of the vesting requirements (if any) of the award. The compensation committee, will at the time of the award, specify the price, if any, or services the recipient must provide for the issuance of common shares, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions. Unlike an award of restricted stock, the recipient will not have the right to vote the underlying shares. The compensation committee may at the time of the award also grant dividend equivalent rights based on the amount of dividends declared on the underlying common shares between the date of grant and the date on which the

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stock unit award expires (or such earlier date as may be specified in the award agreement). Dividend equivalent rights may be payable in cash or in common shares.

Performance Awards

A performance award is an award of a contractual right to receive common shares or a fixed or variable amount of cash upon the achievement of objective performance goals. The compensation committee will establish the performance periods and the performance objectives for each performance award. The performance period may relate to a single performance period, such as an annual award, or multi-year periods. In no event may any performance period be less than one year. Awards of restricted stock and restricted stock units may also be designed to qualify as performance awards.

The compensation committee will determine the participants who will be granted performance awards, the size, number, amount or value, as applicable, of the performance award and the performance criteria to be satisfied. With respect to awards intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code, the compensation committee must establish the applicable criteria and performance goals no later than 90 days after the commencement of the performance period (or such other date as may be required under Section 162(m) of the Internal Revenue Code).

The compensation committee may, in its discretion, grant performance shares with dividend equivalent rights. Dividend equivalent rights will be payable in cash or common shares at the same time as the performance awards to which they relate and will be contingent upon satisfaction of the same performance criteria underlying the performance award.

The performance criteria used for the purposes of performance awards will be chosen by the compensation committee from and among the following metrics:

▪	earnings per share;

▪	shareholder return, inclusive or exclusive of dividends;

▪	dividend levels;

▪	dividend growth;

▪	operating revenue;

▪	revenues from specific facilities;

▪	net income from operations;

▪	net income;

▪	earnings (before or after interest, taxes, depreciation and/or amortization);

▪	earnings or operating income before or after any of water purchase costs, power purchase costs, administrative expenses or construction costs;

▪	growth in earnings;

▪	return on equity;

▪	return on capital;

▪	return on assets;

▪	economic value added;

▪	cash flow;

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▪	working capital;

▪	cost reduction or other expense control objectives;

▪	satisfaction of any budget objective;

▪	gross or net profit margin;

▪	ratio of total construction revenues less direct and selected indirect construction costs over total construction revenues;

▪	ratio of operations and maintenance revenues less direct and selected indirect operations and maintenance revenues;

▪	ratio of operating earnings to capital spending;

▪	revenue growth;

▪	market share;

▪	market price of our common shares;

▪	credit rating;

▪	safety;

▪	customer satisfaction;

▪	increase in customer base;

▪	customer complaints;

▪	capital expenditures;

▪	capital investments;

▪	control deficiencies, significant deficiencies and material weaknesses under Section 404 of the Sarbanes-Oxley Act of 2002;

▪	improvements in financial controls;

▪	asset transfers from a third party for the contracted services businesses;

▪	supplier diversity;

▪	regulatory or customer service objectives;

▪	compliance with applicable environmental requirements;

▪	attainment of water industry objectives in terms of water quality, service, reliability and/or efficiency;

▪	rate base objectives;

▪	litigation or regulatory resolution goals;

▪	approved rate increases;

▪	construction goals;

▪	application approvals;

▪	negotiated general and administrative rates for any or all operations and maintenance projects, renewal and replacement projects and/or capital upgrade projects for all or any portion of the contracted services business;

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▪	negotiated overhead rates for any or all operations and maintenance projects, renewal and replacement projects and/or capital upgrade projects for all or any portion of the contracted services business;

▪	negotiated pricing for services, labor, materials, equipment and/or subcontractors for all or any portion of the contracted services business;

▪	price redeterminations and/or equitable adjustments for any military privatization project;

▪	employee satisfaction;

▪	winning new contracts for the contracted services business;

▪	conservation;

▪	mergers, acquisitions and divestitures; and

▪	in the case of persons who are not “covered employees” within the meaning of Section 162(m), such other criteria as may be determined by the compensation committee.

Performance criteria may be established on a company-wide basis or with respect to one or more business units or divisions or subsidiaries and may be based upon the relative or comparative attainment of one or more of the performance criteria set forth in the 2016 plan. The adjustments, to the extent applicable, are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the compensation committee. In addition, the compensation committee will adjust any performance criteria or other features of a performance award that relate to or are wholly or partially based on the number of, or the value of, any common shares of the company or any of its subsidiaries, to reflect a change in capitalization, such as a stock split or stock dividend, a corporate transaction, such as a merger, consolidation, separation (including a spin-off or other distribution of stock or property), as the compensation committee may determine.

However, performance awards designed to qualify for the performance-based exception under Section 162(m) of the Internal Revenue Code may not be adjusted, except to the extent permitted to reflect accounting changes or other events and as excluded at the time the performance criteria is established.

At the time that the compensation committee establishes performance criteria or performance targets, the compensation committee may exclude any or all unusual and non-recurring items determined under generally accepted accounting principles, including, without limitation, the charges or costs associated with restructurings of the company or any subsidiary, discontinued operations, other unusual or non-recurring items, the cumulative effect of accounting changes or such other objective factors as the compensation committee may determine. Each applicable performance goal may also be appropriately adjusted for one or more of the following items:

▪	asset impairments or write downs;

▪	litigation judgments or claim settlements and all or any insurance recoveries relating to claims or litigation;

▪	the effect of changes in tax law, accounting principles, CPUC rules and regulations or such laws or provisions affecting reported results;

▪	accruals for reorganization and restructuring programs;

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▪	any unusual and non-recurring items determined for accounting purposes and/or in management’s discussion and analysis of financial condition and results of operations appearing in the company’s annual report to shareholders for the applicable year;

▪	the operations of any business acquired by the company or any affiliate or of any joint venture in which the company or affiliate participates;

▪	the divestiture of one or more business operations or the assets thereof;

▪	the costs incurred in connection with such acquisitions or divestitures;

▪	charges for stock based compensation;

▪	the impact of impairment of tangible or intangible assets;

▪	derivative gains or losses attributable to fixed-price purchase contracts;

▪	the impact of significant adverse market conditions on pension expenses;

▪	the impact of accruals for reorganization or restructuring programs; and

▪	the inclusion or exclusion of one or more memorandum accounts approved by the CPUC.

Shareholders who approve the 2016 plan will be deemed to have approved the foregoing list of performance criteria and adjustments.

Change in Control, Acceleration of Awards, Possible Early Termination of Awards

Upon the occurrence of a change in control event, each option will become immediately exercisable and each restricted stock, restricted stock unit and performance award may immediately vest free of restrictions if the participant’s employment is terminated as a result of a change in control as described below, unless the compensation committee otherwise provides. Under the 2016 plan, a change in control event generally includes:

▪	any sale or other change in ownership of substantially all of our assets, unless our business is continued by another entity in which the holders of our voting securities immediately before the event own more than 70% of the continuing entity’s voting securities,

▪	any reorganization or merger of the company, unless the holders of our voting securities immediately before the event own more than 70% of the continuing entity’s securities and at least a majority of the members of the board of directors of the surviving entity were members of our board of directors at the time of execution of the agreement or approval by our board of directors,

▪	an acquisition by any person, entity or group acting in concert of more than 50% of our voting securities, unless the holders of our voting securities immediately before the event own more than 70% of the acquirer’s voting securities immediately after the acquisition,

▪	a tender offer or exchange offer by any person, entity or group which results in such person, entity or group owning more than 25% of our voting securities, unless the tender offer is approved by a majority of the members of our board of directors who were in office at the beginning of the 12-month period preceding the commencement of the tender offer, or

▪	a change of one-half or more of the members of our board of directors within a 12-month period, unless at least two-thirds of the directors then still in office at the beginning of the 12-month period approved the election or nomination for election of the new directors.

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In certain circumstances, we may terminate awards that are fully accelerated and that are not exercised or settled at or prior to a change in control event, subject to any provisions for assumption, substitution or settlement. If the vesting of an award has been accelerated expressly in anticipation of an event or subject to shareholder approval of an event and the compensation committee or the board later determines that the event will not occur, the compensation committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards. If any participant’s employment is terminated by us upon or within two years following a change in control event, then all outstanding options and other awards that have not previously vested will vest immediately prior to the severance date and, if permitted under Section 409A of the Internal Revenue Code, all restricted stock units and performance awards will become payable upon the severance date (or, to the extent required under Section 409A, upon the date that is six months after the severance date), unless otherwise provided in the award agreement with respect to a change in control event).

Termination of or Changes to the 2016 plan and Awards

The board may amend or terminate the 2016 plan at any time and in any manner, including a manner that increases, within 2016 plan aggregate limits, awards to officers. Under the rules of the New York Stock Exchange, we may not make any material revisions to the 2016 plan without obtaining shareholder approval of the revisions. The compensation committee may not make any new awards under the 2016 plan after August 15, 2026, although the applicable 2016 plan provisions and authority of the compensation committee will continue as to any then outstanding awards, including the authority to amend outstanding options or other awards to the extent permitted by the 2016 plan.

Generally, we may not amend outstanding options and other awards without the consent of the holder if the amendment materially and adversely affects the holder.

Securities Underlying Awards

The closing price of our common shares on March 28, 2016, as set forth on the Wall Street Journal website (www.online.wsj.com), was $38.75 per share.

Non-Exclusive Plan

The 2016 plan does not limit the authority of the compensation committee to grant awards or authorize any other compensation, with or without reference to our common shares, under any other plan or authority. However, under the rules of the New York Stock Exchange, with limited exceptions, we are not permitted to make awards under any equity compensation arrangement which has not been approved by shareholders.

Other Specific Benefits

The grant of awards under the 2016 plan in the future and the nature of any such awards are subject to the compensation committee’s discretion. For information regarding 2015 grants under the 2008 Plan, refer to the “Grants of Plan-Based Awards in 2015” under the heading, “What plan-based awards did we make to these executive officers in 2015?”

What is the federal income tax treatment of awards under the 2016 plan?

The following discussion is based on U.S. income tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2016 plan. A participant may also be subject to state and local income taxes in

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connection with the grant or exercise of awards under the 2016 plan. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Awards

We are generally entitled to deduct, and the participant recognizes taxable income in an amount equal to, the difference between the option price and the fair market value of the shares at the time of exercise of a nonqualified stock option. Performance awards generally are subject to tax at the time of payment and we generally will have a corresponding deduction when the participant recognizes income. Restricted stock and restricted stock units are taxed at the time of vesting, although employees may elect earlier taxation of restricted stock awards and convert future gains to capital gains. We will generally have a corresponding deduction at the time the participant recognizes income.

Under the current tax rules, an employee will generally not recognize ordinary income on receipt or exercise of an incentive stock option so long as he or she has been an employee of the company or its subsidiaries from the date the incentive stock option was granted until three months before the date of exercise. However, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price is an adjustment in computing the employee’s alternative minimum tax in the year of exercise. If the employee holds our common shares received on exercise of the incentive stock option for one year after the date of exercise (and for two years from the date of grant of the incentive stock option), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an incentive stock option and satisfies these holding period requirements, the company may not deduct any amount in connection with the incentive stock option. If an employee exercises an incentive stock option but engages in a “disqualifying disposition” by selling the shares acquired on exercise before the expiration of the one- and two-year holding periods described above, the employee generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the shares on the date of disqualifying disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event, the company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the disqualifying disposition.

If an award is accelerated under the 2016 plan in connection with a change in control (as this term is used under the Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration in excess of average annual base salary if that portion exceeds certain threshold limits under the Internal Revenue Code. Certain related excise taxes also may be triggered. Furthermore, if compensation attributable to awards is not “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code, we may not be permitted to deduct aggregate compensation to certain executive officers to the extent it exceeds $1,000,000 in any tax year.

Section 409A

To the extent that Section 409A of the Internal Revenue Code is applicable, we intend to administer the 2016 plan and any grants made thereunder in a manner consistent with the requirements of Section 409A, and any regulations and other guidance promulgated with respect to Section 409A by the U.S. Department of Treasury or Internal Revenue Service. The compensation committee may permit or

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require a participant to defer receipt of cash or common shares that would otherwise be due to the participant under the 2016 plan or otherwise create a deferred compensation arrangement (as defined in Section 409A of the Internal Revenue Code) in accordance with the terms of the 2016 plan. The deferral of an award under the 2016 plan or compensation otherwise payable to the participant will be set forth in the terms of a deferral agreement or as elected by the participant pursuant to such rules and procedures as the compensation committee may establish. Any such initial deferral election by a participant will designate a time and form of payment and will be made at such time as required by and in accordance with Section 409A. Any deferred compensation arrangement created under the 2016 plan will be distributed at such times as provided in an award agreement or a separate election form and in accordance with Section 409A. No distribution of a deferral will be made pursuant to the 2016 plan if the compensation committee determines that a distribution would (i) violate applicable law; (ii) be nondeductible pursuant to Section 162(m) of the Internal Revenue Code; or (iii) jeopardize the company’s ability to continue as a going concern. In any such case, a distribution will be made at the earliest date at which the compensation committee determines such distribution would not trigger clause (i), (ii) or (iii) above. All awards under the 2016 plan are intended either (i) to be exempt from Section 409A or (ii) to comply with Section 409A, and the compensation committee intends to administer the 2016 plan in a manner consistent with that intent.

What securities have we authorized for issuance under equity compensation plans?

We have made stock awards to our executive officers and managers under the 2000 plan and the 2008 plan. We have also made stock awards to our non-employee directors under the 2003 directors plan and the 2013 directors plan. We provide information regarding the securities which have been issued and which are available for issuance under these plans in the table set forth below as of December 31, 2015. This table does not include any common shares that may be issued under our 401(k) plan.

Future awards under the 2016 plan will be made in the discretion of the compensation committee and are not determinable at this time.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)(3)
Equity compensation plans approved by shareholders	376,609	$17.39	1,712,384
Equity compensation plans not approved by shareholders	—	—	—
Total	376,609	$17.39	1,712,384

(1)          Amount shown in this column consists of 150,606 options outstanding under the 2000 plan and the 2008 plan, 57,260 time-vested restricted stock units outstanding under the 2008 plan (including dividend equivalents thereon with respect to declared dividends) under the 2008 plan, 114,668 performance awards at the maximum level (including dividend equivalents thereon with respect to declared dividends) under the 2008 plan and 54,075 restricted stock units (including dividend equivalents thereon with respect to declared dividends) under the 2013 directors plan.

(2)          Amount shown in this column is for options granted only.

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(3)          Amount shown in this column consists of 198,270 shares available under the 2003 directors plan, 959,622 shares available under the 2013 directors plan and 554,492 shares available under the 2008 plan. The only shares that may be issued under the 2003 directors plan are pursuant to dividend equivalent rights on dividends not yet declared with respect to restricted stock units granted under the 2003 directors plan. No additional stock awards may be made under the 2003 directors plan. On March 24, 2016 the board of directors approved a reduction in the number of shares available for issuance under the 2013 directors plan. As a result of this reduction, only 159,622 shares are available for additional grants under the 2013 directors plan at March 24, 2016. On January 26, 2016, the compensation committee approved additional grants of restricted stock unit awards under the 2008 plan, thereby reducing the number of shares available for issuance under the 2008 plan at March 28, 2016 to 376,988 shares, assuming that the performance awards are earned at the maximum level. No additional stock awards may be granted under the 2000 plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2016 PLAN

PROPOSAL 3:     ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

This proposal to approve the compensation of our named executive officers, commonly referred to as a “say-on-pay” proposal, is provided pursuant to section 14A of the Securities Exchange Act of 1934 and gives our shareholders the opportunity to express their views on the compensation of our named executive officers as described in this proxy statement.  This vote is not binding and is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.  Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the 2016 annual meeting:

RESOLVED, that the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, compensation tables and related material disclosed in this proxy statement, is hereby APPROVED.

Aggregate target total direct compensation of the executive officers of the company increased modestly in 2015. Actual aggregate total direct compensation of the executive officers of the company (using 2015 salaries, bonuses and the value of 2015 equity grants) was slightly below the market median determined by Pearl Meyer based on 2015 proxy statement information for members of the peer group approved by the compensation committee, blended with data obtained by Pearl Meyer from four industry surveys, and target annual bonuses for the peer group.

Based upon an assessment of the realizable direct compensation of our CEO compared to CEOs in our peer group, our CEO’s realizable compensation rank was below the percentile rank of our performance based upon total shareholder return (including reinvested dividends), indicating a strong correlation between realizable compensation and performance.  The compensation committee believes this demonstrates an appropriate alignment between our compensation program outcomes and company performance.  Further information regarding this assessment is provided under “Compensation Discussion and Analysis - Alignment of CEO Pay with Performance.”

In recent years, the compensation committee has made an increasing percentage of the total compensation of an executive officer in the form of equity awards. Shareholders approved an amendment to our 2008 plan in 2012 to permit the grant of performance stock awards to our executive officers. The first performance stock awards were granted to all executive officers in 2013. Approximately 75%, 39%, 50%, 60% and 50% of the value of all stock awards made to Mr. Sprowls, Ms. Tang, Ms. Kruger, Mr. Cotton and Mr. Scanlon, respectively, in 2015 were dependent upon the satisfaction of performance

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criteria over a three-year performance period. The remainder of the stock awards were time vesting awards over a three-year period. The compensation committee increased the amount of time vesting awards made to the chief financial officer in 2015 as additional compensation for work on a special project in 2014.

Approximately 97.1% of the votes cast for or against our “say-on-pay” proposal in 2015 were cast in favor of the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and related materials disclosed in our 2015 proxy statement, which is an increase in the favorable vote over the vote in 2014. Abstentions were not counted as a vote either for or against this proposal.

Our shareholders approved an extension of our short-term cash incentive program for an additional five years at our annual meeting in 2015. They also approved revisions to the performance criteria in the plan and an increase in the maximum bonus amount that could be paid to a participant in any calendar year.

We amended our 2000 plan, 2008 plan and 2013 directors plan in 2015 to permit participants to exercise options for less than 100 shares in order to enable participants to exercise options because some brokers have refused to permit option exercises with minimum limits. We also made a change to the plan year in our 401(k) plan in 2015 to match the plan year in our pension plan. No other changes were made to any of our compensation plans in 2015. In 2016, we approved:

▪	a reduction in the number of shares available for issuance under the 2013 directors plan based upon a determination by the compensation committee that the number of shares available for issuance under this plan was higher than needed for purposes of the plan,

▪	termination of our 2008 plan, subject to shareholder approval of the 2016 plan, and

▪	certain clarifying amendments to the change in control provisions of the 2008 plan.

This “say-on-pay” vote is advisory, and therefore not binding on us, the compensation committee or the board.  However, the board and the compensation committee intend to review the voting results and will seek to determine the causes of a negative vote, if significant.  Shareholders who wish to communicate with the board of directors or management regarding our executive compensation program or other matters may do so in the manner described under “Governance of the Company- What is the process for shareholders and other interested persons to send communications to our board?”  We also intend to include an advisory “say-on-pay” vote in our proxy statement annually, until we hold another advisory vote on the frequency of our “say-on-pay” votes, since this is the preference expressed by a majority of the votes cast on our “say-on-pay” frequency vote at our 2011 annual meeting.

If no voting specification is made on a properly returned or voted proxy card, the named proxies will vote “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 4:     RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit and finance committee has appointed PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for the year ended December 31, 2016, subject to reconsideration if our shareholders do not ratify this appointment.

PwC has served as our registered public accounting firm since 2002 and reports directly to the audit and finance committee. In determining whether to reappoint PwC as our registered public accounting firm in 2015, the audit and finance committee considered a number of factors, including:

▪	the quality of its discussions with and the performance of the lead audit partner and the audit team assigned to our account;

▪	the potential impact of changing our registered public accounting firm;

▪	the overall strength and reputation of the firm based upon, among other things, PwC’s most recent Public Company Accounting Oversight Board inspection report and the results of “peer review” and self-review examinations;

▪	the results of management’s and the audit and finance committee’s annual evaluations of the qualifications, performance and independence of PwC;

▪	PwC’s independence program and its processes for maintaining independence; and

▪	the appropriateness of PwC’s fees on an absolute basis and as compared to its peer firms.

We expect representatives of PwC to attend the 2016 annual meeting. They will have an opportunity to make a statement at the 2016 annual meeting, if they desire to do so. They will also be available to respond to appropriate questions from you if you attend the 2016 annual meeting.

What are the audit and finance committee’s pre-approval policies and procedures?

The audit and finance committee has adopted a policy statement regarding the approval of audit, audit-related, tax and other services provided by our registered public accounting firm. This policy statement specifies guidelines and procedures we will use to assist us in maintaining the independence of our registered public accounting firm and complying with Sections 201 and 202 of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated by the SEC. The audit and finance committee administers this policy statement. The policy statement established the four categories of permitted services described below, the reporting procedure for each category of permitted services, prohibited services and the pre-approval process we use for each category of permitted service.

The audit and finance committee has reviewed the advisability and acceptability of utilizing our external auditor, PwC, for non-audit services. In reviewing this matter, the committee focused on the ability of our external auditor to maintain its independence. Based on input from management and the committee’s review of procedures established by PwC, the committee finds that it is both advisable and acceptable to employ our external auditor for certain limited non-audit services from time-to-time.

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Principal Accounting Fees and Services

The aggregate fees billed or fees we expect to be billed to us by PwC for the years ended December 31, 2015 and 2014 are as follows:

Type of Fee	2015	2014
Audit Fees	$1,331,204	$1,397,273
Tax Fees	42,282	56,565
All Other Fees	—	92,628
Total	$1,373,486	$1,546,466

Audit Fees

Audit fees represent the aggregate fees billed, or fees we expect to be billed, for professional services rendered in connection with the audit of our annual financial statements (including the audit of internal control over financial reporting), a review of our financial statements included in our Form 10-Qs filed with the SEC, audits of the company’s subsidiaries and other services normally provided by our accountants in connection with statutory or regulatory filings and engagements. The audit fees also include out-of-pocket expenses incurred in providing audit services.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed, or fees we expect to be billed, for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not included in audit fees. On a quarterly basis, the audit and finance committee pre-approves a specific quarterly limit on the amount of audit-related fees for non-audit services. Management is also required to report the specific engagements to the committee and obtain specific pre-approval from the committee. We did not incur any audit-related fees in 2014 or 2015.

Tax Fees

Tax fees represent the aggregate fees billed, or fees we expect to be billed, for professional services for tax compliance, tax advice and tax planning, including tax return review, review of tax laws and regulations and cases and other support in connection with complying with federal and state tax reporting and payment requirements. All tax fees have been pre-approved by the audit and finance committee.

All Other Fees

All other fees represent aggregate fees billed for professional services rendered in 2014 in connection with the due diligence work related to a special project.  The incurrence of these fees was pre-approved by the audit and finance committee. We did not incur any fees of this type in 2015.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER MATTERS

Our management knows of no business, other than that mentioned above, to be transacted at the 2016 annual meeting. Unless otherwise instructed, the named proxies intend to vote in accordance with their judgment on any other matter that may properly come before the 2016 annual meeting.

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OBTAINING ADDITIONAL INFORMATION FROM US

This proxy statement incorporates by reference certain information from our financial statement footnotes in our Form 10-K for the year ended December 31, 2015. We undertake, on written or oral request, to provide you (or a beneficial owner of our securities entitled to vote), without charge, a copy of our annual report on Form 10-K for the year ended December 31, 2015 as filed with the SEC, including our financial statements and schedules. You should address your requests to the corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773, telephone number 909-394-3600.

Unless we have been instructed otherwise, shareholders sharing the same address are receiving, as applicable, Notices in a single envelope or only one copy of our proxy statement. If we are sending a Notice, the envelope contains a unique control number that each shareholder may use to access our proxy materials and vote. If we are mailing a paper copy of our proxy materials, each shareholder at the shared address receives a separate proxy card. We will however, deliver promptly a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered, upon written or oral request. You may direct this request to us at the address or telephone number listed above. If you share an address with another shareholder and wish to receive a single copy of this proxy statement, instead of multiple copies, you may direct this request to us at the address or telephone number listed above.

If you received our proxy materials in the U.S. mail and would like to reduce the costs incurred by us in mailing proxy materials to you, you can consent to receiving future proxy materials, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions on your proxy card to vote by using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

You may visit our website at http://www.aswater.com to view the charters of our audit and finance committee, nominating and governance committee and compensation committee. We also provide a copy of our code of conduct and guidelines on significant governance issues on this website. You can find this information on our website by clicking on “Investors” and then clicking on “Governance.”

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ATTACHMENT I

American States Water Company

2016 STOCK INCENTIVE PLAN

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ii

AMERICAN STATES WATER COMPANY

2016 SToCK INCENTIVE PLAN

1.     THE PLAN

1.1           Purpose.

The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company. Capitalized terms are defined in Article 6.

1.2          Administration and Authorization; Power and Procedure.

(a)          Committee. This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members. With respect to Awards intended to satisfy the requirements of performance-based compensation under Section 162(m) of the Code, this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

(b)          Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

(i)          to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Employees who will receive an Award;

(ii)         to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-

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based schedules), or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

(iii)        to approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

(iv)        to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the Awards granted under this Plan;

(v)         to cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 5.6;

(vi)        to accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding Awards (in the case of Options, within the original term of such Awards under Section 1.6), subject to Section 5.3;

(vii)       to adjust the number of shares of Common Stock subject to any Award, adjust the price of any or all outstanding Awards or otherwise previously imposed terms and conditions, in such circumstances as the Committee may deem appropriate, in each case subject to Sections 1.4 and 5.6, and provided that in no case (except due to an adjustment contemplated by Section 5.2 or any repricing that may be approved by shareholders) shall such an adjustment constitute a repricing (by amendment, substitution, cancellation and regrant, exchange or other means) of the per share exercise or base price of any Option;

(viii)      to determine the date of grant of an Award, which may be a designated date after but not before the date of the Committee’s action (unless otherwise designated by the Committee, the date of grant of an Award shall be the date upon which the Committee took the action granting the Award);

(ix)         to determine whether, and the extent to which, adjustments are required pursuant to Section 5.2 hereof and authorize the termination, conversion, substitution or succession of Awards upon the occurrence of an event of the type described in Section 5.2;

(x)          to determine the Fair Market Value of the Common Stock of Awards under this Plan from time to time and/or the manner in which such value will be determined; and

(xi)         to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

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(c)          Binding Determinations/Liability Limitation. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

(d)          Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e)          Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or to third parties.

1.3          Participation.

Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

1.4          Shares Available for Awards; Share Limits.

(a)          Shares Available. Subject to the provisions of Section 5.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

(b)          Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Employees under this Plan (the “Share Limit”) is equal to the sum of the following: (i) 1,500,000 shares of Common Stock, plus (ii) the number of shares of Common Stock reserved for purposes of the Corporation’s 2008 Stock Incentive Plan (the “2008 Plan”) on August 15, 2016 that are in excess of the number of shares of Common Stock then subject to outstanding awards grants under the 2008 Plan reduced by the number of shares that at any time after August 15, 2016 are withheld to satisfy tax withholding obligations under the 2008 Plan and the number of shares that at any time after August 15, 2016 are subject to or underlie awards that expire or for any reason are cancelled, terminated, or forfeited, or fail to vest or for any other reason are not paid or delivered under the 2008 Plan. Shares issued in respect of

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any “Full-Value Award” granted under this Plan shall be counted against the foregoing Share Limit as 2.45 shares for every one share actually issued in connection with such Award. (For example, if an Award of 100 Restricted Stock shares is granted under this Plan, 245 shares shall be charged against the Share Limit in connection with that Award.) For this purpose, a “Full-Value Award” means any Award under this Plan that is not an Option. The following limits also apply with respect to Awards granted under this Plan:

(i)          The maximum number of shares of Common Stock that may be delivered pursuant to Options qualified as Incentive Stock Options granted under this Plan is 187,500 shares.

(ii)         The maximum number of shares of Common Stock subject to those Options that are granted during any calendar year to any individual under this Plan is 150,000 shares.

(c)          Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall not be available for subsequent Awards under the Plan. Shares that are withheld by the Corporation to satisfy the tax withholding obligations related to the Award shall not be available for subsequent Awards under this Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5          Grant of Awards.

Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award and the price (if any) to be paid for the shares or the Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

1.6          Award Period.

Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options not later than ten (10) years after the Award Date. Notwithstanding any contrary provision herein, if, on the date an outstanding Option would expire, the exercise of the Option, would violate applicable securities laws or any insider trading policy maintained by the Company from time to time, the expiration date

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applicable to the Option will be extended, except to the extent such extension would violate Section 409A, to a date that is thirty (30) calendar days after the date the exercise of the Option would no longer violate applicable securities laws or any such insider trading policy.

1.7          Limitations on Exercise and Vesting of Awards.

(a)          Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least one year after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

(b)          Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.

(c)          Fractional Shares. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

1.8          No Transferability; Limited Exception to Transfer Restrictions.

(a)          Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

(b)          Exceptions. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant’s immediate family, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family, pursuant to such conditions and procedures as the Committee may establish in writing. Any permitted transfer shall be (i) subject to compliance with applicable federal and state securities laws and (ii) subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee). Notwithstanding the foregoing or anything to the contrary in Section 1.8(c), Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

(c)          Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

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(i)          transfers to the Corporation,

(ii)         the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(iii)        subject to applicable limits on Incentive Stock Options, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Committee,

(iv)        if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(v)         the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2.     OPTIONS.

2.1          Grants.

One or more Options may be granted under this Article to any Eligible Employee. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Non-Qualified Stock Option. No Option once granted may be repurchased by the Company without the approval of shareholders.

2.2          Option Price.

(a)          Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but shall not be less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

(b)          Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of

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delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

2.3          Limitations on Grant and Terms of Incentive Stock Options.

(a)          $100,000 Limit. To the extent that the aggregate “Fair Market Value” of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the “Fair Market Value” of the stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

(b)          Option Period. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

(c)          Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.4          Limits on 10% Holders

No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

3.     RESTRICTED STOCK AWARDS.

3.1          Grants.

The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which

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and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than one year after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions (“Restricted Shares”) shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may be required to enforce the restrictions.

3.2          Restrictions.

(a)          Pre-Vesting Restraints. Except as provided in Section 3.1 and 1.8, Restricted Shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

(b)          Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

(c)          Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any Restricted Shares which cease to be eligible for vesting.

3.3          Return to the Corporation.

Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions on vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

4.     STOCK UNIT AWARDS

4.1          Grants.

The Committee may, in its discretion, (a) authorize and grant to any Eligible Employee a Stock Unit Award, (b) credit to any Eligible Employee Stock Units, (c)

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permit an Eligible Employee to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or (d) grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable Award Agreement and any relevant Company bonus, performance or other service or deferred compensation plan, in form substantially as approved by the Committee, in each case subject to compliance with Section 409A of the Code.

4.2          Payouts.

Subject to compliance with Section 409A of the Code, the Committee in the applicable Stock Unit Award Agreement or other Award Agreement or the relevant Company deferred compensation plan may permit the Eligible Employee to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

4.3           Non-Transferability.

Rights in respect of Stock Unit Awards may not be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of or encumbered, either voluntarily or involuntarily, other than by will or the laws of descent or distribution.

4.4           Dividend Equivalent Rights.

In its discretion, the Committee may grant to any Eligible Employee “Dividend Equivalent Rights” concurrently with the grant of any Stock Unit Award, on such terms as set forth by the Committee in the Stock Unit Agreement or other applicable Award Agreement. Dividend Equivalent Rights shall be based on all or part of the amount of dividends declared on shares of Common Stock and shall be credited as of dividend payment dates, during the period between the date of grant (or such later date as the Committee may set in the Award Agreement) and the date the Stock Unit Award expires (or such earlier date as the Committee may set in the Award Agreement), as determined by the Committee. Dividend Equivalent Rights shall be payable in cash or shares at the same time as the Stock Units to which they relate, and may be subject to such conditions, as may be determined by the Committee.

4.5           Cancellation of Restricted Stock Units.

Unless the Committee otherwise expressly provides, Restricted Stock Units that remain subject to conditions to vesting at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be cancelled, unless the Committee otherwise provides in or by amendment to the applicable terms of

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the Award.

4A.         PERFORMANCE AWARDS.

4A.1       Generally.

The Committee shall have the authority to determine (i) the Participants who shall receive Performance Awards, (ii) the size, number, amount or value, as applicable, of Performance Awards, and (iii) the Performance Criteria applicable in respect of such Performance Awards for each Performance Period. The Committee shall determine the duration of each Performance Period (which may differ from each other), and there may be more than one Performance Period in existence at any one time as to any Participant or all or any class of Participants. Each grant of Performance Awards shall be evidenced by an Award Agreement that shall specify the Performance Criteria applicable thereto and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.

4A.2       Earning of Performance Awards.

The grant and/or vesting of Performance Awards shall be contingent, in whole or in part, upon the attainment of specified Performance Criteria or the occurrence of any event or events involving a Change in Control Event, death or Total Disability, as the Committee shall determine either at or after the Award Date. In addition to the achievement of the specified Performance Criteria, the Committee may, at the grant date, condition earning of Performance Awards on the Participant completing a minimum period of service following the Award Date or on such other conditions as the Committee shall specify.

4A.3       Performance Criteria.

At the discretion of the Committee, Performance Criteria may be based upon the relative or comparative attainment of one or more of the following criteria during a Performance Period, whether in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies: earnings per share; shareholder return, inclusive or exclusive of dividends; dividend levels; dividend growth; operating revenue; revenues from specific facilities; net income from operations; net income; earnings (before or after interest, taxes, depreciation and/or amortization); earnings or operating income before or after any of water purchase costs, power purchase costs, administrative expenses or construction costs; growth in earnings; return on equity; return on capital; return on assets; economic value added; cash flow; working capital; cost reduction or other expense control objectives; satisfaction of any budget objective; gross or net profit margin; ratio of total construction revenues less direct and selected indirect construction costs over total construction revenues; ratio of operations and maintenance revenues less direct and selected indirect operations and maintenance revenues; ratio of operating earnings to capital spending; revenue growth; market share; market price of Common Stock; credit rating; safety; customer satisfaction, increase in customer base; customer complaints;

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capital expenditures; capital investments; control deficiencies, significant deficiencies and material weaknesses under Section 404 of the Sarbanes-Oxley Act of 2002; improvements in financial controls; asset transfers from a third party for the contracted services businesses; supplier diversity; regulatory or customer service objectives; compliance with applicable environmental requirements; attainment of water industry objectives in terms of water quality, service, reliability and/or efficiency; rate base objectives; litigation or regulatory resolution goals; approved rate increases; construction goals; application approvals; negotiated general and administrative rates for any or all operations and maintenance projects, renewal and replacement projects and/or capital upgrade projects for all or any portion of the contracted services business; negotiated overhead rates for any or all operations and maintenance projects, renewal and replacement projects and/or capital upgrade projects for all or any portion of the contracted services business; negotiated pricing for services, labor, materials, equipment and/or subcontractors for all or any portion of the contracted services business; price redeterminations and/or equitable adjustments for any military privatization project; employee satisfaction; winning new contracts for the contracted services business; conservation; and mergers, acquisitions and divestitures; and, in the case of persons who are not Executive Officers, such other criteria as may be determined by the Committee. Performance Criteria may be established on a Company-wide basis or with respect to one or more business units or divisions or Subsidiaries.

At the time the Committee establishes Performance Criteria for a Performance Period, the Committee may exclude any or all unusual and non-recurring items determined under U.S. generally accepted accounting principles, including, without limitation, the charges or costs associated with restructurings of the Company or any Subsidiary, discontinued operations, other unusual or non-recurring items, the cumulative effects of accounting changes or such other objective factors as the Committee deems appropriate. Unless otherwise explicitly stated by the Committee at the time Performance Criteria are established, each applicable performance goal shall be appropriately adjusted for one or more of the following items: (a) asset impairments or write downs; (b) litigation judgments or claim settlements and all or any insurance recoveries relating to claims or litigation; (c) the effect of changes in tax law, accounting principles, California Public Utilities Commission rules and regulations or such laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any unusual and non-recurring items determined for accounting purposes and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) the operations of any business acquired by the Company or any affiliate or of any joint venture in which the Company or affiliate participates; (g) the divestiture of one or more business operations or the assets thereof; or (h) the costs incurred in connection with such acquisitions or divestitures; (i) charges for stock based compensation; (j) the impact of impairment of tangible or intangible assets; (k) derivative gains or losses attributable to fixed-price purchase contracts; (l) the impact of significant adverse market conditions on pension expenses; (m) the impact of accruals for reorganization or restructuring programs; (n) the inclusion or exclusion of one or more memorandum accounts approved by the California Public Utilities Commission.

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Except in the case of Awards to Executive Officers intended to be ‘performance-based compensation under Section 162(m)(4) of the Code, the Committee may at any time adjust the Performance Criteria for any Performance Period as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

The adjustments, to the extent applicable, are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee. In addition to the foregoing, the Committee shall adjust any Performance Criteria or other features of a Performance Award that relate to or are wholly or partially based on the number of, or the value of, any shares of common stock of the Company or any of its subsidiaries, to reflect a change in capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, separation (including a spin-off or other distribution of stock or property) or a reorganization.

4A.4       Performance Awards and Code Section 162(m).

The provisions of this Section 4A.4 shall apply with respect to any Performance Award that is intended to be ‘performance-based compensation’ under Section 162(m)(4) of the Code.

(a)          Establishment of Performance Criteria. The Committee shall establish the Performance Criteria for the applicable Performance Period no later than the 90th day after the Performance Period begins (or by such other date as may be required under Section 162(m) of the Code) but in any event at a time when achievement of the Performance Criteria is substantially uncertain. The Committee may not in any event increase the amount of compensation payable to an Executive Officer upon attainment of the Performance Criteria above the maximum amount approved by the Committee at the time the Performance Criteria is established.

(b)          Certification of Attainment of Performance Criteria. As soon as practicable after the end of a Performance Period and prior to any payment in respect of such Performance Period, the Committee shall certify in writing the amount, number or value, as applicable, of the Performance Awards that have been earned on the basis of performance in relation to the established Performance Criteria.

(c)          Maximum Performance Award. The maximum number of shares of Common Stock subject to Performance Awards that are granted during any calendar year to any individual under the Plan is 100,000, or if a Performance Award is measured in cash, the maximum dollar amount granted during any calendar year to any individual under shall not exceed $3,000,000.

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4A.5       Payment of Awards.

Earned Performance Awards shall be distributed to the Participant or, if the Participant has died, to the Participant’s Designated Beneficiary as soon as practicable after the expiration of the Performance Period and the Committee’s certification under Section 4A.4(b) above, provided that, unless the payment of a Performance Award has been deferred in accordance with Section 409A of the Code, distributions of a Performance Award shall be made no later than March 15 of the year following the year in which the amount is earned.

4A.6       Newly Eligible Participants.

Notwithstanding anything in this Section 4A to the contrary, the Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Awards after the commencement of a Performance Period, except as would cause a Performance Award intended to qualify as ‘performance based compensation’ under Section 162(m) of the Code to fail to do so.

4A.7       Dividend Equivalent Rights.

In its discretion, the Committee may grant to any Participant Dividend Equivalent Rights concurrently with the grant of any Performance Award on such terms as set forth by the Committee in the applicable Award Agreement. Dividend Equivalent Rights shall be based in all or part of the amount of dividends declared on the shares of Common Stock and shall be credited as of dividend payment dates, during the date between the date of grant (or such later date as the Committee may set forth in the Award Agreement) and the date that the Performance Award expires (or such earlier date as the Committee may set in the Award Agreement) as determined by the Committee. Notwithstanding any provision of the Plan to the contrary, any Dividend Equivalent Rights granted with respect to a Performance Award shall vest upon the same conditions (including Performance Criteria) that apply to the underlying Performance Award. Any Dividend Equivalent Right shall be subject to the terms set forth in the Award Agreement and this Section 4A. Dividend Equivalent Rights shall be payable in cash or shares at the same time as the Performance Awards to which they relate, and shall be included as shares of Common Stock or cash, as applicable, for purposes of the limitations set forth in Section 4A.4(c) above.

5.     OTHER PROVISIONS

5.1          Rights of Eligible Employees, Participants and Beneficiaries.

(a)      Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

(b)      No Employment Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Employee or

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Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

(c)     Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.2         Adjustments; Acceleration

(a)         Adjustments.

(i)     Upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock, then the Committee shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding Awards, (3) the grant, purchase or exercise price of any outstanding Awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then-outstanding Awards.

Unless otherwise expressly provided in the applicable Award Agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially

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all of the business or assets of the Corporation as an entirety, the Committee shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based Awards to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then-outstanding performance-based Awards.

It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting requirements (so as to not trigger any charge to earnings with respect to such adjustment).

Without limiting the generality of Section 1.2, any good faith determination by the Committee as to whether an adjustment is required under the circumstances pursuant to this Section 5.2(a)(1), and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

(ii)    Corporate Transactions-Assumption or Termination of Awards. Upon the occurrence of any of the following: any merger, combination, consolidation, or other reorganization; any exchange of Common Stock or other securities of the Corporation; a sale of all or substantially all the business, stock or assets of the Corporation; a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Committee may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. In the event any Option is underwater at the time of such event or if the Committee determines that an Award cannot reasonably become vested pursuant to its terms, such Options or Awards shall terminate and be cancelled without any payment to the Participant.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the Award.

In any of the events referred to in this Section 5.2(a)(2), the Committee may take such action contemplated by this Section 5.2(a)(2) prior to such event (as opposed to on the occurrence of such event) to the extent that the Committee deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares.

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Without limiting the generality of Section 1.2, any good faith determination by the Committee pursuant to this Section 5.2(a)(2) shall be conclusive and binding on all persons.

(b)     Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Section 5.2(c) but is not exercised prior to (1) a dissolution of the Company, or (2) an event described in Section 5.2(a) that the Company does not survive, or (3) the consummation of an event described in Section 5.2(a) involving a Change in Control Event approved by the Board, such Option or right shall terminate, subject to any provision that has been expressly made by the Board or the Committee, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other settlement of such Option or right.

(c)     Acceleration Upon Termination of Service Following a Change in Control. If any Participant’s employment is terminated by the Company upon or within two years after a Change in Control Event, and the termination is not the result of death, Total Disability, Retirement, a termination for Cause or a resignation by the Participant for Good Reason, then, subject to the other provisions of this Section 5.2 (including without limitation Section 5.2(b) and Section 5.4), all outstanding Options and other Awards held by the Participant shall be deemed fully vested immediately prior to the Severance Date and Stock Units shall become payable upon such Severance Date (or, to the extent applicable under Section 409A, upon the date that is six months after such Severance Date), unless the Award Agreement specifies a different result in the case of a Change in Control Event. Notwithstanding the foregoing, an Award shall not be accelerated and/or become payable pursuant to this Section 5.2(c) to the extent that such acceleration and/or payment would cause the holder of such Award to be subject to additional tax under Section 409A of the Code with respect to such Award.

(d)     Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon shareholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

5.3          Effect of Termination of Service on Awards

(a)     General. The Committee shall establish the effect of a termination of employment on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon the cause of termination.

(b)     Options - Resignation or Dismissal. If the Participant’s employment by the Company terminates for any reason (the date of such termination being referred to as the “Severance Date”) other than Retirement, Total Disability or death, or for Cause (as determined in the discretion of the Committee), the Participant shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 5.2, three months after the Severance Date to

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exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination for Cause, the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate.

 (c)      Options - Death or Disability. If the Participant’s employment by the Company terminates as a result of Total Disability or death, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 5.2, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date shall terminate.

 (d)     Options - Retirement. If the Participant’s employment by the Company terminates as a result of Retirement, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 5.2, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.

 (e)     Events Not Deemed Terminations of Service. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company shall be suspended, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

(f)      Effect of Change of Subsidiary Status. For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each Eligible Employee in respect of the Subsidiary who does not continue as an Eligible Employee in respect of another entity within the Company.

(g)     Committee Discretion. Notwithstanding the foregoing provisions of this Section 5.3, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for Cause, the Committee may, in its discretion, increase the portion of the Participant’s Option available to the Participant, or Participant’s Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement; provided, however, that in no event shall any such extension of the exercisability period extend such period beyond the earlier of the following dates: (i) the

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latest date the Option could have expired by its original terms or (ii) the 10th anniversary of the Award Date.

5.4          Compliance with Laws.

This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

5.5          Tax Matters.

(a)     Provision for Tax Withholding or Offset. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 5.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their Fair Market Value, necessary to satisfy such minimum withholding obligation, determined in each case as of the trading day next preceding the applicable date of exercise, vesting or payment. In no event shall shares be withheld in excess of the minimum whole number required for tax withholding under applicable law, unless the Company determines that an amount greater than the minimum withholding obligation would not result in adverse accounting consequences.

(b)     Compliance with Code Sections 162(m) and 409A. Awards that are intended to comply with the performance-based exception will comply with the requirements of Code Section 162(m), unless the Committee determines that such compliance is not desired with respect to an Award available for grant under the Plan. In addition, if changes are made to Code Section 162(m) to permit greater flexibility as to any Award available under the Plan, the Committee may make any adjustments it deems appropriate. The Plan and Awards, and all amounts payable with respect to Awards, are intended to comply with, or be exempt from, Code Section 409A and the interpretative

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guidance thereunder and shall be construed, interpreted and administered accordingly. If an unintentional operational failure occurs with respect to Code Section 409A, any affected Participant or beneficiary shall fully cooperate with the Company to correct the failure to the extent possible in accordance with any correction procedure established by the U.S. Department of the Treasury. If a Participant is a “specified employee” (as such term is defined for purposes of Code Section 409A at the time of his or her separation from service, no amount that is subject to Code Section 409A and that becomes payable by reason of such separation from service shall be paid to the Participant before the earlier of (i) the expiration of the six (6) month period measured from the date of the Participant’s separation from service, and (ii) the date of the Participant’s death. A separation from service shall be deemed to occur only if it is a “separation from service” within the meaning of Code Section 409A, and references in the Plan and any Award Agreement to “termination,” “termination of employment,” or like terms shall mean a “separation from service.”

5.6          Plan Amendment, Termination and Suspension.

(a)     Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

(b)     Shareholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of the Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

(c)     Amendments to Awards. Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Section 1.2(b) and 5.6(d)) may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant’s rights and benefits under an Award. Any amendment or other action that would constitute a repricing of an Award is subject to the limitations set forth in Section 1.2(b)(viii).

(d)     Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 5.2 shall not be deemed to constitute changes or amendments for purposes of this Section 5.6.

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5.7           Privileges of Stock Ownership.

Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

5.8           Effective Date of the Plan.

This Plan is effective as of August 15, 2016. The Plan shall be submitted for and subject to shareholder approval no later than twelve months after the effective date.

5.9           Term of the Plan.

No Award will be granted under this Plan after August 15, 2026 (the “termination date”). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

5.10         Governing Law/Construction/Severability

(a)           Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

(b)           Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c)           Plan Construction.

(i)           Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. The exemption will not be available if the authorization of actions by any Committee of the Board with respect to such Awards does not satisfy the applicable conditions of Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards.

(ii)          Section 162(m). It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options granted with an exercise or base price not less than Fair Market Value on the date of grant will qualify as performance-based compensation or otherwise be exempt from

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deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

5.11         Captions.

Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

5.12         Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.

Awards may be granted to Eligible Employees under this Plan in substitution for employee stock options, stock appreciation rights, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Employees in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption nor substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit in Section 1.4 or other limits on the number of shares available for issuance under the Plan.

5.13         Non-Exclusivity of Plan.

Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

5.14         No Corporate Action Restriction.

The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation’s or any Subsidiary’s capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the

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Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No Participant, Beneficiary, Personal Representative or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

5.15         Other Company Benefit and Compensation Program.

Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or the Subsidiaries.

5.16         Recoupment.

An Award under this Agreement and the Common Stock received by the Participant upon the vesting of the Award, or the value, proceeds or other benefits received by the Participant upon the sale of such Common Stock, shall be subject to the Corporation’s Policy Regarding Recoupment of Certain Performance-Based Compensation Payments, as it may be amended from time to time or as may be required by law or the requirement of any listing agency.

6.     DEFINITIONS.

6.1           Definitions.

(a)           “Award” means an award of any Option, Restricted Stock, Stock Unit, or Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

(b)           “Award Agreement” means any agreement setting forth the terms of an Award that has been authorized by the Committee. Evidence of an Award may be in written or electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant. Any shares of Common Stock that become deliverable to the Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book-entry form in the name of the Participant.

(c)           “Award Date” means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

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(d)           “Beneficiary” means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

(e)           “Board” means the Board of Directors of the Corporation.

(f)           “Cause” with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable contract with the Participant) a termination of employment based upon a finding by the Company, acting in good faith and based on its reasonable belief at the time, that the Participant:

(i)           has failed to render services to the Company where such failure amounts to gross negligence or misconduct of the Participant’s responsibility and duties;

(ii)          has committed an act of fraud or been dishonest against the Company or any affiliate of the Company; or

(iii)         has been convicted of a felony or other crime involving moral turpitude.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

(g)           “Change in Control Event” means any of the following events:

(i)           any sale, lease, exchange or other change in ownership (in one or a series of transactions) of all or substantially all of the assets of the Corporation, unless its business is continued by another entity in which holders of the Corporation’s voting securities immediately before the event own, either directly or indirectly, more than seventy percent (70%) of the continuing entity’s voting securities immediately after the event;

(ii)          any reorganization or merger of the Corporation, unless (i) the holders of the Corporation’s voting securities immediately before the event own, either directly or indirectly, more than seventy percent (70%) of the continuing or surviving entity’s voting securities immediately after the event, and (ii) at least a majority of the members of the Board of Directors of the surviving entity resulting from such reorganization or merger were members of the incumbent Board at the time of the execution of the initial agreement or of the action of such incumbent Board providing for such reorganization or merger;

(iii)         an acquisition by any person, entity or group acting in concert of more than fifty percent (50%) of the voting securities of the Corporation, unless the holders of the Corporation’s voting securities immediately before the event

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own, either directly or indirectly, more than seventy percent (70%) of the acquirer’s voting securities immediately after the acquisition;

(iv)         the consummation of a tender offer or exchange offer by any individual, entity or group which results in such individual, entity or group beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of the voting securities of the Corporation, unless the tender offer is made by the Corporation or any of its subsidiaries or the tender offer is approved by a majority of the members of the Board who were in office at the beginning of the twelve month period preceding the commencement of the tender offer; or

(v)          a change of one-half or more of the members of the Board within a twelve-month period, unless the election or nomination for election by shareholders of new directors within such period constituting a majority of the applicable Board was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were in office at the beginning of the twelve-month period.

To the extent required to comply with Section 409A, a Change in Control Event will mean a Change in Control Event as described above that also qualifies as a “change in control event” for purposes of Section 409A.

(h)           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)            “Commission” means the Securities and Exchange Commission.

(j)           “Committee” means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law.

(k)           “Common Stock” means the Common Shares of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 5.2 of this Plan.

(l)            “Company” means, collectively, the Corporation and its Subsidiaries.

(m)           “Corporation” means American States Water Company, a California corporation, and its successors.

(n)            “Eligible Employee” means an officer (whether or not a director) or key employee of the Company.

(o)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

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(p)           “Executive Officer” means any “covered employee” within the meaning of Section 162(m)(3) of the Code.

(q)           “Fair Market Value” on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock listed on The Wall Street Journal website (www.online.wsj.com), of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such website on the next preceding date on which there was trading in such shares; (2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (4) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

(r)           “Good Reason” with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable contract with the Participant) a resignation of employment by the Participant following a Change in Control Event for Good Reason.  For purposes of this Agreement, “Good Reason” shall mean:

(i)           the assignment to the Participant of any duties inconsistent in any respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as in effect on the date of the Change in Control Event, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities;

(ii)          any failure by the Company to reappoint the Participant to a position held by the Participant on the date of the Change in Control Event, except as a result of the termination of the Participant’s employment by the Company for Cause or Total Disability, the death of the Participant, or the termination of the Participant’s employment by the Participant other than for Good Reason;

(iii)         reduction by the Company in the Participant’s base salary in effect on the date hereof or as the same may be increased from time-to-time;

(iv)         elimination by the Company of any cash incentive or other cash bonus compensation plan, without providing substantially equivalent substitutes therefor, or (B) any modification of the terms thereof, that would (in the case of either clause (A) or (B)) substantially diminish (in the aggregate, taking into

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consideration changes in salary, etc.) the aggregate amount of the base salary and cash incentive or other cash bonus and equity incentives or other equity-based compensation that is reasonably expected to be earned by the Participant during any calendar year from the aggregate amount that would reasonably have been expected to be earned by the Participant, assuming the maintenance of the cash incentive or cash bonus compensation plan or plans in effect on the date of the Change in Control Event;

(v)          elimination by the Company of any equity incentive or other equity-based compensation plan, without providing substantially equivalent substitutes therefor, or (B) any modification of the terms thereof that would (in the case of either clause (A) or (B)) substantially diminish (in the aggregate, taking into consideration changes in salary, etc.) the aggregate amount of the base salary, cash incentive or cash bonus and equity incentive or other equity-based compensation that is reasonably expected to be earned by the Participant during any calendar year from the aggregate amount that would reasonably have been expected to be earned by the Participant, assuming the maintenance of the equity incentive or other equity-based compensation plan or plans in effect on the date of the Change in Control Event.

(vi)         the taking of any action by the Company (including the elimination of benefit plans without providing substitutes therefor or the reduction of the Participant’s benefits thereunder) that would substantially diminish the aggregate value of the Participant’s other fringe benefits, including the executive benefits and perquisites, from the levels in effect prior to the date of the Change in Control Event;

(vii)        the Company provides written notice to the Participant that the Participant will be based at any office or location which increases the distance from the Participant’s home to the office location by more than 35 miles from the distance in effect as of the date of the Change in Control Event; and

(viii)       any failure by the Company to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place;

which condition in any event under (1)-(8) is not cured within twenty (20) days after written notice to the Company from the Participant.  Participant shall provide notice of intent to terminate employment citing Good Reason not later than thirty (30) business days after an initial occurrence of a condition that Participant purports to constitute Good Reason, which termination shall be effective no later than twenty-one (21) days thereafter, unless otherwise cured.

26

(s)           “Incentive Stock Option” means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions and is made under such circumstances and to such persons as may be necessary to comply with that section.

(t)            “Nonqualified Stock Option” means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

(u)           “Option” means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

(v)           “Participant” means an Eligible Employee who has been granted an Award under this Plan.

(w)          “Performance Award” means an Award granted pursuant to Section 4A of the Plan of a contractual right to receive Common Stock or a fixed or variable amount of cash (as determined by the Committee) upon the achievement, in whole or in part, of the applicable Performance Criteria. A grant of Restricted Stock Awards or Stock Unit Awards may be designed to qualify as Performance Awards.

(x)            “Performance Criteria” means the objectives established by the Committee for a Performance Period pursuant to Section 4A.3 of the Plan for the purpose of determining the extent to which an Award of Performance Awards has been earned.

(y)           “Performance Period” means the period of no less than one year selected by the Committee during which performance is measured for the purpose of determining the extent to which an Award of Performance Awards has been earned.

(z)           “Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

(aa)         “Plan” means this 2016 Stock Incentive Plan, as it may be amended from time to time.

(bb)         “Restricted Shares” or “Restricted Stock” means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award

27

Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

(cc)         “Restricted Stock Unit” means a Stock Unit subject to such conditions on vesting and payout as the Committee may determine.

(dd)         “Retirement” means retirement from active service as an employee or officer of the Company on or after attaining age 65.

(ee)         “Rule 16b-3” means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

(ff)           “Stock Unit” means a bookkeeping entry that serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment of the Stock Unit grant. Stock Units are not outstanding shares of Common Stock and do not entitle a grantee to any dividend, voting or other rights in respect of any Common Stock. Stock Units may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, credited in the form of cash or additional Stock Units, as determined by the Committee. Stock Units are payable in shares of Common Stock.

(gg)         “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

(hh)         “Total Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

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630 East Foothill Boulevard, San Dimas, California 91773

909-394-3600 www.aswater.com

AMERICAN STATES WATER COMPANY 630 EAST FOOTHILL BOULEVARD SAN DIMAS, CA 91773

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	E01251-P75429	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN STATES WATER COMPANY				For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:				All	All	Except

1.	Election of Class II Directors			☐	☐	☐

Nominees:

	01)	Dr. Diana M. Bontá
	02)	Mr. Lloyd E. Ross
	03)	Mr. Robert J. Sprowls

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.								For	Against	Abstain

2.	To approve the 2016 Stock Incentive Plan.							☐	☐	☐

3.	Advisory vote to approve the compensation of our named executive officers.							☐	☐	☐

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm.							☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.						☐

Please indicate if you plan to attend this meeting.				☐	☐
				Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com.

E01252-P75429

AMERICAN STATES WATER COMPANY 2016 ANNUAL MEETING OF SHAREHOLDERS May 17, 2016 This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Lloyd E. Ross and Anne M. Holloway, and each or any of them, proxies of the undersigned, each with full power of substitution, to vote in their discretion at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) and any adjournments thereof. The Annual Meeting will be held on Tuesday, May 17, 2016 at 10:00 a.m., Pacific Daylight Time at The Langham Hotel, 1401 South Oak Knoll Avenue, Pasadena, California.

This proxy, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s) and the named proxies will, in their sole discretion, vote such shares on any other matters that may properly come before the meeting or any adjournments thereof. If no direction is made, this proxy will be voted FOR the listed Nominees and FOR proposals 2, 3 and 4. Further, if cumulative voting rights for the Election of Directors (Item 1) are exercised at the meeting, the proxies will cumulatively vote their shares as provided in the proxy statement. If a proposal is made to adjourn the meeting in order to enable management to continue to solicit proxies in favor of the proposals, the proxies will be voted in favor of adjournment, unless otherwise directed. The proxies will vote in favor of the election of a person as a director if a nominee named in the proxy statement is unable to serve or for good cause will not serve and on such other matters as are incident to the conduct of the Annual Meeting, unless otherwise instructed.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side